UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Macro Themes Fund

BlackRock Multi-Asset Real Return Fund

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Risk Allocation Fund

BlackRock Ultra-Short Obligations Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2015

Date of reporting period: 01/31/2015

Item 1 – Report to Stockholders

JANUARY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„  BlackRock Commodity Strategies Fund

„  BlackRock Global Long/Short Credit Fund

„  BlackRock Macro Themes Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.
TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	9.29	12.25
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2015	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2015, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

•

Commodities and natural resources equities came under pressure during the period. The combination of slower-than-expected global economic growth and ample commodity supply set the stage for a steep decline in commodity prices during the second half of 2014. While the plunge in crude oil dominated headlines, the price weakness was widespread across the commodity complex. Industrial metals were particularly weak during the period.

•

In the stock market, the metals & mining industry was the hardest hit of the natural resources sectors. Exposure to this market segment was the largest drag on relative performance, with a number of copper producers among the Fund’s most significant laggards.

•	The Fund’s position in energy stocks also detracted from returns given the sector’s weak performance during the six-month period.

•

Agriculture-related equities outperformed in an otherwise difficult period for commodities and natural resources equities. Agricultural equities as a whole were flat, but a number of the Fund’s holdings generated strong absolute returns. Notable outperformers included grain handlers and transporters that benefited from bumper harvests, as well as some lumber companies that were well positioned to benefit from a pick-up in North American construction activity.

•	The Fund’s position in gold-related equities contributed positively due to the strong rally in gold shares in January. Gold benefited from rising demand for “safe haven” assets, and gold stocks showed heightened sensitivity to the metal’s rise.

•	The Fund’s commodity futures linked strategy generated outperformance, with positioning in crude oil, natural gas and coffee contributing strongly at various points during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund sought to maintain generally equal weightings between the equity and derivatives strategies, as well as balanced and broad equity exposure across commodity sectors. The Fund rebalanced its strategy allocations in January 2015. This resulted in a reduction in the Fund’s position in mining stocks and an increase in its allocation to agriculture stocks.

•

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against the Fund’s exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period with approximately 50% of net assets allocated to the commodity-related equity strategy and 50% allocated to the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure). Aggregating both strategies, the Fund was overweight relative to the benchmark index in energy and underweight in agriculture and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	4%
Royal Dutch Shell PLC, B Shares	4
Chevron Corp.	4
Citigroup, Inc. 1-month LIBOR, 3/02/16*	4
Bank of America Corp. 3-month LIBOR, 1/25/16*	3
PowerShares DB Commodity Index Tracking Fund	3
ConocoPhillips	2
Anadarko Petroleum Corp.	2
Total SA	2
Monsanto Co.	2

*	Represents a commodity-linked note.

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	75%
Commodity-Linked Notes	20
Investment Companies	5

4	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities, and assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(20.61)%	(14.65)%	N/A	(6.25)%	N/A
Investor A	(20.81)	(14.85)	(19.32)%	(6.45)	(7.95)%
Investor C	(21.06)	(15.45)	(16.29)	(7.16)	(7.16)
Bloomberg Commodity Index Total ReturnSM	(21.16)	(20.02)	N/A	(9.40)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]			Annualized Expense Ratio
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[7]
Institutional	$1,000.00	$793.90	$5.79	$1,000.00	$1,018.75	$6.51	1.28%
Investor A	$1,000.00	$791.90	$6.77	$1,000.00	$1,017.64	$7.63	1.50%
Investor C	$1,000.00	$789.40	$10.15	$1,000.00	$1,013.86	$11.42	2.25%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	5

Fund Summary as of January 31, 2015	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2015, the Fund underperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

Long positions in European high yield bonds detracted from returns as the sector experienced substantial volatility during the period. Additionally, short positions in indices providing exposure to credit default swaps on European crossover (issues straddling the line between investment grade and speculative quality) and senior financial issues detracted from performance, as the credit default swaps indices outperformed cash bonds. Within U.S. investment grade credit, long positions in financials and industrials detracted as these markets experienced technical pressure. A small tactical allocation to energy bonds and loans detracted given the severe downward move in oil prices. Likewise, a trade designed to benefit from what the investment advisor viewed as the mispricing of a Brazilian quasi-sovereign issue detracted, as the name is highly correlated to oil. Finally, broad market hedges expressed through U.S. equity put options detracted given the outperformance of equities during the period.

•

The largest positive contributor to returns was positioning throughout the capital structure in European bank debt, which involved taking profits on senior positions and re-deploying assets to subordinated bonds, which outperformed. Absolute return strategies within U.S. industrial sectors were also a notable contributor to performance. These strategies included tactical positioning within technology issuers in the telecommunication services and semiconductor sectors, a short position in a U.S. capital goods issuer, and an event-related long position in a specialty pharmaceutical company. Positions in U.S. and European bank loans and collateralized loan obligations (CLOs) provided income and in some cases modest price appreciation, as did exposure to enhanced equipment trust certificates which have benefited recently from strong airline earnings releases. Despite a difficult environment for high yield, security selection within the sector proved beneficial as the Fund held higher quality issues which outperformed. In Europe, the Fund benefited from positions in investment grade credit which rallied substantially as low interest rates generated demand for incremental income from higher quality issues. Finally, European hedges were additive, most notably the use of equity put options to minimize the impact of market volatility during the fourth quarter.

•

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund may also employ credit derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. During the period, the Fund’s derivative holdings had a net positive impact on performance, attributable to currency-related positions.

Describe recent portfolio activity.

•

Over the course of the period, the regional allocation was shifted to favor European credit. Within Europe, the Fund initially made tactical changes with capital preservation as a primary consideration. This included using equity put options and subsequently moving back to credit index short positions based on our assessment of relative value. In addition, the Fund exited a number of investment grade bond positions including Spanish covered bonds in financials. This capital was redeployed into more attractively valued subordinated debt of European banks and high yield cash bonds. The Fund transitioned from a net short position in sovereign debt to a long position via purchases of Spanish and Italian government bonds, based on the view that the European Central Bank (“ECB”) would announce further bond purchases directly impacting sovereign credit.

•

In the United States, the Fund initially added to high yield and investment grade bonds on market weakness; however, these positions were trimmed in order to reduce credit exposure. Eventually, the Fund moved to a net short position in investment grade credit and added broad credit hedges. Late in the period, the Fund reduced exposure to U.S. bank loans and CLOs on concerns over liquidity, technical pressures and changing regulations. The Fund implemented a number of event-related trades in U.S. and European issuers, and tactically traded opportunities in the U.S. technology and healthcare sectors. Finally, the Fund employed several long, short and paired trades in the energy sector with an eye toward the relative balance sheet strength and asset quality of companies in the oil & gas exploration & production sector.

•

The Fund’s cash exposure had no material impact on performance as the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

As of period end, the investment advisor continues to monitor the divergence in the ECB’s monetary policy versus that of the U.S. Federal Reserve and other central banks. The Fund’s positioning at period end reflected a preference for European versus the U.S. credit markets. In Europe we continue to see value in subordinated bank debt and high yield cash bonds while tactically managing exposure to sovereigns. In the United States, the Fund is tilted toward high yield versus investment grade credit and is actively seeking absolute return opportunities (long, short and paired trades) within industrial sectors.

•

The Fund ended the period with a net long credit position in Europe at 30% of net assets, 14% in the U.S., 2% in Asia, and 46% overall given continued strong credit fundamentals and recent spread widening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances the Fund invests at least 80% of its total assets in credit-related instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015
				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.64%	3.63%	(0.57)%	1.47%	N/A	3.81%	N/A
Investor A	3.19	3.19	(0.77)	1.14	(2.90)%	3.54	2.28%
Investor C	2.64	2.63	(1.10)	0.42	(0.55)	2.79	2.79
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.01	0.03	N/A	0.07	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[7]	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]
Institutional	$1,000.00	$994.30	$7.79	5.13	$1,000.00	$1,017.39	$7.88	$1,020.06	$5.19
Investor A	$1,000.00	$992.30	$9.39	6.78	$1,000.00	$1,015.78	$9.50	$1,018.40	$6.87
Investor C	$1,000.00	$989.00	$12.88	10.28	$1,000.00	$1,012.25	$13.03	$1,014.87	$10.41

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.55% for Institutional, 1.87% for Investor A and 2.57% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.02% for Institutional, 1.35% for Investor A and 2.05% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	7

Fund Summary as of January 31, 2015	BlackRock Macro Themes Fund

Investment Objective

BlackRock Macro Themes Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

U.S. Treasury Bonds	8%
Portugal Obrigacoes do Tesouro OT	5
Health Care Select Sector SPDR Fund	5
Italy Buoni Poliennali Del Tesoro	4
ETFS Physical PM Basket	4
Republic of Colombia	4
Brazil Notas do Tesouro Nacional, Series B	3
Financial Select Sector SPDR Fund	3
Hellenic Republic	3
Republic of Indonesia	3

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	47%
Foreign Government Obligations	28
Investment Companies	15
U.S. Treasury Obligations	8
Foreign Agency Obligations	2

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value December 4, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value December 4, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$997.30	$1.90	$1,000.00	$1,006.04	$1.91	1.20%
Investor A	$1,000.00	$997.00	$2.30	$1,000.00	$1,005.64	$2.31	1.45%
Investor C	$1,000.00	$996.10	$3.49	$1,000.00	$1,004.45	$3.50	2.20%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period from December 4, 2014, the commencement of operations, to January 31, 2015). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	BLACKROCK FUNDS	JANUARY 31, 2015

The Benefits and Risks of Leveraging

BlackRock Global Long/Short Credit Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock Global Long/Short Credit Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of BlackRock Global Long/Short Credit Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, BlackRock Global Long/Short Credit Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to BlackRock Global Long/Short Credit Fund shareholders, and the value of these portfolio holdings is reflected in BlackRock Global Long/Short Credit Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed BlackRock Global Long/Short Credit Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if BlackRock Global Long/Short Credit Fund had not used leverage.

Furthermore, the value of BlackRock Global Long/Short Credit Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence BlackRock Global Long/Short Credit Fund’s NAV positively or negatively in addition to the impact on BlackRock Global Long/Short Credit Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in BlackRock Global Long/Short Credit Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of BlackRock Global Long/Short Credit Fund’s shares than if BlackRock Global Long/Short Credit Fund were not leveraged. In addition, BlackRock Global Long/Short Credit Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause BlackRock Global Long/Short Credit Fund to incur losses. The use of leverage may limit BlackRock Global Long/Short Credit Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. BlackRock Global Long/Short Credit Fund incurs expenses in connection with the use of leverage, all of which are borne by BlackRock Global Long/Short Credit Fund shareholders and may reduce income.

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

BLACKROCK FUNDS	JANUARY 31, 2015	9

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2014 or commencement of operations and held through January 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Global Long/Short Credit Fund’s Portfolio Information

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	38%	16%	54%
Italy	8	—	8
Spain	7	—	7
United Kingdom	5	—	5
Ireland	4	—	4
France	4	—	4
Netherlands	3	—	3
Denmark	3	—	3
Cayman Islands	3	—	3
Germany	2	—	2
Portugal	2	—	2
Other[2]	4	1	5
Total	83%	17%	100%

[1]	Total investments include the gross market values of long and short positions and exclude short-term securities.

[2]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Credit Quality Allocation[3]	Percent of Long-Term Investments

AAA/Aaa[4]	16
AA/Aa	1
A	11
BBB/Baa	25
BB/Ba	29
B	17
CCC/Caa	1

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS	JANUARY 31, 2015	11

Consolidated Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes		Par (000)	Value
Bank of America Corp. 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 1/25/16	USD	10,000	$8,111,679
Citigroup, Inc. 1-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Curve CompositeSM, multiplied by 3), 1/08/16		5,000	3,863,060
Citigroup, Inc. 1-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Curve CompositeSM, multiplied by 3), 3/02/16		14,000	8,912,848
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 1/04/16		5,000	3,297,020
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 1/11/16		5,000	3,577,701
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 1/15/16		5,000	3,996,745
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 12/04/15		5,000	3,108,185
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 1/04/16		5,000	3,503,650
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 1/19/16		5,000	4,214,218
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 12/24/15		6,000	3,807,188
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 2/29/16		4,000	4,000,000
Total Commodity-Linked Notes — 12.5%			50,392,294

Common Stocks		Shares
Biotechnology — 0.1%
Genus PLC		29,802	549,428
Chemicals — 4.5%
Agrinos AS (a)		66,903	12,989
Agrium, Inc.		12,482	1,331,205
Auriga Industries A/S, Class B		5,507	260,591
CF Industries Holdings, Inc.		7,698	2,350,815
Israel Chemicals Ltd.		72,816	523,245
Johnson Matthey PLC		7,890	385,986
Monsanto Co.		36,408	4,295,416
The Mosaic Co.		36,928	1,798,024

Common Stocks	Shares	Value
Chemicals (concluded)
Potash Corp. of Saskatchewan, Inc.	75,969	$2,773,729
Syngenta AG, Registered Shares	6,242	2,033,231
Umicore SA	23,364	978,504
Uralkali OJSC — GDR, Registered Shares	34,328	426,385
Yara International ASA	16,644	866,526

		18,036,646
Energy Equipment & Services — 0.9%
Halliburton Co.	21,100	843,789
Schlumberger Ltd.	32,408	2,670,095

		3,513,884
Food & Staples Retailing — 0.3%
The Andersons, Inc.	11,442	514,661
Fyffes PLC	280,872	356,422
Total Produce PLC	436,914	508,522

		1,379,605
Food Products — 5.1%
Adecoagro SA (a)	70,736	548,911
Archer-Daniels-Midland Co.	74,898	3,492,494
Astra Agro Lestari Tbk PT	208,000	380,176
BRF SA — ADR	96,742	2,294,720
Bunge Ltd.	29,126	2,607,651
Darling Ingredients, Inc. (a)	20,804	353,252
First Resources Ltd.	624,000	857,082
Glanbia PLC	52,011	837,376
GrainCorp Ltd., Class A	37,202	256,790
Hormel Foods Corp.	5,202	266,446
Ingredion, Inc.	15,604	1,258,307
Kernel Holding SA (a)	8,322	69,893
New Britain Palm Oil Ltd.	31,415	329,803
Origin Enterprises PLC (a)	70,736	628,260
Pilgrim’s Pride Corp.	34,328	932,005
Scandi Standard AB (a)	57,923	365,798
Select Harvests Ltd.	50,523	259,404
SunOpta, Inc. (a)	20,804	217,610
Tyson Foods, Inc., Class A	81,138	3,167,627
Wilmar International Ltd.	691,000	1,639,875

		20,763,480
Household Durables — 0.0%
TRI Pointe Homes, Inc.	6,091	87,284
Machinery — 0.4%
Deere & Co.	8,010	682,372
Kubota Corp.	62,000	920,415

		1,602,787
Metals & Mining — 13.9%
African Barrick Gold PLC	150,506	639,048
African Rainbow Minerals Ltd.	28,625	287,865
Agnico-Eagle Mines Ltd.	73,626	2,482,205

Portfolio Abbreviations

ADR	American Depositary Receipts	COP	Colombian Peso	INR	Indian Rupee	REIT	Real Estate Investment Trust
AKA	Also Known As	DKK	Danish Krone	JPY	Japanese Yen	S&P	Standard & Poor’s
ASX	Australian Securities Exchange	ETF	Exchange Traded Fund	KRW	Korean Won	SEK	Swedish Krona
AUD	Australian Dollar	EUR	Euro	LIBOR	London Interbank Offered Rate	SGD	Singapore Dollar
BRL	Brazilian Real	EURIBOR	Euro Interbank Offered Rate	LP	Limited Partnership	SPDR	Standard & Poor’s Depositary Receipts
CAD	Canadian Dollar	FKA	Formerly Known As	MXN	Mexican Peso	THB	Thai Baht
CDO	Collateralized Debt Obligation	FTSE	Financial Times Stock Exchange	MYR	Malaysian Ringgit	TRY	Turkish Lira
CHF	Swiss Franc	GBP	British Pound	NOK	Norwegian Krone	TWD	Taiwan New Dollar
CLO	Collateralized Loan Obligation	GDR	Global Depositary Receipts	NZD	New Zealand Dollar	USD	U.S. Dollar
CLP	Chilean Peso	HUF	Hungarian Forint	OTC	Over-the-counter	ZAR	South African Rand
CNH	Chinese Yuan	IDR	Indonesian Rupiah	PIK	Payment-in-kind
CNY	Chinese Yuan Offshore	ILS	Israeli Shekel	PLN	Polish Zloty

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Alamos Gold, Inc.	78,487	$418,778
Alumina Ltd.	451,601	675,964
Anglo American PLC	30,840	515,142
AngloGold Ashanti Ltd.	50,847	616,718
Aurubis AG	8,151	441,891
Barrick Gold Corp.	34,576	442,166
BHP Billiton PLC	124,988	2,714,816
Boliden AB	75,266	1,175,786
Centamin PLC	403,384	407,516
Century Aluminum Co. (a)	24,599	568,483
Eldorado Gold Corp.	453,995	2,179,405
First Majestic Silver Corp. (a)	61,016	376,938
First Quantum Minerals Ltd.	74,023	675,161
Fortescue Metals Group Ltd.	108,020	195,872
Franco-Nevada Corp.	45,253	2,611,476
Freeport-McMoRan, Inc.	42,435	713,332
Fresnillo PLC	180,855	2,442,906
Glencore PLC	720,136	2,685,094
Gold Fields Ltd. — ADR	170,000	1,003,000
Goldcorp, Inc.	164,741	3,978,832
HudBay Minerals, Inc.	176,015	1,281,293
Iluka Resources Ltd.	64,521	350,392
Industrias Penoles SAB de CV	34,067	679,067
Kinross Gold Corp.	146,600	497,242
Lundin Mining Corp. (a)	419,192	1,491,106
MAG Silver Corp. (a)	68,300	506,324
Metals X Ltd.	154,379	131,839
Nevsun Resources Ltd.	145,393	502,302
New Gold, Inc. (a)	260,000	1,139,687
Newcrest Mining Ltd.	220,000	2,375,447
Northern Star Resources Ltd.	280,000	405,096
Nyrstar NV	240,855	906,037
Osisko Gold Royalties Ltd.	31,000	416,928
OZ Minerals Ltd.	54,011	161,335
Petra Diamonds Ltd.	142,370	328,266
Polymetal International PLC	30,359	273,388
Randgold Resources Ltd. — ADR	46,979	4,005,430
Rio Tinto PLC	88,290	3,879,741
Romarco Minerals, Inc. (a)	406,776	182,468
Royal Gold, Inc.	34,982	2,534,796
Silver Wheaton Corp.	84,926	1,950,885
Sirius Resources NL	118,958	230,503
Sociedad Minera Cerro Verde SAA	18,201	400,422
Tahoe Resources, Inc.	30,978	422,726
Teck Resources Ltd., Class B	45,895	594,139
Trevali Mining Corp. (a)	771,153	594,735
Vale SA — ADR, Preference Shares	61,615	385,710
Volcan Cia Minera SAA, Class B	837,855	131,299
Western Areas Ltd.	65,354	202,461
Yamana Gold, Inc.	185,963	769,785

		55,979,243
Oil, Gas & Consumable Fuels — 20.9%
Anadarko Petroleum Corp.	56,613	4,628,113
BG Group PLC	67,730	903,377
BP PLC	295,600	1,898,950
Cabot Oil & Gas Corp.	66,400	1,759,600
Cairn Energy PLC (a)	203,100	585,337
Cameco Corp.	43,661	614,353
Canadian Natural Resources Ltd.	41,400	1,200,264
Chevron Corp.	90,450	9,273,839
China Shenhua Energy Co. Ltd., H Shares	286,500	786,453
Cimarex Energy Co.	15,400	1,589,280
ConocoPhillips	93,850	5,910,673
CONSOL Energy, Inc.	28,637	829,041
Devon Energy Corp.	56,900	3,429,363

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Enbridge, Inc.	64,400	$3,119,399
EnCana Corp.	149,300	1,825,861
EOG Resources, Inc.	33,000	2,937,990
EQT Corp.	18,800	1,399,472
Exxon Mobil Corp.	113,932	9,959,935
Genel Energy PLC (a)	55,200	515,882
Green Plains, Inc.	5,202	121,779
Imperial Oil Ltd.	27,000	1,003,762
Kosmos Energy Ltd.	144,221	1,264,818
Marathon Oil Corp.	87,800	2,335,480
Murphy Oil Corp.	24,500	1,100,295
Noble Energy, Inc.	49,600	2,367,904
Oil Search Ltd.	256,950	1,546,268
Phillips 66	24,969	1,755,820
Pioneer Natural Resources Co.	10,900	1,640,777
Range Resources Corp.	33,050	1,529,223
Royal Dutch Shell PLC, B Shares	302,390	9,573,691
Southwestern Energy Co. (a)	42,100	1,043,659
Statoil ASA	95,279	1,595,570
Total SA	84,700	4,347,682

		84,393,910
Paper & Forest Products — 0.3%
Canfor Corp.	19,764	387,752
Interfor Corp.	21,324	372,545
Louisiana-Pacific Corp.	14,563	238,396

		998,693
Real Estate Investment Trusts (REITs) — 0.2%
Weyerhaeuser Co.	22,885	820,427
Total Common Stocks — 46.6%		188,125,387

Investment Companies
ELEMENTSSM Linked to the Rogers International Commodity Index — Total Return (a)(b)	315,000	1,867,950
ETFS All Commodities DJ-UBSCISM (a)(b)	185,000	1,865,725
PowerShares DB Commodity Index Tracking Fund (a)(b)	441,000	7,673,400
Total Investment Companies — 2.8%		11,407,075

Preferred Stocks
Food Products — 0.1%
Tyson Foods, Inc., 4.75%	10,085	487,811
Total Long-Term Investments
(Cost — $281,766,405) — 62.0%		250,412,567

Short-Term Securities
Money Market Funds — 2.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (c)(d)	9,144,893	9,144,893

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
U.S. Treasury Bills — 32.1%
0.02%, 2/12/15 (e)	USD	17,000	$16,999,949
0.03%, 3/05/15 (e)		2,000	1,999,974
0.04%, 3/05/15 (e)		27,000	26,999,645
0.04%, 4/09/15 (e)		30,000	29,999,730
0.03%, 5/07/15 (e)		2,000	1,999,874
0.05%, 5/07/15 (e)		10,000	9,999,370
0.05%, 6/04/15 (e)		5,000	4,999,620
0.07%, 6/04/15 (e)		16,000	15,998,784
0.05%, 7/09/15 (e)		5,000	4,999,345
0.07%, 7/09/15 (e)		16,000	15,997,904

			129,994,195
Total Short-Term Securities (Cost — $139,128,592) — 34.4%			139,139,088

Value
Total Investments (Cost — $420,894,997) — 96.4%	$389,551,655
Other Assets Less Liabilities — 3.6%	14,668,865

Net Assets — 100.0%	$404,220,520

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(c)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2014	Net Activity	Shares/Beneficial Interest Held at January 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,539,789	(3,394,896)	9,144,893	$6,772
BlackRock Liquidity Series, LLC Money Market Series	$39,840	$(39,840)	—	$2,822

(d)	Represents the current yield as of report date.

(e)	Rate shown reflects the discount rate at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	$23,636,735	$26,755,559	$50,392,294
Common Stocks:
Biotechnology	$549,428	—	—	549,428
Chemicals	12,988,563	5,048,083	—	18,036,646
Energy Equipment & Services	3,513,884	—	—	3,513,884
Food & Staples Retailing	1,379,605	—	—	1,379,605
Food Products	16,097,086	4,666,394	—	20,763,480
Household Durables	87,284	—	—	87,284
Machinery	682,372	920,415	—	1,602,787
Metals & Mining	35,481,205	20,498,038	—	55,979,243
Oil, Gas & Consumable Fuels	62,640,700	21,753,210	—	84,393,910
Paper & Forest Products	998,693	—	—	998,693
Real Estate Investment Trusts (REITs)	820,427	—	—	820,427
Investment Companies	11,407,075	—	—	11,407,075
Preferred Stocks	487,811	—	—	487,811
Short-Term Securities:
Money Market Funds	9,144,893	—	—	9,144,893
U.S. Treasury Bills	—	129,994,195	—	129,994,195

Total	$156,279,026	$206,517,070	$26,755,559	$389,551,655

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, cash of $13,894,719 is categorized as Level 1 within the disclosure hierarchy.

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2

Assets:
Long-Term Investments:
Common Stocks:
Chemicals	—	$(709,661)	$709,661	—
Food Products	—	(2,805,965)	2,805,965	—
Metals & Mining	—	(18,870,512)	18,870,512	—
Oil, Gas & Consumable Fuels	—	(15,239,290)	15,239,290	—

Total	—	$(37,625,428)	$37,625,428	—

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	15

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Assets:
Opening Balance, as of July 31, 2014	$29,554,915
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(14,366,997)
Net change in unrealized appreciation/depreciation[1,2]	(9,799,356)
Purchases	41,000,000
Sales	(19,633,003)
Closing Balance, as of January 31, 2015	$26,755,559

Net change in unrealized appreciation/depreciation on investments still held at January 31, 2015[1]	$(12,244,441)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at January 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 3.0%
ACAS CLO Ltd., Series 2014-1A, Class C, 3.13%, 7/18/26 (a)(b)	USD	1,795	$1,706,248
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.70%, 7/15/26 (a)(b)		767	709,475
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.90%, 4/15/24 (a)(b)		1,000	948,359
ALM VI Ltd.:
Series 2012-6A, Class A2, 2.74%, 6/14/23 (a)(b)		3,930	3,938,911
Series 2012-6A, Class C, 4.99%, 6/14/23 (a)(b)		2,000	1,999,891
ALM VII Ltd., Series 2012-7A, Class C, 4.76%, 10/19/24 (a)(b)		7,360	7,359,887
ALM VIII Ltd.:
Series 2013-8A, Class B, 3.01%, 1/20/26 (a)(b)		1,520	1,453,723
Series 2013-8A, Class D, 4.76%, 1/20/26 (a)(b)		3,355	2,867,818
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.18%, 7/28/26 (a)(b)		2,290	2,218,798
Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)		2,625	2,442,349
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25 (a)(b)		1,500	1,376,504
Apidos CLO XVI, Series 2013-16A, Class B, 3.03%, 1/19/25 (a)(b)		1,313	1,265,510
Apidos CLO XVII, Series 2014-17A, Class B, 3.08%, 4/17/26 (a)(b)		1,580	1,526,178
Apidos CLO XVIII, Series 2014-18A, Class C, 3.88%, 7/22/26 (a)(b)		1,380	1,305,119
Ares XXV CLO Ltd., Series 2012-3X, Class C, 3.40%, 1/17/24 (b)		1,300	1,275,069
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.93%, 2/17/26 (a)(b)		1,800	1,695,747
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.25%, 7/16/26 (a)(b)		500	483,455
Series 2014-1A, Class D, 3.70%, 7/16/26 (a)(b)		980	899,967
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (a)(b)		1,185	1,165,376
Babson CLO Ltd.:
Series 2012-2A, Class C, 4.48%, 5/15/23 (a)(b)		1,285	1,278,215
Series 2013-IIA, Class B1, 2.90%, 1/18/25 (a)(b)		2,500	2,379,978
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25 (a)(b)		1,750	1,617,753
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.73%, 7/20/26 (a)(b)		1,000	920,629
Benefit Street Partners CLO Ltd.:
Series 2012-IA, Class C, 4.75%, 10/15/23 (a)(b)		1,620	1,592,914
Series 2013-IIIA, Class C, 3.50%, 1/20/26 (a)(b)		1,070	973,034
Bluemountain CLO Ltd., Series 2011-1A, Class D, 4.23%, 8/16/22 (a)(b)		2,000	1,994,936
Carlyle Global Market Strategies CLO Ltd.:
Series 2011-1A, Class E, 5.68%, 8/10/21 (a)(b)		4,600	4,589,952
Series 2012-2AR, Class ER, 6.33%, 7/20/23 (a)(b)		4,435	4,401,942
Series 2012-3A, Class C, 4.75%, 10/04/24 (a)(b)		3,495	3,485,518
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.03%, 5/20/26 (a)(b)		1,320	1,245,563

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-3A, Class D, 3.79%, 5/20/26 (a)(b)	USD	1,105	$1,020,456
Cent CLO 21 Ltd., Series 2014-21A, Class C, 3.73%, 7/27/26 (a)(b)		1,750	1,619,719
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.38%, 8/14/24 (a)(b)		1,500	1,466,822
Series 2014-1A, Class D, 3.50%, 4/18/25 (a)(b)		850	771,524
Series 2014-2A, Class B1L, 3.73%, 5/24/26 (a)(b)		1,355	1,250,130
Series 2014-3A, Class C1, 2.95%, 7/22/26 (a)(b)		886	847,780
Series 2014-3A, Class D, 3.55%, 7/22/26 (a)(b)		791	727,935
Series 2014-4A, Class C1, 3.18%, 10/17/26 (a)(b)		2,850	2,739,069
Series 2014-4A, Class D, 3.68%, 10/17/26 (a)(b)		3,250	2,988,443
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.09%, 10/15/26 (a)(b)		1,000	961,263
Eaton Vance CLO Ltd., Series 2014-1A, Class INC, 0.00%, 7/15/26 (a)		4,000	3,172,268
ECP CLO Ltd., Series 2013-5A, Class C, 3.76%, 1/20/25 (a)(b)		1,750	1,629,980
Flatiron CLO Ltd.:
Series 2013-1A, Class A1, 1.63%, 1/17/26 (a)(b)		3,205	3,171,158
Series 2013-1A, Class C, 3.83%, 1/17/26 (a)(b)		3,000	2,837,124
Fraser Sullivan CLO VII Ltd., Series 2012-7X, Class SUB, 0.00%, 4/20/23		2,500	2,050,000
Galaxy XII CLO Ltd., Series 2012-12A, Class B, 2.83%, 5/19/23 (a)(b)		1,895	1,912,883
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.83%, 4/15/25 (a)(b)		1,000	953,248
Galaxy XVIII CLO Ltd.:
Series 2014-18A, Class B, 2.28%, 10/15/26 (a)(b)		2,260	2,218,462
Series 2014-18A, Class C1, 3.23%, 10/15/26 (a)(b)		2,000	1,948,438
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (a)(b)		1,000	984,995
ING Investment Management CLO Ltd.:
Series 2012-1RA, Class CR, 3.93%, 3/14/22 (a)(b)		2,350	2,329,851
Series 2012-3A, Class D, 5.00%, 10/15/22 (a)(b)		2,321	2,296,934
Series 2013-3A, Class B, 2.93%, 1/18/26 (a)(b)		2,520	2,408,316
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		1,375	1,281,910
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.40%, 7/15/25 (a)(b)		1,640	1,605,157
LCM X LP:
Series -10AR, Class CR, 3.08%, 4/15/22 (a)(b)		645	637,985
Series -10AR, Class DR, 3.98%, 4/15/22 (a)(b)		2,000	1,981,381
Madison Park Funding Ltd., Series 2012-9A, Class D, 4.58%, 8/15/22 (a)(b)		1,500	1,491,944
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.06%, 4/22/22 (a)(b)		1,252	1,236,503
Series 2012-8AR, Class DR, 4.11%, 4/22/22 (a)(b)		864	845,430
Madison Park Funding X Ltd., Series 2012-10A, Class D, 4.51%, 1/20/25 (a)(b)		2,630	2,601,075

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	17

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Madison Park Funding XI Ltd., Series 2013-11A, Class C, 3.01%, 10/23/25 (a)(b)	USD	2,680	$2,570,927
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.39%, 7/22/24 (a)(b)		2,320	2,267,796
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class DR, 4.23%, 7/25/23 (a)(b)		2,000	1,975,918
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.71%, 8/04/25 (a)(b)		568	525,754
Oaktree CLO Ltd., Series 2014-1A, Class A2A, 2.28%, 2/13/25 (a)(b)		3,470	3,390,493
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class D, 3.75%, 4/15/26 (a)(b)		2,500	2,335,701
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.43%, 10/25/25 (a)(b)		1,000	919,505
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.93%, 12/16/24 (a)(b)		1,000	949,049
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.88%, 8/12/26 (a)(b)		1,175	1,101,553
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.73%, 5/15/23 (a)(b)		3,200	3,208,366
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.65%, 11/20/23 (a)(b)		3,350	3,325,086
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.43%, 7/22/25 (a)(b)		1,000	916,212
OZLM VII Ltd.:
Series 2014-7A, Class B1, 3.11%, 7/17/26 (a)(b)		430	412,064
Series 2014-7A, Class C, 3.86%, 7/17/26 (a)(b)		1,062	989,313
OZLM VIII Ltd.:
Series 2014-8A, Class B, 3.28%, 10/17/26 (a)(b)		3,000	2,913,662
Series 2014-8A, Class C, 3.78%, 10/17/26 (a)(b)		2,000	1,851,492
Palmer Square CLO Ltd.:
Series 2014-1A, Class B, 2.78%, 10/17/22 (a)(b)		2,005	1,954,426
Series 2014-1A, Class C, 4.08%, 10/17/22 (a)(b)		1,215	1,197,970
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 3.98%, 12/15/22 (a)(b)		1,645	1,641,364
Rait Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.46%, 6/25/45 (a)(b)		3,372	3,102,067
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.18%, 7/25/26 (a)(b)		550	531,159
Series 2014-1A, Class D, 3.77%, 7/25/26 (a)(b)		660	611,671
Seneca Park CLO Ltd., Series 2014-1A, Class D, 3.72%, 7/17/26 (a)(b)		1,435	1,346,122
Silver Spring CLO Ltd., Series 2014-1A, Class D, 3.71%, 10/15/26 (a)(b)		2,000	1,832,051
Steele Creek CLO Ltd.:
Series 2014-1A, Class B, 2.48%, 8/21/26 (a)(b)		1,110	1,076,878
Series 2014-1A, Class C, 3.43%, 8/21/26 (a)(b)		1,110	1,078,920

Asset-Backed Securities		Par (000)	Value
Cayman Islands (concluded)
Sudbury Mill CLO Ltd., Series 2013-1A, Class C, 3.23%, 1/17/26 (a)(b)	USD	2,500	$2,418,232
TICP CLO II Ltd.:
Series 2014-2A, Class A1A, 1.68%, 7/26/26 (a)(b)		3,400	3,367,204
Series 2014-2A, Class B, 3.23%, 7/26/26 (a)(b)		870	839,785
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.73%, 7/15/25 (a)(b)		1,000	941,847
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.78%, 6/10/25 (a)(b)		500	469,428
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 2.98%, 4/15/26 (a)(b)		1,750	1,671,982
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.10%, 7/15/26 (a)(b)		1,163	1,107,967
Venture XVIII CLO Ltd., Series 2014-18A, Class C, 3.39%, 10/15/26 (a)(b)		1,457	1,420,190
Voya CLO Ltd., Series 2014-3A, Class C, 3.83%, 7/25/26 (a)(b)		1,850	1,743,336
Washington Mill CLO Ltd., Series 2014-1A, Class D, 3.68%, 4/20/26 (a)(b)		1,640	1,517,179
WhiteHorse IX Ltd.:
Series 2014-9A, Class B1, 2.32%, 7/17/26 (a)(b)		2,248	2,193,804
Series 2014-9A, Class C, 2.92%, 7/17/26 (a)(b)		980	918,482

			177,741,956
Ireland — 2.8%
ALME Loan Funding:
Series 2014-2X, Class A, 1.69%, 8/15/27 (b)	EUR	25,370	28,682,652
Series 2014-2X, Class E, 5.39%, 8/15/27 (b)		5,710	5,936,963
Series 2014-2X, Class F, 6.14%, 8/15/27 (b)		3,825	3,769,315
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.36%, 6/16/27 (b)		5,313	5,520,028
Series 2014-1X, Class F, 6.11%, 6/16/27 (b)		2,883	2,836,226
Avoca CLO XI Ltd., Series 2014-11X, Class A, 1.47%, 7/15/27 (b)		18,800	21,228,395
Avoca CLO XIII Ltd., Series 13A, Class E, 5.69%, 1/21/28 (a)(b)		3,530	3,689,715
Cordatus, Series 2014-3X, Class A1, 1.52%, 7/08/27 (b)		21,280	23,923,298
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 6.11%, 1/22/28 (b)		8,800	9,297,595
Series 4X, Class F, 6.71%, 1/22/28 (b)		4,400	4,275,899
Series 4X, Class SUB, 0.21%, 1/22/28 (b)		21,100	22,173,884
Sorrento Park CLO Ltd., Series 2014-1X, Class E, 6.46%, 11/16/27 (a)(b)		4,200	4,268,174
St. Pauls CLO, Series 2014-4X, Class A1 1.46%, 4/25/28 (b)		25,750	29,033,346

			164,635,490
Italy — 0.8%
Arianna SPV Srl:
Series 2014-1, Class A, 3.60%, 10/20/30		23,350	27,543,905
Series 2014-1, Class B, 5.50%, 10/20/30		5,200	6,253,844
Berica PMI Srl, Series 2013-1, Class A1X, 2.72%, 5/31/57 (b)		5,117	5,863,889

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Italy (concluded)
Colombo Srl, Series 2014-1, Class B 0.65%, 8/28/26 (b)	EUR	5,871	$6,526,146

			46,187,784
Netherlands — 1.0%
Jubilee CDO VIII BV:
Series 2014-11X, Class A, 1.83%, 4/15/27 (b)		18,830	21,278,533
Series VIII-X, Class SUB, 5.17%, 1/15/24 (b)		11,440	5,683,204
North Westerly CLO IV BV:
Series 2014-IV-X, Class A-1, 0.00%, 1/15/26 (b)		6,166	5,597,385
Series 2014-IV-X, Class A-1, 1.62%, 1/15/26 (b)		25,100	28,332,656

			60,891,778
Portugal — 0.5%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		24,478	27,808,863
United Kingdom — 0.1%
Ludgate Funding PLC, Series 2007-1, Class A1A, 0.00%, 1/01/61	GBP	1,190	6,040,338
United States — 1.6%
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.73%, 1/20/25 (a)(b)	USD	726	723,979
Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		21,235	21,129,802
Countrywide Asset-Backed Certificates, Series 2006-BC5, Class 2A3, 0.34%, 3/25/37 (b)		9,318	8,775,387
Credit Acceptance Auto Loan Trust:
Series 2015-1A, Class B, 2.61%, 1/17/23 (a)		4,240	4,253,636
Series 2015-1A, Class C, 3.30%, 7/17/23 (a)		1,500	1,505,509
Series 2014-2A, Class B, 2.67%, 9/15/22 (a)		2,000	2,001,000
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		4,730	4,827,926
Navient Private Education Loan Trust:
Series 2015-AA, Class A3, 1.86%, 11/15/30 (a)(b)		4,705	4,704,751
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		1,400	1,340,709
Series 2014-CTA, Class A, 0.87%, 9/16/24 (a)(b)		1,207	1,204,195
Series 2014-CTA, Class B, 1.92%, 10/17/44 (a)(b)		1,500	1,481,100
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		4,710	4,708,503
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		4,710	4,708,883
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,590	6,645,567
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		4,000	4,003,120
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		1,000	997,030
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 3.75%, 4/15/26 (a)(b)		1,550	1,455,396

Asset-Backed Securities		Par (000)	Value
United States (concluded)
Santander Drive Auto Receivables Trust:
Series 2014-3, Class C, 2.13%, 8/17/20	USD	1,500	$1,503,366
Series 2014-3, Class D, 2.65%, 8/17/20		5,000	4,987,085
Series 2014-4, Class D, 3.10%, 11/16/20		1,250	1,262,877
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.42%, 6/16/42 (a)(b)		9,870	10,439,035
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		5,640	5,596,414

			98,255,270
Total Asset-Backed Securities — 9.8%			581,561,479

Common Stocks		Shares
Canada — 0.0%
Amaya, Inc. (c)		15,000	388,605
France — 0.0%
Société Générale SA		73,037	2,957,513
Germany — 0.4%
Commerzbank AG (c)		357,689	4,312,671
Volkswagen AG, Preference Shares		86,289	19,335,460

			23,648,131
Greece — 0.1%
Hellenic Telecommunications Organization SA (c)		534,072	4,417,609
National Bank of Greece SA (c)		1,038,215	1,085,189

			5,502,798
Luxembourg — 0.0%
Concrete Investment II SCA (c)		21,824	3,329,235
Concrete Investment II SCA-Stapled (c)		21,824	—

			3,329,235
Netherlands — 0.1%
NXP Semiconductor NV (c)		59,600	4,728,664
Spain — 0.2%
Abengoa Yield PLC		193,578	6,372,588
CaixaBank SA		969,927	4,234,991

			10,607,579
United Kingdom — 0.3%
Barclays PLC		4,400,865	15,520,889
United States — 0.7%
The ADT Corp.		108,850	3,744,440
Apple, Inc.		95,280	11,163,005
eBay, Inc. (c)		248,675	13,179,775
EMC Corp.		193,728	5,023,367
Freescale Semiconductor Ltd. (c)		104,950	3,367,846
Oracle Corp.		70,050	2,934,395
Vantage Drilling Co. (c)		596,570	232,662
The Western Union Co.		144,378	2,454,426

			42,099,916
Total Common Stocks — 1.8%			108,783,330

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Australia — 0.4%
QBE Insurance Group Ltd., 6.75%, 12/02/44 (b)	USD	1,000	$1,031,100
Virgin Australia Trust:
Series 2013-1, Class B, 6.00%, 4/23/22 (a)		4,143	4,277,510
Series 2013-1, Class C, 7.13%, 10/23/18 (a)		9,335	9,428,538
Series 2013-1, Class D, 8.50%, 10/23/16 (a)		7,882	7,961,291
Westpac Banking Corp., 2.25%, 7/30/18		682	697,157

			23,395,596
Barbados — 0.1%
Columbus International, Inc., 7.38%, 3/30/21 (a)		7,265	7,473,869
Brazil — 0.5%
Petrobras Global Finance BV:
4.88%, 3/17/20		4,050	3,574,125
5.38%, 10/01/29	GBP	2,405	2,792,854
6.63%, 1/16/34		6,460	8,089,831
7.25%, 3/17/44	USD	14,735	12,708,790

			27,165,600
Canada — 0.8%
Air Canada, 6.75%, 10/01/19 (a)		8,000	8,490,000
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (a)		1,846	1,910,971
Series 2013-1, Class C, 6.63%, 5/15/18 (a)		3,045	3,122,343
Barrick Gold Corp., 4.10%, 5/01/23		14,202	14,196,802
Canadian Natural Resources Ltd., 3.90%, 2/01/25		9,580	9,486,499
New Red Finance, Inc., 6.00%, 4/01/22 (a)		8,490	8,702,250
NOVA Chemicals Corp., 5.00%, 5/01/25 (a)		2,160	2,241,000

			48,149,865
Chile — 0.0%
VTR Finance BV, 6.88%, 1/15/24 (a)		1,196	1,199,050
China — 0.4%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		2,200	2,316,037
CDBL Funding 1, 4.25%, 12/02/24		4,350	4,338,316
China Shenhua Overseas Capital Co. Ltd.:
3.13%, 1/20/20		3,000	3,026,400
3.88%, 1/20/25		1,500	1,515,313
CITIC Ltd., 6.80%, 1/17/23		1,500	1,780,050
Eastern Creation II Investment Holdings Ltd., 3.60%, 1/20/20		3,650	3,629,889
Huarong Finance II Co. Ltd., 5.69%, 1/16/25		2,500	2,612,818
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17	CNH	6,000	947,750
Shui ON Development Holding Lt, 9.00%, 11/17/17	USD	1,000	991,795

			21,158,368
Czech Republic — 0.1%
CE Energy AS, 7.00%, 2/01/21	EUR	5,565	6,374,886
RPG BYTY SRO, 6.75%, 5/01/20		952	1,102,068

			7,476,954
Finland — 0.1%
Citycon Oyj, 3.75%, 6/24/20		6,380	8,096,175
France — 2.8%
3AB Optique Developement SAS, 5.63%, 4/15/19		6,360	6,216,552

Corporate Bonds		Par (000)	Value
France (concluded)
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)	USD	2,790	$2,835,337
6.75%, 11/15/20 (a)		5,790	6,007,125
AXA SA, 3.88% (b)(d)	EUR	10,525	12,606,856
BNP Paribas Cardif SA, 4.03% (b)(d)		14,000	16,445,808
BNP Paribas SA, 2.63%, 10/14/27		20,775	24,056,706
Credit Agricole SA, 3.88%, 4/15/24 (a)	USD	19,025	20,561,098
Kerneos Corporate SAS:
4.83%, 3/01/21 (b)	EUR	2,336	2,618,339
5.75%, 3/01/21		3,048	3,581,992
Lion/Seneca France 2, 7.88%, 4/15/19		9,210	8,117,655
Numericable SFR SAS:
4.88%, 5/15/19 (a)	USD	7,500	7,500,000
5.38%, 5/15/22	EUR	16,118	19,260,515
5.63%, 5/15/24		11,802	14,132,100
6.25%, 5/15/24 (a)	USD	4,305	4,455,675
SGD Group SAS, 5.63%, 5/15/19	EUR	7,974	8,780,807
THOM Europe SAS, 7.38%, 7/15/19		6,470	7,201,399

			164,377,964
Germany — 4.5%
Bayerische Landesbank, 0.89%, 2/07/19 (b)		3,950	4,162,194
Commerzbank AG:
7.75%, 3/16/21		21,400	30,092,444
8.13%, 9/19/23 (a)	USD	7,614	9,079,695
Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20		2,787	3,385,492
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	4,980	5,723,488
HSH Nordbank AG:
0.88%, 2/14/17 (b)		19,143	17,845,976
0.92%, 2/14/17 (b)		16,875	15,779,315
Mahle GmbH, 2.50%, 5/14/21		5,700	6,648,098
Pfleiderer GmbH, 7.88%, 8/01/19		4,818	5,141,066
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.50% PIK), 11/15/19 (a)(e)	USD	3,202	3,354,095
6.75% (6.75% Cash or 7.00% PIK), 11/15/22 (a)(e)		4,069	4,353,830
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	1,688	1,982,488
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.13%, 1/21/23		1,020	1,239,039
5.63%, 4/15/23		2,526	3,113,942
4.00%, 1/15/25		18,948	22,117,919
6.25%, 1/15/29		4,489	5,750,999
Volkswagen International Finance NV:
5.50%, 11/09/15 (f)		69,300	93,993,842
5.50%, 11/09/15 (a)(f)		4,200	5,547,098
1.63%, 1/16/30		10,650	12,471,894
Xefin Lux SCA, 3.83%, 6/01/19 (b)		12,605	14,300,556

			266,083,470
Greece — 0.0%
Intralot Capital Luxembourg SA, 6.00%, 5/15/21		1,690	1,604,140
Guernsey — 0.1%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/23 (a)	USD	3,972	4,150,401
Hong Kong — 0.2%
CNPC General Capital Ltd., 1.95%, 11/25/17		1,650	1,639,037
Double Rosy Ltd., 3.63%, 11/18/19		4,100	4,100,000
Haitong International Finance 2015, 4.64%, 7/22/20		1,500	1,506,858
King Power Capital Ltd., 5.63%, 11/03/24		1,200	1,280,340

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Hong Kong (concluded)
Noble Group Ltd., 6.75%, 1/29/20	USD	550	$594,000

			9,120,235
India — 0.2%
Delhi International Airport (P), 6.50%, 2/03/22		1,050	1,077,563
GCX Ltd., 7.00%, 8/01/19		1,500	1,530,096
JSW Steel Ltd., 4.88%, 11/12/19		1,500	1,455,750
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21	EUR	6,574	7,332,681
Tata Motors Ltd., 4.63%, 4/30/20	USD	1,800	1,872,000

			13,268,090
Indonesia — 0.0%
Pertamina Persero PT:
6.00%, 5/03/42		600	613,500
6.45%, 5/30/44		400	437,000

			1,050,500
Ireland — 2.2%
Allied Irish Banks PLC, 2.75%, 4/16/19	EUR	22,205	26,668,733
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 1/15/22		8,159	9,173,528
Bank of Ireland:
3.25%, 1/15/19		32,528	39,653,534
4.25%, 6/11/24 (b)		35,242	40,487,043
DEPFA Bank PLC, 0.78%, 12/15/15 (b)		13,960	15,380,356

			131,363,194
Italy — 6.9%
A2A SpA, 4.38%, 1/10/21		3,000	3,982,265
Astaldi SpA, 7.13%, 12/01/20		7,757	9,181,723
Banca Monte dei Paschi di Siena SpA:
2.88%, 4/16/21		19,675	24,413,688
2.88%, 7/16/24		16,600	20,629,706
Banco Popolare SC, 3.50%, 3/14/19		13,724	16,500,871
Buzzi Unicem SpA, 1.38%, 7/17/19 (f)		3,800	4,545,177
FGA Capital Ireland PLC, 2.63%, 4/17/19		6,950	8,292,926
Intesa Sanpaolo SpA:
3.50%, 1/17/22		10,630	13,750,052
6.63%, 9/13/23		11,995	17,090,801
3.93%, 9/15/26		8,990	10,827,121
IVS F. SpA, 7.13%, 4/01/20		854	1,008,441
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	2,205	2,414,475
7.38%, 7/15/39 (a)		6,850	7,295,250
6.25%, 1/15/40 (a)		9,890	9,642,750
Mediobanca SpA, 2.25%, 3/18/19	EUR	14,625	17,317,824
Snai SpA, 7.63%, 6/15/18		2,475	2,867,214
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	6,733	7,136,980
6.00%, 9/30/34		5,657	5,812,567
7.72%, 6/04/38		3,875	4,456,250
Telecom Italia Finance SA:
6.13%, 11/15/16 (f)	EUR	33,600	50,857,892
7.75%, 1/24/33		13,060	20,925,087
Telecom Italia SpA:
4.50%, 1/25/21		14,755	18,577,118
5.88%, 5/19/23	GBP	5,650	9,601,480
UniCredit SpA:
3.25%, 1/14/21	EUR	22,694	28,403,402
6.95%, 10/31/22		2,920	3,950,279
5.75%, 10/28/25 (b)		39,720	49,035,277
Unione di Banche Italiane SCpA, 2.88%, 2/18/19		15,000	18,127,345

Corporate Bonds		Par (000)	Value
Italy (concluded)
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	17,261	$19,311,738
4.07%, 7/15/20 (b)		6,740	7,426,369

			413,382,068
Jamaica — 0.0%
Digicel Ltd., 6.00%, 4/15/21 (a)	USD	2,735	2,564,063
Luxembourg — 1.5%
Aguila 3 SA, 7.88%, 1/31/18 (a)		2,233	2,199,505
Altice Financing SA:
6.50%, 1/15/22 (a)		3,975	4,054,500
5.25%, 2/15/23	EUR	2,575	2,909,736
6.63%, 2/15/23 (a)	USD	2,879	2,879,000
Altice Finco SA, 7.63%, 2/15/25 (a)		1,872	1,890,720
Altice SA:
7.25%, 5/15/22	EUR	22,580	26,854,830
7.75%, 5/15/22 (a)	USD	4,405	4,559,175
6.25%, 2/15/25	EUR	8,705	9,836,603
7.63%, 2/15/25 (a)	USD	2,582	2,620,730
Aperam SA, 0.63%, 7/08/21 (f)		11,600	11,107,000
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (e)	EUR	5,149	6,036,273
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		8,770	9,994,288
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		1,092	1,301,796
Telenet Finance V Luxembourg SCA, 6.25%, 8/15/22		957	1,168,058

			87,412,214
Mexico — 0.6%
Cemex Finance LLC, 5.25%, 4/01/21		16,502	19,299,821
Cemex SAB de CV:
4.75%, 1/11/22		10,795	12,320,274
5.70%, 1/11/25 (a)	USD	6,705	6,185,363

			37,805,458
Netherlands — 1.1%
Achmea BV, 6.00%, 4/04/43 (b)	EUR	3,612	4,776,031
Atrium European Real Estate Ltd., 4.00%, 4/20/20		3,570	4,326,406
Constellium NV, 8.00%, 1/15/23 (a)	USD	4,020	3,989,850
Hema Bondco I BV:
5.33%, 6/15/19 (b)	EUR	9,855	8,750,745
6.25%, 6/15/19		3,788	3,520,645
Hema Bondco II BV, 8.50%, 12/15/19		692	449,625
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)	USD	12,510	12,510,000
5.75%, 2/15/21 (a)		3,300	3,473,250
NXP Semiconductors NV, 1.00%, 12/01/19 (a)		10,200	10,952,250
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,250	2,637,831
Ziggo Bonds Finance BV, 4.63%, 1/15/25		7,391	8,497,946

			63,884,579
Poland — 0.1%
Play Finance 1 SA, 6.50%, 8/01/19		5,065	6,088,863
Portugal — 1.2%
Banco Espirito Santo SA:
2.63%, 5/08/17		6,100	6,691,417
4.75%, 1/15/18		18,300	21,087,847
4.00%, 1/21/19		16,200	18,444,470
Galp Energia SGPS SA:
4.13%, 1/25/19		9,500	11,331,028

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Portugal (concluded)
3.00%, 1/14/21	EUR	12,800	$14,731,513

			72,286,275
South Korea — 0.0%
Korea East-West Power Co. Ltd., 2.96%, 6/02/20	USD	2,500	2,540,495
Spain — 4.2%
Abengoa Finance SAU, 6.00%, 3/31/21	EUR	13,744	14,132,887
Abengoa Yield PLC, 7.00%, 11/15/19 (a)	USD	1,768	1,794,520
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	2,873	2,621,528
AyT Cedulas Cajas Global, 4.00%, 3/24/21		4,200	5,585,541
Bankia SA:
3.50%, 1/17/19		39,900	48,773,304
4.00%, 5/22/24 (b)		57,600	64,128,295
BPE Financiaciones SA:
2.50%, 2/01/17		9,800	11,352,124
2.00%, 2/03/20		22,300	25,382,327
CaixaBank SA:
4.50%, 11/22/16 (f)		12,000	11,996,474
5.00%, 11/14/23 (b)		17,700	21,664,519
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		6,243	7,257,375
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		9,086	10,627,466
Telefonica SA, 6.00%, 7/24/17 (f)		18,500	24,155,612

			249,471,972
Switzerland — 0.7%
Credit Suisse AG, 5.75%, 9/18/25 (b)		2,950	3,833,887
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		4,456	5,287,019
Selecta Group BV, 6.50%, 6/15/20		334	362,246
UBS AG:
4.75%, 5/22/23 (b)	USD	3,340	3,450,307
5.13%, 5/15/24		13,800	14,141,357
4.75%, 2/12/26 (b)	EUR	11,150	13,764,409

			40,839,225
United Kingdom — 3.0%
AA Bond Co. Ltd., 9.50%, 7/31/19	GBP	2,430	4,026,089
Annington Finance No. 4 PLC, 1.53%, 1/10/23 (b)		845	1,260,951
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (e)		6,279	11,727,596
Barclays Bank PLC, 7.63%, 11/21/22	USD	3,169	3,535,416
Boparan Finance PLC:
4.38%, 7/15/21	EUR	1,201	1,163,978
5.50%, 7/15/21	GBP	500	643,150
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	9,925	11,393,136
Debenhams PLC, 5.25%, 7/15/21	GBP	1,126	1,662,044
Enterprise Funding Ltd., 3.50%, 9/10/20 (f)		4,600	6,309,274
House of Fraser Funding PLC, 8.88%, 8/15/18		1,189	1,889,377
IDH Finance PLC, 6.00%, 12/01/18		4,790	7,265,230
International Consolidated Airlines Group SA, 1.75%, 5/31/18 (f)	EUR	9,100	17,837,834
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	3,520	5,858,507
Marks & Spencer PLC, 4.75%, 6/12/25		1,060	1,825,560
Pension Insurance Corp. PLC, 6.50%, 7/03/24		2,925	4,661,951
Priory Group No. 3 PLC, 7.00%, 2/15/18		1,374	2,141,622
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 9/30/21		946	1,510,246
Series A6, 5.94%, 9/30/22		3,963	5,909,403
Punch Taverns Finance PLC:
0.56%, 7/15/21 (b)		11,125	15,080,390
6.06%, 10/15/27 (a)(b)		10,514	15,044,532

Corporate Bonds		Par (000)	Value
United Kingdom (concluded)
Silk Bidco AS, 7.50%, 2/01/22	EUR	5,730	$6,474,869
The Unique Pub Finance Co. PLC:
6.54%, 3/30/21	GBP	3,373	5,181,611
7.40%, 3/28/24		3,366	5,171,338
5.66%, 6/30/27		10,648	15,838,271
Virgin Media Secured Finance PLC, 6.00%, 4/15/21		2,732	4,341,277
Vougeot Bidco PLC, 7.88%, 7/15/20		6,659	10,531,317
Voyage Care BondCo PLC:
6.50%, 8/01/18		1,126	1,734,148
11.00%, 2/01/19		5,000	8,058,202

			178,077,319
United States — 23.1%
Actavis Funding SCS:
3.85%, 6/15/24	USD	17,150	17,561,651
4.85%, 6/15/44		1,681	1,754,413
Actavis, Inc., 3.25%, 10/01/22		8,850	8,790,670
The ADT Corp.:
2.25%, 7/15/17		1,050	1,019,025
4.13%, 4/15/19		1,568	1,566,040
5.25%, 3/15/20		4,954	5,028,310
Advanced Micro Devices, Inc., 6.75%, 3/01/19		1,750	1,662,500
AECOM:
5.75%, 10/15/22 (a)		3,942	4,124,317
5.88%, 10/15/24 (a)		2,475	2,583,281
Ally Financial, Inc.:
3.75%, 11/18/19		5,000	4,962,500
5.13%, 9/30/24		5,925	6,139,781
8.00%, 11/01/31		2,441	3,151,941
American Airlines Pass-Through Trust:
Series 2001-1, Class A-1, 6.98%, 5/23/21		13,358	14,026,387
Series 2011-1, Class B, 7.00%, 1/31/18 (a)		3,713	3,963,687
Series 2013-1, Class C, 6.13%, 7/15/18 (a)		12,304	12,734,640
Series 2013-2, Class C, 6.00%, 1/15/17 (a)		33,510	34,012,650
American Capital Ltd., 6.50%, 9/15/18 (a)		10,775	11,246,406
AmSurg Corp., 5.63%, 7/15/22 (a)		8,133	8,407,489
Anadarko Petroleum Corp., 0.00%, 10/10/36 (g)		41,630	16,287,737
Anixter, Inc., 5.13%, 10/01/21		10,000	10,237,500
Antero Resources Corp., 5.13%, 12/01/22 (a)		4,750	4,548,125
AT&T, Inc., 0.00%, 11/27/22 (a)(g)		50,000	40,591,800
Bank of America Corp., 3.30%, 1/11/23		40,000	40,871,080
Belden, Inc., 5.50%, 4/15/23	EUR	6,240	7,377,283
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II IS, 6.00%, 6/15/17 (a)	USD	2,995	2,940,701
Blackstone CQP Holdco LP, 9.30%, 3/31/19		9,899	9,799,527
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		1,264	1,104,420
Brocade Communications Systems, Inc., 4.63%, 1/15/23		2,100	2,063,724
Building Materials Corp. of America, 5.38%, 11/15/24 (a)		7,590	7,703,850
California Resources Corp.:
5.50%, 9/15/21 (a)		7,000	5,880,000
6.00%, 11/15/24 (a)		11,778	9,584,347
Calpine Corp.:
5.38%, 1/15/23		8,581	8,666,810
5.75%, 1/15/25		9,078	9,259,560
CCOH Safari LLC:
5.50%, 12/01/22		5,941	6,022,689
5.75%, 12/01/24		8,117	8,228,609

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (continued)
CDK Global, Inc., 4.50%, 10/15/24 (a)	USD	9,000	$9,445,311
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		7,034	7,086,755
CIT Group, Inc.:
5.00%, 5/15/17		750	772,031
4.25%, 8/15/17		2,650	2,682,595
Citigroup, Inc., 3.75%, 6/16/24		40,000	42,133,400
CommScope, Inc.:
5.00%, 6/15/21 (a)		1,171	1,127,088
5.50%, 6/15/24 (a)		1,203	1,162,399
Concho Resources, Inc., 5.50%, 4/01/23		4,060	4,060,000
Consol Energy, Inc., 5.88%, 4/15/22		3,208	2,782,940
Constellation Brands, Inc., 3.88%, 11/15/19		2,834	2,915,477
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 4/29/26		2,651	2,756,930
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,725,000
Continental Resources, Inc., 4.90%, 6/01/44		730	625,493
Cox Communications, Inc., 3.85%, 2/01/25 (a)		25,000	26,052,175
Dish DBS Corp., 5.88%, 11/15/24 (a)		4,896	4,920,480
DR Horton, Inc., 3.75%, 3/01/19		5,175	5,155,594
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75%, 11/01/19 (a)		9,980	10,254,450
7.38%, 11/01/22 (a)		9,895	10,216,587
Eastman Chemical Co., 4.65%, 10/15/44		20,000	21,913,620
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 2/01/25 (a)		2,278	2,327,831
Equinix, Inc.:
5.38%, 1/01/22		6,456	6,681,960
5.75%, 1/01/25		4,554	4,736,160
Fifth Third Bancorp, 5.10% (b)(d)		20,000	18,550,000
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		7,000	6,912,500
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)(h)		23,250	25,434,779
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		2,883	2,725,729
4.55%, 11/14/24		18,421	16,835,928
Freescale Semiconductor, Inc., 5.00%, 5/15/21 (a)		4,250	4,345,625
Frontier Communications Corp., 6.25%, 9/15/21		3,810	3,924,300
Gannett Co., Inc.:
4.88%, 9/15/21 (a)		5,890	5,890,000
5.50%, 9/15/24 (a)		3,075	3,105,750
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	1,500	1,545,222
General Motors Co., 5.20%, 4/01/45	USD	6,300	7,028,759
General Motors Financial Co., Inc., 3.15%, 1/15/20		4,023	4,077,202
Genworth Holdings, Inc.:
6.52%, 5/22/18		13,765	13,904,178
7.70%, 6/15/20		5,235	5,281,790
7.20%, 2/15/21		16,908	16,315,747
4.90%, 8/15/23		3,300	2,670,842
The Goldman Sachs Group, Inc.:
4.00%, 3/03/24		40,000	42,814,600
3.50%, 1/23/25		11,460	11,771,592
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (a)		2,415	2,433,113
HCA, Inc.:
4.25%, 10/15/19		10,185	10,477,819
5.38%, 2/01/25		2,819	2,896,523
5.25%, 4/15/25		11,685	12,736,650
HD Supply, Inc.:
11.00%, 4/15/20		2,620	2,986,800
7.50%, 7/15/20		1,999	2,093,953
5.25%, 12/15/21 (a)		10,006	10,306,180

Corporate Bonds		Par (000)	Value
United States (continued)
HealthSouth Corp., 5.75%, 11/01/24	USD	1,281	$1,322,633
Hospira, Inc., 5.20%, 8/12/20		7,720	8,474,769
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		5,333	5,532,987
Huntsman International LLC, 5.13%, 11/15/22 (a)		1,425	1,421,437
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22		5,186	5,302,685
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13 Cash or 7.88 PIK), 5/01/21 (a)		4,950	4,974,750
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/01/24		8,600	8,823,660
iStar Financial, Inc.:
4.00%, 11/01/17		1,920	1,876,800
5.00%, 7/01/19		1,345	1,321,463
Jefferies Group LLC, 6.50%, 1/20/43		7,851	8,081,607
JPMorgan Chase & Co.:
6.10% (b)(d)		8,160	8,343,600
3.20%, 1/25/23		40,000	40,936,080
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		17,260	17,438,348
5.80%, 3/01/21		3,300	3,705,059
KLA-Tencor Corp., 4.65%, 11/01/24		34,455	36,686,616
Lennar Corp, 4.50%, 11/15/19		6,751	6,751,000
Level 3 Financing, Inc., 6.13%, 1/15/21		8,108	8,412,050
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (a)		5,900	6,091,750
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		9,836	9,842,147
5.50%, 2/01/25 (a)		17,830	17,919,150
Morgan Stanley:
2.38%, 3/31/21	EUR	15,200	18,352,914
3.88%, 4/29/24	USD	40,000	42,473,320
4.30%, 1/27/45		11,560	12,119,758
MSCI, Inc., 5.25%, 11/15/24 (a)		4,284	4,466,070
Newfield Exploration Co., 5.75%, 1/30/22		1,900	1,876,250
Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (a)		600	604,500
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		8,970	8,123,232
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		3,954	3,993,540
Omnicare, Inc.:
4.75%, 12/01/22		674	697,590
5.00%, 12/01/24		426	443,040
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22 (a)		5,100	5,297,625
QVC, Inc.:
3.13%, 4/01/19		3,420	3,463,752
4.85%, 4/01/24		18,129	19,200,805
Radian Group, Inc., 5.50%, 6/01/19		15,000	15,375,000
Realogy Group LLC, 7.63%, 1/15/20 (a)		2,265	2,431,931
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		6,300	6,583,500
Reliance Industries Limited, 4.13%, 1/28/25		1,300	1,314,625
Reynolds American, Inc., 4.75%, 11/01/42		6,267	6,417,471
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	6,690	7,785,320
Royal Capital BV, 6.38% (d)	USD	2,150	2,219,875
RSP Permian, Inc., 6.63%, 10/01/22 (a)		3,130	3,110,437
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		6,635	6,643,294
6.25%, 3/15/22		2,628	2,723,265
5.75%, 5/15/24		2,000	2,010,000
Sabine Pass LNG LP, 7.50%, 11/30/16		2,755	2,899,637
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		8,600	9,159,000

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Sanchez Energy Corp., 6.13%, 1/15/23 (a)	USD	3,986	$3,527,610
SBA Communications Corp., 4.88%, 7/15/22 (a)		4,425	4,303,313
Sealed Air Corp., 5.13%, 12/01/24 (a)		4,896	5,024,520
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		2,339	2,695,697
Sprint Corp.:
7.88%, 9/15/23		8,830	8,951,413
7.13%, 6/15/24		2,655	2,581,987
Steel Dynamics, Inc., 5.13%, 10/01/21 (a)		5,050	5,163,625
Synchrony Financial, 2.70%, 2/03/20		8,215	8,276,046
Tenet Healthcare Corp.:
5.00%, 3/01/19 (a)		6,812	6,829,030
6.00%, 10/01/20		3,227	3,493,227
8.13%, 4/01/22		5,385	6,071,587
TerraForm Power Operating LLC, 5.88%, 2/01/23 (a)		7,853	8,019,876
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (a)		2,003	2,033,045
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,395	2,486,609
6.73%, 4/28/22		1,190	1,233,137
6.00%, 3/01/23		1,342	1,372,195
6.50%, 1/15/24		2,310	2,396,625
6.38%, 3/01/25		5,775	5,876,063
TransDigm, Inc.:
6.00%, 7/15/22		3,770	3,760,575
6.50%, 7/15/24		5,115	5,178,937
Twitter, Inc., 1.00%, 9/15/21 (a)		2,510	2,237,037
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 4/01/21		895	1,009,634
Series 2012-2, Class B, 6.75%, 12/03/22		2,768	2,982,625
Series 2012-2, Class C, 5.45%, 6/03/18 (h)		12,800	12,992,000
Series 2013-1, Class B, 5.38%, 11/15/21		6,924	7,114,489
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		1,882	1,722,030
Union Pacific Railroad Co. Pass Through Trust, 3.23%, 5/14/26		8,080	8,297,186
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27		5,950	6,158,250
Series 2014-2, Class B, 4.63%, 9/03/22		8,940	8,895,300
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		5,664	6,025,080
5.50%, 3/01/23 (a)		1,702	1,744,550
Verizon Communications, Inc., 5.15%, 9/15/23 (h)		40,000	45,864,440
Weyerhaeuser Real Estate Co.:
4.38%, 6/15/19 (a)(h)		3,235	3,081,337
5.88%, 6/15/24 (a)		2,195	2,112,687
Whiting Petroleum Corp.:
5.00%, 3/15/19		940	900,050
5.75%, 3/15/21		1,415	1,346,019
The Williams Cos., Inc., 4.55%, 6/24/24 (h)		30,000	27,847,740
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)(h)		6,189	6,583,549
WPX Energy, Inc., 6.00%, 1/15/22		2,850	2,764,500
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)		2,000	2,080,000

			1,379,581,269

Corporate Bonds		Par (000)	Value
Venezuela — 0.0%
Petroleos de Venezuela SA:
5.25%, 4/12/17	USD	4,700	$1,740,997
6.00%, 11/15/26		4,200	1,299,270

			3,040,267
Total Corporate Bonds — 54.8%			3,272,107,538

Floating Rate Loan Interests
Canada — 0.0%
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		130	118,774
Cayman Islands — 0.2%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		13,656	13,625,648
Denmark — 0.4%
Nassa Midco AS, Facility B (EUR), 4.25%, 7/09/21	EUR	18,950	21,069,926
France — 0.2%
Numericable SFR SAS, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		12,280	13,899,923
Germany — 0.4%
Auris Luxembourg III S.à r.l., Facility B1 (EUR), 4.50%, 1/17/22		6,800	7,731,066
IVG Immobilien AG:
Facility A-1 Loan, 4.75%, 6/02/17		2,096	2,368,862
Facility A-2 Loan, 9.52%, 6/02/17		3,108	3,511,916
Schaeffler AG (FKA INA Beteiligungsgesellschaftmit beschränkter Haftung), Facility B-EUR, 4.25%, 5/15/20		11,420	12,947,252

			26,559,096
Italy — 0.2%
Sit SpA, Medium-Term Facility B, 5.58%, 4/30/20		12,000	13,288,736
Luxembourg — 0.2%
Altice Financing SA, Term Loan, 5.25%, 1/29/22		3,690	4,180,104
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, 3.75%, 6/28/19	USD	1,196	1,180,995
IVG Immobilien AG:
Facility A2, 2.02%, 6/02/17	EUR	38	43,258
Facility A3, 2.02%, 6/02/17		10	10,815
Tranche B, 2.02%, 6/02/17		68	76,946
Tranche C, 2.02%, 6/02/17		100	113,231
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21	USD	3,513	3,438,297
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		320	298,400
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		2,617	2,486,031

			11,828,077
Netherlands — 1.2%
Action Holding BV (FKA Peer Holdings BV), Term B (A2), 4.75%, 1/13/21	EUR	10,810	12,226,724
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21	USD	4,713	4,612,278
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		753	688,891
Charger OpCo BV, Term B-1 EUR Loan, 3.50%, 7/23/21	EUR	22,230	25,107,973
Ziggo BV:
EUR B1 Facility, 3.75%, 1/15/22		8,158	9,149,318

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value
Netherlands (concluded)
EUR B2 Facility, 3.50%, 1/15/22	EUR	5,255	$5,894,120
EUR B3 Facility, 3.75%, 1/15/22		14,766	16,560,424

			74,239,728
Spain — 0.3%
Livister Investments, S.L.U., Facility B, 5.02%, 6/28/21		14,570	16,422,861
United Kingdom — 1.8%
Bestway UK Holdco Ltd., Facility B, 5.25%, 10/06/21	GBP	11,170	16,830,378
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	719	658,195
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		1,038	950,195
Iglo Foods Midco Ltd., Facility B2, 5.25%, 6/30/20	GBP	6,345	9,236,053
Nelson Bidco Ltd.:
Initial Term Loan (First Lien),, 5.23%, 12/10/21		19,590	29,482,085
Initial Term Loan (Second Lien),, 5.24%, 12/09/22		9,800	14,705,466
Saga Mid Co. Ltd., Facility A, 2.25%, 4/25/19		9,080	12,855,769
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/07/20	USD	515	506,400
E Facility, 4.25%, 6/30/23	GBP	7,970	11,912,268
Yellow Maple Holding BV, Facility B3, 5.22%, 9/17/21		5,250	7,877,928

			105,014,737
United States — 5.6%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings, LLC), Refinancing Term Loan, 4.00%, 12/13/19	USD	915	855,306
Activision Blizzard, Inc., Term Loan, 3.25%, 10/12/20		2,640	2,635,554
Advantage Sales & Marketing, Inc.:
Delayed Draw Term Loan, 4.25%, 7/23/21		150	147,938
Initial Term Loan (First Lien), 4.25%, 7/23/21		4,494	4,438,126
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		247	243,529
Alliant Holdings I, LLC, Initial Term Loan, 4.25%, 12/20/19		451	446,583
Allied Security Holdings LLC, Closing Date Term Loan (First Lien), 4.25%, 2/12/21		3,627	3,571,959
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		1,299	1,266,098
American Capital, Ltd. (FKA American Capital Strategies, Ltd.), Term B Loan, 3.50%, 8/22/17		215	214,002
American Energy — Marcellus, LLC, Initial Loan (Second Lien), 8.50%, 8/04/21		12,577	9,401,058
American Renal Holdings, Inc., Term B Loan (First Lien), 4.50%, 8/20/19		973	958,007
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		4,218	4,139,035
Arysta LifeScience SPC LLC, Initial Term Loan (First Lien), 4.50%, 5/29/20		1,704	1,701,627
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		195	165,325
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		1,144	1,119,640

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
B.C. Unlimited Liability Co./New Red Finance, Inc. (FKA Burger King/Tim Horton’s), Term B Loan, 4.50%, 12/12/21	USD	9,990	$9,993,796
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		2,065	2,064,133
Berry Plastics Corp., Term E Loan, 3.75%, 1/06/21		2,107	2,075,445
Biomet, Inc., Dollar Term B-2 Loan, 3.67%, 7/25/17		1,701	1,696,984
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,402	1,378,892
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		2,765	2,716,301
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		4,583	4,314,570
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 3.75%, 1/30/20		2,592	2,564,621
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 9.75%, 1/28/18		5,069	4,514,859
Caesars Entertainment Resort Properties, LLC, Term B Loan, 7.00%, 10/11/20		10,072	9,589,719
Capsugel Holdings US, Inc., Initial Term Loan, 3.50%, 8/01/18		1,747	1,730,674
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		3,483	3,470,417
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		461	453,115
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		10,708	10,633,219
Ceridian HCM Holding, Inc., Initial Term Loan, 4.50%, 9/15/20		1,107	1,085,082
Charter Communications Operating LLC (AKA CCO Safari LLC), Term G Loan, 4.25%, 9/10/21		16,950	17,015,766
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		7,044	7,035,750
Connolly Intermediate, Inc., Initial Term Loan (First Lien), 5.00%, 5/14/21		3,930	3,922,900
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		2,120	2,077,999
CPG International, Inc., Term Loan, 4.75%, 9/30/20		2,721	2,675,211
Dell International LLC, Term C Loan, 3.75%, 10/29/18		13,885	13,865,279
DJO Finance LLC (ReAble Therapeutics Finance LLC), New Tranche B Term Loan, 4.25%, 9/15/17		175	174,492
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,167	1,153,183
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		3,665	3,659,283
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		978	940,844
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		1,901	1,867,536
First Data Corp.:
2017 Second New Dollar Term Loan,, 3.67%, 3/24/17		730	721,240

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
2018 New Dollar Term Loan, 3.67%, 3/23/18	USD	16,340	$16,028,560
2018B Second New Term Loan, 3.67%, 9/24/18		1,005	986,156
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		1,037	1,021,067
Tranche B-5 Term Loan, 5.00%, 1/15/21		1,200	1,200,148
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		8,943	8,710,080
Generac Power Systems, Inc., Term B Loan, 3.25%, 5/31/20		1,242	1,214,055
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.17%, 2/27/21		9,002	8,886,210
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		1,403	1,389,313
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		10,235	10,101,640
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		8,386	8,218,445
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		2,840	2,769,324
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		4,826	4,802,828
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		5,816	5,253,701
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		8,805	8,716,479
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		5,346	5,305,370
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		405	401,120
Tranche B 2022 Term Loan, 4.50%, 1/31/22		11,885	11,890,586
MacDermid, Inc., Tranche B Term Loan (First Lien), 4.00%, 6/07/20		1,133	1,128,502
MGM Resorts International (MGM Grand Detroit, LLC), Term B Loan, 3.50%, 12/20/19		833	819,464
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		1,307	1,281,610
NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20		177	171,264
Northwest Airlines, Inc.:
Term B757-200 Loan, 1.56%, 9/10/18		369	351,328
Term B757-200 Loan, 1.56%, 9/10/18		367	348,792
Term B757-300 Loan, 2.18%, 3/10/17		376	363,819
Term B757-300 Loan, 2.18%, 3/10/17		374	362,743
Term B757-300 Loan, 1.56%, 3/10/17		364	346,255
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		257	155,707
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		3,731	3,578,269
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		2,278	2,236,643
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		5,363	5,241,926
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		196	193,714
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		1,067	1,051,706
Pinnacle Foods Finance LLC, Tranche H Term Loan, 3.00%, 4/29/20		1,353	1,322,774
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.02%, 10/10/16		6	6,021

Floating Rate Loan Interests		Par (000)	Value
United States (concluded)
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20	USD	2,372	$2,330,941
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	360,677
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		405	376,534
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term B Loan, 4.00%, 2/19/19		4,962	4,883,787
Salix Pharmaceuticals Ltd., Term Loan, 4.25%, 1/02/20		10,398	10,340,992
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		1,505	1,440,214
The ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		8,633	8,517,330
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		4,367	4,292,085
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		2,219	2,160,786
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		5,710	5,571,533
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 6.00%, 9/02/21		11,160	11,164,687
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		323	318,302
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		6,562	6,459,922
WESCO Distribution, Inc., Tranche B-1 Loan, 3.75%, 12/12/19		142	141,407
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		2,592	2,538,340
Yellow Maple Holding BV, Facility B1, 4.19%, 9/19/21	EUR	9,195	10,407,652

			331,855,905
Total Floating Rate Loan Interests — 10.5%			627,923,411

Foreign Government Obligations
Croatia — 0.1%
Republic of Croatia, 3.88%, 5/30/22		3,700	4,337,767
Ghana — 0.0%
Republic of Ghana, 8.13%, 1/18/26	USD	1,180	1,038,400
Greece — 0.1%
Hellenic Republic, 2.00%, 2/24/24 (i)	EUR	9,880	6,377,789
Hungary — 0.1%
Hungary Government International Bond, 5.38%, 3/25/24	USD	4,500	5,127,750
Indonesia — 0.2%
Republic of Indonesia:
2.88%, 7/08/21	EUR	3,700	4,306,409
5.88%, 1/15/24	USD	2,500	2,893,750
4.13%, 1/15/25		610	626,775
6.75%, 1/15/44		4,100	5,289,000
5.13%, 1/15/45		505	535,300

			13,651,234
Italy — 1.1%
Buoni Poliennali Del Tesoro:
5.50%, 11/01/22	EUR	4,910	7,214,220
2.50%, 12/01/24		48,760	59,484,930

			66,699,150
Portugal — 0.2%
Republic of Portugal, 5.13%, 10/15/24	USD	12,875	14,164,045

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Romania — 0.1%
Republic of Romanian, 3.63%, 4/24/24	EUR	3,500	$4,498,791
Russia — 0.2%
Russia Federation, 7.50%, 3/31/30 (i)	USD	8,777	8,826,116
Serbia — 0.1%
Republic of Serbia, 5.88%, 12/03/18		4,600	4,858,704
Slovenia — 0.1%
Republic of Slovenia, 4.63%, 9/09/24	EUR	3,400	4,911,973
Spain — 1.8%
Spain Government Bonds:
3.80%, 4/30/24		26,000	35,425,353
2.75%, 10/31/24		38,000	47,952,156
1.60%, 4/30/25		20,290	23,073,868

			106,451,377
Venezuela — 0.0%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26	USD	1,500	536,250
Total Foreign Government Obligations — 4.1%			241,479,346

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.4%
Italy — 0.1%
Berica 8 Residential MBS Series, Series 2014-8, Class A, 0.62%, 3/31/48 (b)		6,522	7,235,990
United Kingdom — 0.3%
Gemgarto, Series 2012-1, Class A1, 3.51%, 5/14/45 (b)	GBP	172	265,126
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.20%, 12/20/54 (b)	EUR	2,784	3,133,181
Series 2007-2, Class 3A2, 0.22%, 12/17/54 (b)		3,036	3,416,128
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.19%, 12/22/54 (b)	GBP	890	1,375,165
Paragon Mortgages No. 13 PLC, Series 2006-13X, Class A2C, 0.43%, 1/15/39 (b)	USD	6,192	5,754,223
Residential Mortgage Securities PLC, Series 2012-26, Class A1, 2.81%, 2/14/41 (b)	GBP	932	1,454,347
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.91%, 6/21/55 (b)		433	658,671

			16,056,841
Commercial Mortgage-Backed Securities — 0.8%
Ireland — 0.1%
German Residential Funding PLC, Series 2013-1, Class E, 4.23%, 8/27/24	EUR	3,686	4,404,335
United States — 0.7%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ, 5.59%, 6/10/49 (b)	USD	4,000	4,175,236
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.40%, 12/15/27 (a)(b)		4,700	4,703,036
COMM PAT Mortgage Trust:
Series 2014-PAT, Class E, 3.31%, 8/15/27 (a)(b)		1,000	991,057
Series 2014-PAT, Class F, 2.60%, 8/15/27 (a)(b)		2,000	1,892,384
Series 2014-PAT, Class G, 1.75%, 8/15/27 (a)(b)		2,000	1,778,760

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.90%, 9/15/39 (b)	USD	3,300	$3,470,240
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 4/15/37		1,000	1,000,860
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		4,673	4,798,746
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class B, 5.86%, 6/15/38 (b)		4,710	4,865,812
Series 2007-C1, Class AJ, 5.48%, 2/15/40		11,270	11,766,421
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.94%, 2/15/51 (b)		5,211	5,489,382

			44,931,934
Total Non-Agency Mortgage-Backed Securities — 1.2%			72,629,100

Preferred Securities
Capital Trusts
China — 0.1%
Industrial & Commercial Bank of China Ltd., 6.00% (b)(d)		3,000	3,105,000
France — 1.5%
Credit Agricole Assurances SA, 4.35% (b)(d)		24,000	28,041,945
Electricite de France SA:
4.25% (b)(d)		9,900	12,305,641
5.00% (b)(d)		7,700	10,125,740
5.88% (b)(d)	GBP	7,300	12,369,717
Orange SA:
4.00% (b)(d)	EUR	3,450	4,167,422
4.25% (b)(d)		9,900	12,025,967
5.00% (b)(d)		7,225	9,192,493

			88,228,925
Germany — 0.5%
Deutsche Annington Finance BV, 4.13%, 12/31/49 (b)(d)		11,600	13,665,024
HSH Nordbank AG, 0.00% (d)		25,485	8,545,630
Merck KGaA, 3.00%, 12/12/74 (b)		9,275	10,810,318

			33,020,972
Italy — 0.3%
Enel SpA:
6.50%, 1/10/74 (b)	USD	9,900	12,589,823
5.00%, 1/15/75 (b)		2,720	3,356,460
UniCredit SpA, 6.75% (b)(d)		2,750	3,033,682

			18,979,965
Spain — 1.6%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (b)(d)	EUR	13,400	15,616,369
9.00% (b)(d)	USD	9,000	9,777,150
Banco Popular Espanol SA, 11.50% (b)(d)	EUR	13,300	17,471,129
Banco Santander SA, 6.25% (b)(d)		11,200	12,650,244
Gas Natural Fenosa Finance BV, 4.13% (b)(d)		8,500	10,128,424
Telefonica Europe BV:
4.20% (b)(d)		16,400	19,347,315
5.00% (b)(d)		9,900	12,041,942

			97,032,573

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value
Capital Trusts (concluded)
Sweden — 0.2%
Volvo Treasury AB, 4.50%, 6/10/75 (b)	EUR	10,575	$12,248,435
Switzerland — 0.3%
Credit Suisse Group AG, 6.25% (a)(b)(d)	USD	17,450	16,815,693
United Kingdom — 0.9%
Barclays Bank PLC:
8.00% (b)(d)	EUR	12,785	15,494,387
8.25% (b)(d)	USD	10,230	10,662,923
Coventry Building Society, 6.38% (b)(d)	GBP	3,600	5,296,543
HBOS Capital Funding LP, 6.85% (b)(d)	USD	4,341	4,368,131
Lloyds Banking Group PLC, 6.38% (b)(d)	EUR	15,614	18,351,708

			54,173,692
United States — 3.5%
Bank of America Corp.:
5.13% (b)(d)	USD	14,875	14,531,016
6.25% (b)(d)		15,385	15,732,855
6.50% (b)(d)		20,000	20,943,740
Citigroup, Inc.:
5.90% (b)(d)		7,374	7,364,783
5.95% (b)(d)		9,206	9,194,493
JPMorgan Chase & Co.:
5.00% (b)(d)		10,000	9,900,000
6.75% (b)(d)		25,341	27,106,938
Morgan Stanley, 5.45% (b)(d)		26,340	26,770,132
NBCUniversal Enterprise, Inc., 5.25% (a)(d)		4,000	4,250,400
State Street Capital Trust IV, 1.24%, 6/15/37 (b)		23,965	19,653,697
Voya Financial, Inc., 5.65%, 5/15/53 (b)(h)		46,090	46,320,450
Wells Fargo & Co., 5.88% (b)(d)		6,645	6,944,025

			208,712,529
Total Capital Trusts — 8.9%			532,317,784

Preferred Stocks		Shares
Netherlands — 0.4%
RBS Capital Funding Trust V, 5.90% (c)(d)		72,103	1,762,197
RBS Capital Funding Trust VI, 6.25% (d)		151,363	3,725,043
RBS Capital Funding Trust VII, Series G, 6.08% (c)(d)		728,691	17,852,930

			23,340,170
United Kingdom — 0.1%
Royal Bank of Scotland Group PLC,:
6.12% (d)		19,117	468,558
6.60% (d)		95,580	2,416,262

			2,884,820
United States — 1.2%
Citigroup, Inc., 6.88% (d)		1,302,000	34,997,760
The Goldman Sachs Group, Inc., 6.38% (d)		493,000	12,985,620
SCE Trust III, 5.75% (d)		80,000	2,189,600
Wells Fargo & Co., 5.85% (b)(d)		552	14,228,700
United Technologies Corp., 7.50%, 8/01/15 (c)		194,935	11,684,404

			76,086,084
Total Preferred Stocks — 1.7%			102,311,074
Total Preferred Securities — 10.6%			634,628,858

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
3.38%, 5/15/44 (h)	USD	35,175	$43,685,697
3.13%, 8/15/44 (j)(k)		99,911	118,566,282
U.S. Treasury Notes:
1.00%, 9/15/17		3,940	3,972,320
0.88%, 1/15/18 (j)		92,615	92,904,422
1.63%, 12/31/19 (j)		3,890	3,972,056
1.25%, 1/31/20		149,680	150,124,363
2.13%, 12/31/21		30,410	31,702,425
2.25%, 11/15/24 (j)		172,053	180,870,711
Total U.S. Treasury Obligations — 10.5%			625,798,276
Total Long-Term Investments (Cost — $6,433,721,614) — 103.3%			6,164,911,338

Short-Term Securities
Borrowed Bond Agreements — 20.4%
Barclays Bank PLC, (1.25)%, Open (Purchased on 1/12/15 to be repurchased at $2,485,721, collateralized by Nigeria Government International Bonds, 6.38% due at 7/12/23, par and fair value of USD 2,700,000 and $2,491,182, respectively) (m)		2,487	2,487,189
Barclays Bank PLC, (0.30)%, Open (Purchased on 12/17/14 to be repurchased at EUR 4,215,161, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 3,250,000 and $4,672,242, respectively) (m)	EUR	4,217	4,764,896
Barclays Capital, Inc., (0.25)%, Open (Purchased on 1/26/15 to be repurchased at $2,861,619, collateralized by Rio Tinto Finance USA PLC, 4.13% due at 8/21/42, par and fair value of USD 2,775,000 and $2,779,240, respectively) (m)	USD	2,862	2,861,719
Barclays Capital, Inc., (0.15)%, Open (Purchased on 1/13/15 to be repurchased at $1,740,237, collateralized by United Rentals North America, Inc., 5.75% due at 11/15/24, par and fair value of USD 1,700,000 and $1,725,500, respectively) (m)		1,740	1,740,375
Barclays Capital, Inc., (0.15)%, Open (Purchased on 1/29/15 to be repurchased at $27,803,802, collateralized by Royal Bank of Canada, 2.15% due at 3/15/19, par and fair value of USD 27,060,000 and $27,681,216, respectively) (m)		27,804	27,804,150
Barclays Capital, Inc., (0.15)%, Open (Purchased on 12/16/14 to be repurchased at $24,244,039, collateralized by Potash Corp. of Saskatchewan, Inc., 5.63% due at 12/01/40, par and fair value of USD 19,999,000 and $25,947,543, respectively) (m)		24,249	24,248,787
Barclays Capital, Inc., (0.10)%, Open (Purchased on 1/12/15 to be repurchased at $22,143,770, collateralized by Citigroup, Inc., 5.88% due at 1/30/42, par and fair value of USD 17,200,000 and $22,406,784, respectively) (m)		22,145	22,145,000
Barclays Capital, Inc., (0.10)%, Open (Purchased on 1/23/15 to be repurchased at $4,128,803, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44, par and fair value of USD 3,775,000 and $4,272,488, respectively) (m)		4,129	4,128,906

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Capital, Inc., (0.10)%, Open (Purchased on 1/26/15 to be repurchased at $2,339,492, collateralized by Chesapeake Energy Corp., 4.88% due at 4/15/22, par and fair value of USD 2,325,000 and $2,293,031, respectively) (m)	USD	2,340	$2,339,531
Barclays Capital, Inc., (0.10)%, Open (Purchased on 1/29/15 to be repurchased at $10,351,076, collateralized by Kinder Morgan, Inc., 4.30% due at 6/01/25, par and fair value of USD 9,870,000 and $10,305,356, respectively) (m)		10,351	10,351,163
Barclays Capital, Inc., (0.10)%, Open (Purchased on 10/14/14 to be repurchased at $5,579,195, collateralized by Wells Fargo & Co., 5.90%, par and fair value of USD 5,265,000 and $5,409,788, respectively) (m)		5,581	5,580,900
Barclays Capital, Inc., (0.10)%, Open (Purchased on 10/16/14 to be repurchased at $10,505,277, collateralized by Pfizer, Inc., 3.40% due at 5/15/24, par and fair value of USD 10,080,000 and $10,875,110, respectively) (m)		10,508	10,508,400
Barclays Capital, Inc., (0.10)%, Open (Purchased on 10/23/14 to be repurchased at $19,794,500, collateralized by International Business Machines Corp., 4.00% due at 6/20/42, par and fair value of USD 20,000,000 and $21,024,600, respectively) (m)		19,800	19,800,000
Barclays Capital, Inc., (0.10)%, Open (Purchased on 11/24/14 to be repurchased at $11,903,968, collateralized by AT&T, Inc., 4.35% due at 6/15/45, par and fair value of USD 12,500,000 and $12,425,200, respectively) (m)		11,906	11,906,250
Barclays Capital, Inc., (0.10)%, Open (Purchased on 12/04/14 to be repurchased at $1,354,107, collateralized by Apache Corp., 4.75% due at 4/15/43, par and fair value of USD 1,420,000 and $1,429,618, respectively) (m)		1,354	1,354,325
Barclays Capital, Inc., (0.10)%, Open (Purchased on 12/19/14 to be repurchased at $20,172,702, collateralized by Bank of America Corp., 3.30% due at 1/11/23, par and fair value of USD 20,000,000 and $20,435,540, respectively) (m)		20,175	20,175,000
BNP Paribas Securities Corp., 0.10%, 2/02/15 (Purchased on 1/30/15 to be repurchased at $192,639, collateralized by U.S. Treasury Bonds, 3.00% due at 11/15/44, par and fair value of USD 165,000 and $191,451, respectively)		193	192,638
BNP Paribas Securities Corp., 0.13%, Open (Purchased on 1/30/15 to be repurchased at $70,831,543, collateralized by U.S. Treasury Notes, 2.13% due at 12/31/21, par and fair value of USD 68,025,000 and $70,916,063, respectively) (m)		70,831	70,831,031
Citigroup Global Markets, Inc., (1.25)%, Open (Purchased on 5/06/14 to be repurchased at $3,245,401, collateralized by Standard Chartered PLC, 5.30% due at 1/09/43, par and fair value of USD 3,200,000 and $3,415,869, respectively) (m)		3,276	3,276,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (1.00)%, Open (Purchased on 11/12/14 to be repurchased at $2,561,564, collateralized by Motorola Solutions, Inc., 4.00% due at 9/01/24, par and fair value of USD 2,545,000 and $2,662,582, respectively) (m)	USD	2,567	$2,567,269
Citigroup Global Markets, Inc., (0.75)%, Open (Purchased on 12/01/14 to be repurchased at $2,918,725, collateralized by AT&T, Inc., 3.90% due at 3/11/24, par and fair value of USD 2,800,000 and $2,971,948, respectively) (m)		2,923	2,922,500
Citigroup Global Markets, Inc., (0.35)%, Open (Purchased on 11/21/14 to be repurchased at $9,768,158, collateralized by Standard Chartered PLC, 5.20% due at 1/26/24, par and fair value of USD 9,200,000 and $9,965,008, respectively) (m)		9,775	9,775,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 1/12/15 to be repurchased at $20,319,371, collateralized by The Goldman Sachs Group, Inc., 4.80% due at 7/08/44, par and fair value of USD 18,600,000 and $21,082,561, respectively) (m)		20,321	20,320,500
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 1/13/15 to be repurchased at $1,310,331, collateralized by Iron Mountain, Inc., 5.75% due at 8/15/24, par and fair value of USD 1,260,000 and $1,275,750, respectively) (m)		1,310	1,310,400
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 1/23/15 to be repurchased at $3,286,418, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, par and fair value of USD 2,800,000 and $3,282,504, respectively) (m)		3,287	3,286,500
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/01/14 to be repurchased at $24,658,412, collateralized by Morgan Stanley, 2.38% due at 7/23/19, par and fair value of USD 24,916,000 and $25,120,311, respectively) (m)		24,667	24,666,840
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/01/14 to be repurchased at $50,045,395, collateralized by Wells Fargo & Co., 2.13% due at 4/22/19, par and fair value of USD 50,000,000 and $50,684,200, respectively) (m)		50,063	50,062,500
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/02/14 to be repurchased at $5,437,357, collateralized by Pfizer, Inc., 3.40% due at 5/15/24, par and fair value of USD 5,230,000 and $5,642,542, respectively) (m)		5,439	5,439,200
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/14/14 to be repurchased at $8,502,014, collateralized by Pfizer, Inc., 3.40% due at 5/15/24, par and fair value of USD 8,090,000 and $8,728,140, respectively) (m)		8,505	8,504,613
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 10/30/14 to be repurchased at $30,779,461, collateralized by Anheuser-Busch InBev Finance, Inc., 3.70% due at 2/01/24, par and fair value of USD 30,000,000 and $32,431,770, respectively) (m)		30,788	30,787,500

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 11/06/13 to be repurchased at $4,968,754, collateralized by International Business Machines Corp., 3.38% due at 8/01/23, par and fair value of USD 5,000,000 and $5,295,690, respectively) (m)	USD	4,975	$4,975,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 11/14/14 to be repurchased at $3,880,458, collateralized by BAE Systems Holdings, Inc., 3.80% due at 10/07/24, par and fair value of USD 3,862,000 and $4,129,872, respectively) (m)		3,881	3,881,310
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 11/21/14 to be repurchased at $5,502,418, collateralized by Freeport-McMoRan, Inc., 5.45% due at 3/15/43, par and fair value of USD 5,746,000 and $4,812,867, respectively) (m)		5,504	5,503,519
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/04/14 to be repurchased at $4,973,435, collateralized by Noble Energy, Inc., 5.05% due at 11/15/44, par and fair value of USD 5,050,000 and $5,139,218, respectively) (m)		4,974	4,974,250
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/17/14 to be repurchased at $7,592,780, collateralized by Amazon.com, Inc., 3.80% due at 12/05/24, par and fair value of USD 7,500,000 and $7,935,968, respectively) (m)		7,594	7,593,750
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/18/14 to be repurchased at $2,462,192, collateralized by Sunoco Logistics Partners Operations LP, 5.35% due at 5/15/45, par and fair value of USD 2,500,000 and $2,670,773, respectively) (m)		2,463	2,462,500
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/23/14 to be repurchased at $1,465,806, collateralized by Eastman Chemical Co., 3.60% due at 8/15/22, par and fair value of USD 1,425,000 and $1,492,981, respectively) (m)		1,466	1,465,969
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 9/30/14 to be repurchased at $2,739,144, collateralized by Pfizer, Inc., 4.40% due at 5/15/44, par and fair value of USD 2,670,000 and $3,094,097, respectively) (m)		2,740	2,740,087
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 1/13/15 to be repurchased at $2,661,539, collateralized by Freescale Semiconductor, Inc., 6.00% due at 1/15/22, par and fair value of USD 2,535,000 and $2,687,100, respectively) (m)		2,662	2,661,750
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 10/01/14 to be repurchased at $49,849,647, collateralized by Bank of America Corp., 2.65% due at 4/01/19, par and fair value of USD 50,000,000 and $51,066,000, respectively) (m)		49,875	49,875,000
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 10/08/14 to be repurchased at $25,071,876, collateralized by Morgan Stanley, 2.38% due at 7/23/19, par and fair value of USD 25,084,000 and $25,289,689, respectively) (m)		25,084	25,084,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 10/27/14 to be repurchased at $11,170,483, collateralized by Citigroup, Inc., 5.50% due at 9/13/25, par and fair value of USD 10,000,000 and $11,314,140, respectively) (m)	USD	11,175	$11,175,000
Credit Suisse Securities (USA) LLC, 0.00%, 12/31/22 (Purchased on 10/29/14 to be repurchased at $4,925,000, collateralized by Microsoft Corp., 2.38% due at 5/01/23, par and fair value of USD 5,000,000 and $5,104,540, respectively)		4,925	4,925,000
Credit Suisse Securities (USA) LLC, 0.10%, Open (Purchased on 11/19/14 to be repurchased at $193,450,420, collateralized by U.S. Treasury Notes, 2.38% due at 8/15/24, par and fair value of USD 191,733,000 and $203,656,492, respectively) (m)		193,411	193,410,652
Credit Suisse Securities (USA) LLC, 0.15%, 12/31/22 (Purchased on 12/18/14 to be repurchased at $14,706,712, collateralized by U.S. Treasury Notes, 1.50% due at 12/31/18, par and fair value of USD 14,490,000 and $14,754,892, respectively)		14,617	14,616,996
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 10/08/14 to be repurchased at $5,207,391, collateralized by Westpac Banking Corp., 2.25% due at 7/30/18, par and fair value of USD 5,114,000 and $5,227,658, respectively) (m)		5,210	5,209,887
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 10/28/14 to be repurchased at $11,946,269, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, par and fair value of USD 12,580,000 and $12,334,136, respectively) (m)		11,951	11,951,000
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 11/18/14 to be repurchased at $5,254,607, collateralized by Energy Transfer Partners LP, 4.65% due at 6/01/21, par and fair value of USD 5,000,000 and $5,355,330, respectively) (m)		5,256	5,256,250
Deutsche Bank Securities, Inc., 0.04%, Open (Purchased on 1/14/15 to be repurchased at $8,674,617, collateralized by U.S. Treasury Bonds, 3.00% due at 11/15/44, par and fair value of USD 7,685,000 and $8,916,998, respectively) (m)		8,674	8,674,444
J.P. Morgan Securities LLC, (0.15)%, Open (Purchased on 1/23/15 to be repurchased at $26,082,334, collateralized by Wells Fargo & Co., 4.10% due at 6/03/26, par and fair value of USD 24,990,000 and $26,454,739, respectively) (m)		26,083	26,083,313
J.P. Morgan Securities LLC, (0.10)%, Open (Purchased on 1/12/15 to be repurchased at $17,998,375, collateralized by Bank of America Corp., 5.00% due at 1/21/44, par and fair value of USD 15,500,000 and $18,366,183, respectively) (m)		17,999	17,999,375

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.10)%, Open (Purchased on 12/04/14 to be repurchased at $17,261,171, collateralized by Verizon Communications, Inc., 6.40% due at 9/15/33, par and fair value of USD 14,018,000 and $18,131,568, respectively) (m)	USD	17,264	$17,264,000
J.P. Morgan Securities LLC, (0.10)%, Open (Purchased on 12/18/14 to be repurchased at $50,431,195, collateralized by Citigroup, Inc., 2.50% due at 7/29/19, par and fair value of USD 50,000,000 and $50,741,550, respectively) (m)		50,438	50,437,500
J.P. Morgan Securities LLC, (0.10)%, Open (Purchased on 12/30/14 to be repurchased at $20,461,081, collateralized by Bank of America Corp., 4.25% due at 10/22/26, par and fair value of USD 20,000,000 and $20,767,800, respectively) (m)		20,463	20,462,900
J.P. Morgan Securities LLC, (0.05)%, Open (Purchased on 11/24/14 to be repurchased at $16,513,890, collateralized by Verizon Communications, Inc., 6.40% due at 9/15/33, par and fair value of USD 13,482,000 and $17,438,280, respectively) (m)		16,515	16,515,450
JPMorgan Chase Bank N.A., (0.50)%, Open (Purchased on 1/12/15 to be repurchased at $2,607,650, collateralized by Ecuador Government International Bonds, 7.95% due at 6/20/24, par and fair value of USD 3,000,000 and $2,655,000, respectively) (m)		2,608	2,608,266
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 12/16/14 to be repurchased at EUR 12,217,754, collateralized by Federal Republic of Germany, 0.75% due at 2/24/17, par and fair value of EUR 11,877,000 and $13,669,367, respectively) (m)	EUR	12,221	13,809,103
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 12/16/14 to be repurchased at EUR 6,204,697, collateralized by Federal Republic of Germany, 2.50% due at 1/04/21, par and fair value of EUR 5,295,000 and $6,868,135, respectively) (m)		6,206	7,012,852
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.18)%, Open (Purchased on 1/12/15 to be repurchased at $20,853,539, collateralized by Morgan Stanley, 6.38% due at 7/24/42, par and fair value of USD 14,700,000 and $20,014,476, respectively) (m)	USD	20,856	20,855,625
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.18)%, Open (Purchased on 11/24/14 to be repurchased at $2,521,005, collateralized by International Paper Co., 3.65% due at 6/15/24, par and fair value of USD 2,500,000 and $2,589,418, respectively) (m)		2,522	2,521,875
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.15)%, Open (Purchased on 10/08/14 to be repurchased at $6,906,410, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44, par and fair value of USD 6,225,000 and $7,045,362, respectively) (m)		6,910	6,909,750
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.15)%, Open (Purchased on 5/01/14 to be repurchased at $4,794,500, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, par and fair value of USD 5,000,000 and $4,902,280, respectively) (m)		4,800	4,800,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10%, Open (Purchased on 11/19/14 to be repurchased at $85,209,475, collateralized by U.S. Treasury Notes, 2.13% due at 9/30/21, par and fair value of USD 84,453,000 and $87,982,882, respectively) (m)	USD	85,192	$85,191,957
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10%, Open (Purchased on 12/09/14 to be repurchased at $18,959,587, collateralized by U.S. Treasury Notes, 2.00% due at 10/31/21, par and fair value of USD 18,839,000 and $19,464,511, respectively) (m)		18,957	18,956,739
RBC Capital Markets, LLC, (1.50)%, Open (Purchased on 5/06/14 to be repurchased at $3,863,333, collateralized by Standard Chartered PLC, 5.30% due at 1/09/43, par and fair value of USD 3,775,000 and $4,029,658, respectively) (m)		3,907	3,907,125
RBC Capital Markets, LLC, (0.30)%, Open (Purchased on 12/19/14 to be repurchased at $9,227,615, collateralized by Molson Coors Brewing Co., 3.50% due at 5/01/22, par and fair value of USD 9,050,000 and $9,477,784, respectively) (m)		9,231	9,231,000
RBC Capital Markets, LLC, (0.25)%, Open (Purchased on 1/21/15 to be repurchased at $10,884,468, collateralized by Canadian Natural Resources Ltd., 3.90% due at 2/01/25, par and fair value of USD 10,940,000 and $10,833,226, respectively) (m)		10,885	10,885,300
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 1/08/15 to be repurchased at $21,998,533, collateralized by Walgreens Boots Alliance, Inc., 4.80% due at 11/18/44, par and fair value of USD 20,000,000 and $22,723,980, respectively) (m)		22,000	22,000,000
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 1/12/15 to be repurchased at $17,939,003, collateralized by JPMorgan Chase & Co., 4.85% due at 2/01/44, par and fair value of USD 15,600,000 and $18,384,928, respectively) (m)		17,940	17,940,000
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 1/26/15 to be repurchased at $1,171,484, collateralized by CIT Group, Inc., 5.00% due at 8/01/23, par and fair value of USD 1,100,000 and $1,157,750, respectively) (m)		1,172	1,171,500
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 11/18/14 to be repurchased at $4,973,964, collateralized by Noble Energy, Inc., 3.90% due at 11/15/24, par and fair value of USD 5,000,000 and $5,048,600, respectively) (m)		4,975	4,975,000
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 11/21/14 to be repurchased at $11,883,123, collateralized by Citigroup, Inc., 4.50% due at 1/14/22, par and fair value of USD 10,805,000 and $12,101,395, respectively) (m)		11,886	11,885,500
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 12/04/14 to be repurchased at $49,991,944, collateralized by The Goldman Sachs Group, Inc., 2.55% due at 10/23/19, par and fair value of USD 50,000,000 and $50,686,550, respectively) (m)		50,000	50,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	31

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities			Value
Total Short-Term Securities (Cost — $1,218,478,017) — 20.4%			$1,215,999,576

Options Purchased
(Cost — $2,645,591) — 0.0%			2,162,110
Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short (Cost — $7,654,845,222) — 123.7%			7,383,073,024

Options Written
(Premiums Received — $302,542) — (0.0)%			(166,000)

Borrowed Bonds		Par (000)
Corporate Bonds — (13.6)%
Amazon.com, Inc.:
2.50%, 11/29/22	USD	17,580	(17,236,416)
3.80%, 12/05/24		7,500	(7,935,968)
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/01/24		30,000	(32,431,770)
Apache Corp., 4.75%, 4/15/43		1,420	(1,429,618)
AT&T, Inc.:
3.90%, 3/11/24		2,800	(2,971,948)
4.35%, 6/15/45		12,500	(12,425,200)
BAE Systems Holdings, Inc., 3.80%, 10/07/24		3,862	(4,129,872)
Bank of America Corp.:
2.65%, 4/01/19		50,000	(51,066,000)
3.30%, 1/11/23		20,000	(20,435,540)
4.25%, 10/22/26		20,000	(20,767,800)
5.00%, 1/21/44		15,500	(18,366,183)
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		2,800	(3,282,504)
Canadian Natural Resources Ltd., 3.90%, 2/01/25		10,940	(10,833,226)
Chesapeake Energy Corp., 4.88%, 4/15/22		2,325	(2,293,031)
CIT Group, Inc., 5.00%, 8/01/23		1,100	(1,157,750)
Citigroup, Inc.:
2.50%, 7/29/19		50,000	(50,741,550)
4.50%, 1/14/22		10,805	(12,101,395)
5.50%, 9/13/25		10,000	(11,314,140)
5.88%, 1/30/42		17,200	(22,406,784)
Eastman Chemical Co., 3.60%, 8/15/22		1,425	(1,492,981)
Energy Transfer Partners LP, 4.65%, 6/01/21		5,000	(5,355,330)
Freeport-McMoRan, Inc., 5.45%, 3/15/43		5,746	(4,812,867)
Freescale Semiconductor, Inc., 6.00%, 1/15/22		2,535	(2,687,100)
The Goldman Sachs Group, Inc.:
2.55%, 10/23/19		50,000	(50,686,550)
4.80%, 7/08/44		18,600	(21,082,561)
International Business Machines Corp.:
3.38%, 8/01/23		5,000	(5,295,690)
4.00%, 6/20/42		20,000	(21,024,600)
International Paper Co., 3.65%, 6/15/24		2,500	(2,589,418)
Iron Mountain, Inc., 5.75%, 8/15/24		1,260	(1,275,750)
JPMorgan Chase & Co., 4.85%, 2/01/44		15,600	(18,384,928)
Kinder Morgan, Inc., 4.30%, 6/01/25		9,870	(10,305,356)
Microsoft Corp., 2.38%, 5/01/23		5,000	(5,104,540)
Molson Coors Brewing Co., 3.50%, 5/01/22		9,050	(9,477,784)
Morgan Stanley:
2.38%, 7/23/19		50,000	(50,410,000)
6.38%, 7/24/42		14,700	(20,014,476)
Motorola Solutions, Inc., 4.00%, 9/01/24		2,545	(2,662,582)

Borrowed Bonds		Par (000)	Value
Corporate Bonds (concluded)
Noble Energy, Inc.:
3.90%, 11/15/24	USD	5,000	$(5,048,600)
5.05%, 11/15/44		5,050	(5,139,218)
Pfizer, Inc.:
3.40%, 5/15/24		23,400	(25,245,792)
4.40%, 5/15/44		2,670	(3,094,097)
Potash Corp. of Saskatchewan, Inc., 5.63%, 12/01/40		19,999	(25,947,543)
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		2,775	(2,779,240)
Royal Bank of Canada, 2.15%, 3/15/19		27,060	(27,681,216)
Standard Chartered PLC:
5.20%, 1/26/24		9,200	(9,965,008)
5.30%, 1/09/43		6,975	(7,445,527)
5.70%, 3/26/44		10,000	(11,317,850)
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		2,500	(2,670,773)
United Rentals North America, Inc., 5.75%, 11/15/24		1,700	(1,725,500)
Verizon Communications, Inc., 6.40%, 9/15/33		27,500	(35,569,848)
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		20,000	(22,723,980)
Wells Fargo & Co.:
2.13%, 4/22/19		50,000	(50,684,200)
4.10%, 6/03/26		24,990	(26,454,739)
5.90% (b)(d)		5,265	(5,409,788)
Westpac Banking Corp., 2.25%, 7/30/18		5,114	(5,227,658)

			(810,119,785)
Foreign Government Obligations — (0.5)%
Buoni Poliennali Del Tesoro, 4.50%, 3/01/26	EUR	3,250	(4,672,242)
Ecuador Government International Bonds, 7.95%, 6/20/24	USD	3,000	(2,655,000)
Federal Republic of Germany:
0.75%, 2/24/17	EUR	11,877	(13,669,367)
2.50%, 1/04/21		5,295	(6,868,135)
Nigeria Government International Bonds, 6.38%, 7/12/23	USD	2,700	(2,491,182)

			(30,355,926)
U.S. Treasury Obligations — (6.8)%
U.S. Treasury Bonds, 3.00%, 11/15/44		7,850	(9,108,449)
U.S. Treasury Notes:
1.50%, 12/31/18		14,490	(14,754,892)
2.00%, 10/31/21		18,839	(19,464,511)
2.13%, 9/30/21-12/31/21		152,478	(158,898,945)
2.38%, 8/15/24		191,733	(203,656,492)

			(405,883,289)
Total Borrowed Bonds (Proceeds — $1,207,395,297) — (20.9)%			(1,246,359,000)

Investments Sold Short		Shares
Common Stocks — (0.4)%
Amazon.com, Inc. (c)		7,650	(2,712,155)
Antero Resources Corp.		8,450	(292,793)
California Resources Corp.		180,200	(922,624)
Caterpillar, Inc.		43,140	(3,449,906)
Cheniere Energy, Inc.		4,825	(344,409)
Citigroup, Inc.		37,700	(1,770,015)
Concho Resources, Inc. (c)		4,900	(543,165)
Ford Motor Co.		16,750	(246,393)
Genworth Financial, Inc., Class A (c)		113,980	(795,580)
Hewlett-Packard Co.		113,960	(4,117,375)

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Investments Sold Short		Shares	Value
Common Stocks (concluded)
JPMorgan Chase & Co.		25,000	$(1,359,500)
Kinder Morgan, Inc.		25,500	(1,046,775)
PowerShares Senior Loan Portfolio		202,000	(4,841,940)
SPDR S&P Oil & Gas Exploration & Production ETF		60,000	(2,770,800)
Union Pacific Corp.		7,275	(852,703)
Whiting Petroleum Corp. (c)		3,600	(108,072)
WPX Energy, Inc.		30,000	(319,800)

			(26,494,005)

Corporate Bonds — (0.1)%		Par (000)
Chesapeake Energy Corp., 4.88%, 04/15/22	USD	321	(316,586)
Kinder Morgan, Inc., 4.30%, 06/01/25		3,510	(3,664,823)

			(3,981,409)

Investment Companies — (0.4)%	Shares	Value
Financial Select Sector SPDR Fund	213,000	$(4,901,130)
iShares iBoxx $ High Yield Corporate Bond ETF (l)	76,725	(6,922,897)
iShares U.S. Preferred Stock ETF (l)	270,000	(10,789,194)
Market Vector Semiconductor ETF	14,000	(737,660)

		(23,350,881)
Total Investments Sold Short (Proceeds — $54,958,457) — (0.9)%		(53,826,295)
Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 101.9%		6,082,721,729
Liabilities in Excess of Other Assets — (1.9)%		(111,782,463)

Net Assets — 100.0%		$5,970,939,266

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(l)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Shares Sold	Shares Held at January 31, 2015	Value at January 31, 2015	Income/ (Expense)	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	668,356,706	(668,356,706)[1]	—	—	$93,613	$47,877
iShares iBoxx $ High Yield Corporate Bond ETF	—	(76,725)	(76,725)	$(6,922,897)	$(39,144)	—
iShares U.S. Preferred Stock ETF	—	(270,000)	(270,000)	$(10,789,194)	$(101,928)	—

[1]	Represents net shares sold.

(m)	The amount to be repurchased assumes the maturity will terminate on the day after the report date.

•	As of January 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.00%	1/30/15	2/02/15	$201,906,229	$201,906,229
J.P Morgan Securities LLC	0.12%	1/30/15	2/02/15	60,150,000	60,150,602
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	1/30/15	2/02/15	48,314,219	48,314,219
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	1/30/15	2/02/15	7,230,000	7,230,060
Total				$317,600,448	$317,601,110

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	33

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(354)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	35,194,680	$651,981
355	Euro STOXX 50 Index	Eurex	March 2015	USD	13,434,449	241,057
(2,663)	Euro STOXX Banks Index	Eurex	March 2015	USD	19,439,274	583,326
(4,305)	Euro-Bobl	Eurex	March 2015	USD	636,730,982	(6,717,084)
(2,859)	Euro-Bund	Eurex	March 2015	USD	514,934,019	(14,541,337)
	Euro-Bund 8.5 to 10.5-Year Bond Futures Put
1,536	Options, Strike Price EUR 153	Eurex	March 2015	USD	17,357	(744,947)
	Euro-Bund 8.5 to 10.5-Year Bond Futures Put
1,179	Options, Strike Price EUR 153.50	Eurex	March 2015	USD	13,323	(737,519)
(563)	Euro-Schatz	Eurex	March 2015	USD	70,763,074	(196,635)
(411)	Long Gilt British	NYSE Liffe	March 2015	USD	76,681,806	(4,397,210)
(137)	NASDAQ 100 E-Mini Futures	Chicago Mercantile	March 2015	USD	11,347,025	157,624
(72)	Russell 2000 Mini Index Futures	NYSE Liffe	March 2015	USD	8,360,640	(28,183)
(255)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	38,576,719	(2,603,218)
(10)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	2,197,656	(8,486)
(368)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	44,654,500	(791,308)
(883)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	115,562,625	(3,776,115)
(330)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	59,049,375	(6,882,961)
Total						$(39,791,015)

•	As of January 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	27,650,000	USD	32,769,840	JPMorgan Chase Bank N.A.	2/04/15	$(1,524,201)
EUR	1,900,000	USD	2,267,177	JPMorgan Chase Bank N.A.	2/04/15	(120,099)
EUR	7,800,000	USD	8,821,630	JPMorgan Chase Bank N.A.	2/04/15	(7,309)
EUR	300,000	USD	340,093	The Bank of New York Mellon	2/04/15	(1,081)
EUR	10,800,000	USD	12,894,142	UBS AG	2/04/15	(689,697)
EUR	1,247,000	USD	1,408,785	UBS AG	2/04/15	376
USD	21,480,963	EUR	18,536,000	BNP Paribas S.A.	2/04/15	534,519
USD	161,035,974	EUR	134,871,000	Citibank N.A.	2/04/15	8,626,190
USD	104,759,907	EUR	88,887,000	Deutsche Bank AG	2/04/15	4,313,936
USD	16,227,989	EUR	14,395,000	Goldman Sachs Bank USA	2/04/15	(38,954)
USD	82,530,400	EUR	71,000,000	HSBC Bank PLC	2/04/15	2,297,476
USD	12,800,312	EUR	10,650,000	Morgan Stanley Capital Services LLC	2/04/15	765,373
USD	825,243	EUR	726,000	State Street Bank and Trust Co.	2/04/15	4,833
USD	183,404	EUR	161,000	The Bank of New York Mellon	2/04/15	1,468
USD	5,864,495	GBP	3,869,000	Citibank N.A.	2/04/15	37,168
USD	327,200,621	EUR	288,596,000	Citibank N.A.	3/04/15	997,661
USD	2,253,190,500	EUR	1,800,000,000	Citibank N.A.	3/06/15	218,591,005
USD	157,761,600	GBP	100,000,000	Citibank N.A.	3/06/15	7,175,450
GBP	2,300,000	USD	3,451,825	Morgan Stanley Capital Services LLC	4/21/15	10,469
USD	202,484	CAD	252,000	BNP Paribas S.A.	4/21/15	4,370
USD	206,732	CAD	248,000	Royal Bank of Canada	4/21/15	11,763
USD	116,579,853	GBP	76,853,000	Bank of America N.A.	4/21/15	889,574
USD	5,651,288	GBP	3,763,000	Citibank N.A.	4/21/15	(13,325)
Total						$241,866,965

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	As of January 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
eBay, Inc.	Call	60.00	2/20/15	500	$3,500
EMC Corp.	Call	29.00	2/20/15	1,250	5,000
PowerShares QQQ Trust, Series 1	Call	106.00	2/20/15	306	5,967
PowerShares QQQ Trust, Series 1	Call	108.00	2/20/15	306	1,683
Barrick Gold Corp.	Call	20.00	1/15/16	2,704	131,144
Ford Motor Co.	Put	14.00	2/20/15	1,250	13,750
Ford Motor Co.	Put	14.50	2/20/15	1,000	26,000
Market Vectors Semiconductor ETF	Put	52.00	2/20/15	750	75,000
Micron Technology, Inc.	Put	30.00	2/20/15	750	105,750
Micron Technology, Inc.	Put	28.00	2/20/15	750	37,500
PowerShares QQQ Trust, Series 1	Put	88.00	2/20/15	612	6,426
Health Care Select Sector SPDR ETF	Put	67.50	2/27/15	650	44,525
JPMorgan Chase & Co.	Put	54.00	2/27/15	1,500	154,500
Union Pacific Corp.	Put	110.00	2/27/15	250	14,750
Caterpillar, Inc.	Put	83.00	3/06/15	500	186,250
Hewlett-Packard Co.	Put	38.50	3/06/15	500	152,500
PowerShares QQQ Trust, Series 1	Put	101.50	3/06/15	1,250	330,000
Bank of America Corp.	Put	15.00	3/20/15	3,000	150,000
Citigroup, Inc.	Put	46.00	3/20/15	1,000	120,000
Micron Technology, Inc.	Put	28.00	3/20/15	1,000	102,500
Wells Fargo & Co.	Put	50.00	3/20/15	1,000	90,000
Total					$1,756,745

•	As of January 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.50%	Pay	3-month LIBOR	4/15/15	USD	155,000	$168,004
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Pay	3-month LIBOR	4/15/15	USD	265,000	237,361
Total									$405,365

•	As of January 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Micron Technology, Inc.	Put	25.00	2/20/15	750	$(6,000)
Micron Technology, Inc.	Put	26.00	2/20/15	750	(12,000)
JPMorgan Chase & Co.	Put	50.00	2/27/15	1,500	(28,500)
Union Pacific Corp.	Put	100.00	2/27/15	250	(3,500)
Bank of America Corp.	Put	13.00	3/20/15	3,000	(18,000)
Citigroup, Inc.	Put	43.00	3/20/15	1,000	(40,000)
Micron Technology, Inc.	Put	25.00	3/20/15	1,000	(34,000)
Wells Fargo & Co.	Put	45.00	3/20/15	1,000	(24,000)
Total					$(166,000)

•	As of January 31, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	USD	73,800	$(322,963)
CDX.NA.IG Series 23 Version 1	1.00%	Chicago Mercantile	12/20/19	USD	186,000	(203,676)
iTraxx Europe Crossover Series 22 Version 1	5.00%	InterContinental Exchange	12/20/19	EUR	207,760	35,947

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	35

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows: (concluded)

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Europe Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	83,500	$58,019
iTraxx Sub Financials Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	45,400	(211,225)
Total						$(643,898)

•	As of January 31, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	BB-	EUR	26,383	$(52,599)
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	A-	EUR	22,298	34,911
Total							$(17,688)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of January 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.81%[1]	3-month LIBOR	Chicago Mercantile	9/23/16	USD	5,000	$(31,353)
1.03%[1]	3-month LIBOR	Chicago Mercantile	4/07/17	USD	8,000	(73,717)
1.01%[1]	3-month LIBOR	Chicago Mercantile	4/28/17	USD	9,000	(72,165)
0.92%[1]	3-month LIBOR	Chicago Mercantile	5/16/17	USD	5,000	(23,358)
1.03%[1]	3-month LIBOR	Chicago Mercantile	6/16/17	USD	3,000	(18,808)
1.30%[1]	3-month LIBOR	Chicago Mercantile	9/23/17	USD	3,250	(50,174)
1.10%[1]	3-month LIBOR	Chicago Mercantile	1/26/18	USD	5,700	(20,649)
1.02%[1]	3-month LIBOR	Chicago Mercantile	1/30/18	USD	12,000	(12,487)
1.89%[1]	3-month LIBOR	Chicago Mercantile	9/11/19	USD	5,000	(170,825)
1.99%[1]	3-month LIBOR	Chicago Mercantile	9/23/19	USD	7,500	(289,294)
1.78%[1]	3-month LIBOR	Chicago Mercantile	12/23/19	USD	6,000	(137,445)
1.44%[2]	3-month LIBOR	Chicago Mercantile	1/22/20	USD	2,790	13,213
1.44%[1]	3-month LIBOR	Chicago Mercantile	1/22/20	USD	2,480	(11,957)
2.38%[1]	3-month LIBOR	Chicago Mercantile	9/23/21	USD	1,000	(61,490)
2.69%[1]	3-month LIBOR	Chicago Mercantile	6/20/24	USD	35,000	(2,914,991)
1.92%[1]	3-month LIBOR	Chicago Mercantile	1/22/25	USD	4,230	(43,238)
1.92%[1]	3-month LIBOR	Chicago Mercantile	1/22/25	USD	920	(9,447)
3.37%[1]	3-month LIBOR	Chicago Mercantile	6/20/44	USD	9,200	(2,536,642)
Total						$(6,464,827)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	As of January 31, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
AK Steel Corp.	5.00%	Citibank N.A.	12/20/16	USD	1,900	$(12,052)	$(35,666)	$23,614
AK Steel Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	1,000	(6,343)	(21,119)	14,776
Anadarko Petroleum Corp.	1.00%	Citibank N.A.	12/20/16	USD	32,070	(344,784)	(262,133)	(82,651)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	4,000	(62,098)	35,370	(97,468)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services LLC	12/20/16	USD	1,000	(18,484)	402	(18,886)
AK Steel Corp.	5.00%	Citibank N.A.	3/20/17	USD	1,000	(216)	(13,789)	13,573
AK Steel Corp.	5.00%	Citibank N.A.	3/20/17	USD	300	(64)	(4,622)	4,558

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC credit default swaps — buy protection outstanding were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	1,440	$(164,548)	$(154,902)	$(9,646)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	1,390	(158,834)	(146,517)	(12,317)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	1,390	(158,834)	(146,517)	(12,317)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	500	(9,262)	40,122	(49,384)
EDP — Energias do Brasil SA	5.00%	Citibank N.A.	9/20/17	EUR	10,162	(1,379,657)	(1,481,067)	101,410
EDP — Energias do Brasil SA	5.00%	Goldman Sachs International	9/20/17	EUR	4,100	(556,655)	(602,685)	46,030
Peugeot SA	5.00%	Barclays Bank PLC	9/20/17	EUR	184	(23,138)	10,509	(33,647)
Peugeot SA	5.00%	Citibank N.A.	9/20/17	EUR	1,070	(134,548)	66,373	(200,921)
Finmeccanica SpA	5.00%	BNP Paribas S.A.	12/20/17	EUR	450	(66,453)	(12,860)	(53,593)
Marks & Spencer Group PLC	1.00%	Credit Suisse International	3/20/18	EUR	1,320	(21,263)	43,019	(64,282)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	(77,178)	259,364	(336,542)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/18	USD	9,000	793,513	536,047	257,466
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,612	142,127	93,612	48,515
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,611	142,039	92,609	49,430
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,540	135,779	108,494	27,285
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	10,350	(1,169,790)	964,325	(2,134,115)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	6,590	2,314	80,107	(77,793)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	7,125	2,501	98,092	(95,591)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	7,135	2,505	75,419	(72,914)
The Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(90,177)	(16,887)	(73,290)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	1,254	(190,899)	32,717	(223,616)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	10,880	(1,656,289)	283,845	(1,940,134)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	15,000	(489,147)	(397,606)	(91,541)
Boston Scientific Corp.	1.00%	Credit Suisse International	12/20/18	USD	15,000	(357,121)	(144,546)	(212,575)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	15,000	(501,216)	(345,076)	(156,140)
Dell, Inc.	1.00%	Goldman Sachs Bank USA	12/20/18	USD	4,000	12,208	81,033	(68,825)
Dell, Inc.	1.00%	Goldman Sachs International	12/20/18	USD	2,000	6,104	40,519	(34,415)
International Business Machines Corp.	1.00%	Goldman Sachs International	12/20/18	USD	15,000	(392,542)	(345,076)	(47,466)
iTraxx Sub Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	17,690	(396,215)	(88,143)	(308,072)
iTraxx Sub Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	37,890	(848,649)	(185,101)	(663,548)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	11,841	(383,684)	(263,069)	(120,615)
Microsoft Corp.	1.00%	Goldman Sachs International	12/20/18	USD	3,159	(102,354)	(71,445)	(30,909)
Marks & Spencer Group PLC	1.00%	Barclays Bank PLC	3/20/19	EUR	1,680	(17,097)	39,799	(56,896)
Sony Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	JPY	2,000,000	(177,113)	1,045,655	(1,222,768)
Federal Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	14,735	522,776	506,371	16,405
Federal Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	13,910	493,506	555,872	(62,366)
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	11,095	(373,519)	(314,503)	(59,016)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	6,355	(213,944)	(164,891)	(49,053)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	6,350	(213,776)	(180,000)	(33,776)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	1,085	(21,576)	(8,786)	(12,790)
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	1,305	(25,951)	(9,803)	(16,148)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	1,825	(36,292)	(13,709)	(22,583)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	37

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC credit default swaps — buy protection outstanding were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	1,685	$(33,508)	$(13,542)	$(19,966)
iTraxx Sub Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	45,410	(954,244)	(599,416)	(354,828)
iTraxx Sub Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	42,450	(906,815)	(415,793)	(491,022)
iTraxx Sub Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	42,210	(901,688)	(422,553)	(479,135)
iTraxx Sub Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	40,268	(860,155)	(426,297)	(433,858)
iTraxx Sub Financials Series 21 Version 1	1.00%	Deutsche Bank AG	6/20/19	EUR	42,210	(901,688)	(584,678)	(317,010)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	16,036	(114,907)	282,423	(397,330)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	8,750	(1,012,894)	(910,401)	(102,493)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	6,600	(764,012)	(703,273)	(60,739)
Carlsberg Breweries A/S	1.00%	Citibank N.A.	9/20/19	EUR	4,465	19,594	(51,237)	70,831
Carlsberg Breweries A/S	1.00%	Goldman Sachs International	9/20/19	EUR	2,115	9,317	(26,892)	36,209
The Clorox Co.	1.00%	Goldman Sachs Bank USA	9/20/19	USD	7,575	(172,243)	(142,400)	(29,843)
Expedia, Inc.	1.00%	Citibank N.A.	9/20/19	USD	4,500	(47,697)	4,155	(51,852)
Expedia, Inc.	1.00%	Goldman Sachs International	9/20/19	USD	3,000	(31,798)	(930)	(30,868)
Ford Motor Co.	5.00%	Goldman Sachs International	9/20/19	USD	3,115	(607,221)	(571,308)	(35,913)
Ford Motor Co.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	USD	3,175	(618,917)	(596,059)	(22,858)
Ford Motor Co.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	USD	2,780	(541,918)	(514,435)	(27,483)
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	6,655	(196,880)	(171,602)	(25,278)
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	4,185	(123,808)	(107,912)	(15,896)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	6,655	(196,881)	(171,687)	(25,194)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	4,935	(145,996)	(130,353)	(15,643)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	4,190	(123,956)	(110,675)	(13,281)
Gilead Sciences, Inc.	1.00%	Credit Suisse International	9/20/19	USD	11,110	(266,313)	(307,530)	41,217
Gilead Sciences, Inc.	1.00%	Credit Suisse International	9/20/19	USD	8,030	(192,483)	(222,274)	29,791
Gilead Sciences, Inc.	1.00%	Credit Suisse International	9/20/19	USD	6,970	(167,075)	(192,933)	25,858
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	12,875	292,293	351,170	(58,877)
Ally Financial, Inc.	5.00%	Credit Suisse International	12/20/19	USD	2,500	(393,256)	(369,857)	(23,399)
Arrow Electronics, Inc.	1.00%	Bank of America N.A.	12/20/19	USD	7,650	(111,260)	60,626	(171,886)
Arrow Electronics, Inc.	1.00%	Barclays Bank PLC	12/20/19	USD	10,000	(145,438)	15,593	(161,031)
Arrow Electronics, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	30,000	(436,314)	(177,423)	(258,891)
Caterpillar, Inc.	1.00%	Credit Suisse International	12/20/19	USD	7,500	(166,007)	(174,575)	8,568
Caterpillar, Inc.	1.00%	Credit Suisse International	12/20/19	USD	5,090	(112,663)	(115,785)	3,122
Caterpillar, Inc.	1.00%	Credit Suisse International	12/20/19	USD	5,000	(110,671)	(118,626)	7,955
Caterpillar, Inc.	1.00%	Goldman Sachs International	12/20/19	USD	5,000	(110,671)	(114,246)	3,575
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	10,000	(221,343)	(238,370)	17,027
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	7,500	(166,007)	(192,208)	26,201
Ford Motor Co.	5.00%	Citibank N.A.	12/20/19	USD	2,500	(478,723)	(447,634)	(31,089)
Freescale Semiconductor Ltd.	5.00%	Barclays Bank PLC	12/20/19	USD	1,250	(157,275)	(47,225)	(110,050)
Freescale Semiconductor Ltd.	5.00%	Citibank N.A.	12/20/19	USD	2,150	(270,513)	(136,234)	(134,279)
Freescale Semiconductor Ltd.	5.00%	Credit Suisse International	12/20/19	USD	4,000	(503,280)	(294,186)	(209,094)
Freescale Semiconductor Ltd.	5.00%	Goldman Sachs International	12/20/19	USD	2,000	(251,640)	(97,349)	(154,291)
Hewlett-Packard Co.	1.00%	Credit Suisse International	12/20/19	USD	12,500	(190,160)	(27,314)	(162,846)

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC credit default swaps — buy protection outstanding were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Lennar Corp.	5.00%	Goldman Sachs International	12/20/19	USD	4,000	$(536,920)	$(517,673)	$(19,247)
Navient Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	2,000	151,476	132,620	18,856
Southwest Airlines Co.	1.00%	BNP Paribas S.A.	12/20/19	USD	5,000	(119,140)	(87,672)	(31,468)
Southwest Airlines Co.	1.00%	Credit Suisse International	12/20/19	USD	10,000	(238,280)	(161,943)	(76,337)
Valero Energy Corp.	1.00%	Goldman Sachs International	12/20/19	USD	2,708	17,083	(5,949)	23,032
Casino Guichard Perrachon SA	1.00%	Bank of America N.A.	3/20/20	EUR	1,520	(11,527)	103	(11,630)
Casino Guichard Perrachon SA	1.00%	Citibank N.A.	3/20/20	EUR	3,060	(23,205)	2,101	(25,306)
Caterpillar, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	10,000	(216,002)	(160,688)	(55,314)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	7,500	(162,001)	(135,928)	(26,073)
ConocoPhillips	1.00%	Bank of America N.A.	3/20/20	USD	2,700	(56,233)	(54,500)	(1,733)
ConocoPhillips	1.00%	Goldman Sachs International	3/20/20	USD	4,100	(88,921)	(101,313)	12,392
Federal Republic of Brazil	1.00%	Bank of America N.A.	3/20/20	USD	4,000	204,925	155,487	49,438
Genworth Holdings, Inc.	1.00%	Citibank N.A.	3/20/20	USD	5,647	892,513	861,396	31,117
Gilead Sciences, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	4,200	(95,549)	(128,556)	33,007
Staples, Inc.	1.00%	Morgan Stanley Capital Services LLC	3/20/20	USD	4,500	160,593	137,383	23,210
Transocean Ltd.	5.00%	Barclays Bank PLC	3/20/20	USD	3,400	345,087	459,662	(114,575)
United Mexican States	1.00%	BNP Paribas S.A.	3/20/20	USD	20,000	112,164	(45,358)	157,522
The Western Union Co.	1.00%	Credit Suisse International	3/20/20	USD	14,000	365,180	265,516	99,664
The Western Union Co.	1.00%	Credit Suisse International	3/20/20	USD	7,640	199,284	144,896	54,388
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	1,611	254,709	201,685	53,024
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	6/20/20	USD	2,218	350,680	262,283	88,397
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,408	222,614	179,850	42,764
Total						$(20,254,974)	$(8,168,686)	$(12,086,288)

•	As of January 31, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	5,000	$77,622	$(35,991)	$113,613
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	5,050	76,477	(197,299)	273,776
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	59	675	(2,971)	3,646
Bayerische Landesbank	1.00%	Barclays Bank PLC	12/20/18	N/R	EUR	8,870	164,454	22,258	142,196
General Motors Co.	5.00%	Bank of America N.A.	12/20/18	BBB-	USD	4,000	586,880	488,210	98,670
General Motors Co.	5.00%	Barclays Bank PLC	12/20/18	BBB-	USD	4,450	652,904	506,738	146,166
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	14,150	2,674,756	2,688,528	(13,772)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	20,210	3,820,270	3,805,254	15,016
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	10,120	1,912,970	1,914,132	(1,162)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	465,121	503,503	(38,382)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	465,120	513,282	(48,162)
Aastrom Biosciences, Inc.	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	608	1,523	10,519	(8,996)
Aastrom Biosciences, Inc.	5.00%	Credit Suisse International	6/20/19	B+	EUR	912	2,284	6,147	(3,863)
Aastrom Biosciences, Inc.	5.00%	Credit Suisse International	6/20/19	B+	EUR	600	1,503	20,749	(19,246)
Aastrom Biosciences, Inc.	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	597	1,495	22,190	(20,695)
Aastrom Biosciences, Inc.	5.00%	Goldman Sachs International	6/20/19	B+	EUR	923	2,311	31,920	(29,609)
General Motors Co.	5.00%	Deutsche Bank AG	6/20/19	BBB-	USD	5,000	784,628	688,905	95,723

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	39

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC credit default swaps — sold protection outstanding were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Amkor Technology, Inc.	5.00%	Citibank N.A.	9/20/19	BB	USD	3,500	$310,642	$293,817	$16,825
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB+	EUR	2,133	(210,453)	(175,613)	(34,840)
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB+	EUR	2,130	(210,206)	(168,333)	(41,873)
ArcelorMittal	1.00%	Citibank N.A.	9/20/19	BB+	EUR	4,265	(420,905)	(346,708)	(74,197)
ArcelorMittal	1.00%	Credit Suisse International	9/20/19	BB+	EUR	4,260	(420,412)	(336,665)	(83,747)
Cable & Wireless Communications PLC	5.00%	Citibank N.A.	9/20/19	B+	EUR	950	170,620	144,800	25,820
Eileme 2 AB	5.00%	Citibank N.A.	9/20/19	B+	EUR	1,583	335,967	302,522	33,445
The Goodyear Tire & Rubber Co.	5.00%	Goldman Sachs Bank USA	9/20/19	B+	USD	2,500	341,055	263,348	77,707
Hellenic Telecommunications Organization SA	5.00%	Citibank N.A.	9/20/19	BB	EUR	632	(8,907)	94,996	(103,903)
Hellenic Telecommunications Organization SA	5.00%	Goldman Sachs International	9/20/19	BB	EUR	960	(13,537)	140,288	(153,825)
The Hertz Corp.	5.00%	Barclays Bank PLC	9/20/19	B	USD	2,500	212,765	251,483	(38,718)
The Hertz Corp.	5.00%	Citibank N.A.	9/20/19	B	USD	2,780	236,594	271,440	(34,846)
The Hertz Corp.	5.00%	Goldman Sachs Bank USA	9/20/19	B	USD	2,545	216,595	282,387	(65,792)
Sabre Holdings Corp.	5.00%	Barclays Bank PLC	9/20/19	B-	USD	2,000	220,421	168,484	51,937
Sabre Holdings Corp.	5.00%	Deutsche Bank AG	9/20/19	B-	USD	3,000	330,632	260,292	70,340
Sabre Holdings Corp.	5.00%	Deutsche Bank AG	9/20/19	B-	USD	3,000	330,631	265,788	64,843
Sabre Holdings Corp.	5.00%	Goldman Sachs International	9/20/19	B-	USD	3,000	330,631	271,647	58,984
TVN Finance Corp. III AB	5.00%	Citibank N.A.	9/20/19	B+	EUR	1,583	340,521	251,297	89,224
Abengoa SA	5.00%	Citibank N.A.	12/20/19	B	EUR	91	(16,209)	(18,572)	2,363
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B	EUR	1,950	(348,341)	(504,601)	156,260
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B	EUR	1,370	(244,731)	(379,216)	134,485
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B	EUR	1,370	(244,732)	(295,655)	50,923
AK Steel Corp.	5.00%	Citibank N.A.	12/20/19	B-	USD	1,900	(284,326)	(189,365)	(94,961)
AK Steel Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/19	B-	USD	1,000	(149,645)	(92,644)	(57,001)
Altice Finco SA	5.00%	Citibank N.A.	12/20/19	B-	EUR	1,630	106,963	24,212	82,751
Amkor Technology, Inc.	5.00%	Barclays Bank PLC	12/20/19	BB	USD	2,000	165,096	130,675	34,421
Amkor Technology, Inc.	5.00%	Barclays Bank PLC	12/20/19	BB	USD	2,000	165,096	148,922	16,174
Amkor Technology, Inc.	5.00%	Barclays Bank PLC	12/20/19	BB	USD	1,270	104,836	94,706	10,130
Amkor Technology, Inc.	5.00%	Goldman Sachs Bank USA	12/20/19	BB	USD	1,010	83,373	71,790	11,583
Amkor Technology, Inc.	5.00%	Goldman Sachs International	12/20/19	BB	USD	1,500	123,822	111,771	12,051
ArcelorMittal	1.00%	Citibank N.A.	12/20/19	BB+	EUR	3,255	(359,017)	(255,600)	(103,417)
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB	USD	7,600	(191,618)	(255,365)	63,747
Devon Energy Corp.	1.00%	BNP Paribas S.A.	12/20/19	BBB+	USD	1,842	1,626	2,448	(822)
Devon Energy Corp.	1.00%	BNP Paribas S.A.	12/20/19	BBB+	USD	1,589	1,398	(167)	1,565
General Motors Co.	5.00%	Barclays Bank PLC	12/20/19	BBB-	USD	1,750	288,178	277,390	10,788
General Motors Co.	5.00%	Deutsche Bank AG	12/20/19	BBB-	USD	4,000	658,693	624,797	33,896
General Motors Co.	5.00%	Deutsche Bank AG	12/20/19	BBB-	USD	2,000	329,347	309,867	19,480
HCA, Inc.	5.00%	Goldman Sachs International	12/20/19	B+	USD	2,500	345,992	277,632	68,360
The Hertz Corp.	5.00%	Goldman Sachs International	12/20/19	B	USD	2,000	158,962	131,766	27,196
Republic of Italy	1.00%	HSBC Bank PLC	12/20/19	BBB-	USD	23,580	(18,232)	(584,269)	566,037
Republic of Italy	1.00%	Morgan Stanley Capital Services LLC	12/20/19	BBB-	USD	12,940	(10,006)	(314,958)	304,952
Sabre Holdings Corp.	5.00%	Barclays Bank PLC	12/20/19	B-	USD	2,610	281,127	159,422	121,705
Sabre Holdings Corp.	5.00%	Barclays Bank PLC	12/20/19	B-	USD	2,000	215,423	114,956	100,467
Sabre Holdings Corp.	5.00%	Barclays Bank PLC	12/20/19	B-	USD	2,000	215,423	123,122	92,301
AK Steel Corp.	5.00%	Citibank N.A.	3/20/20	B-	USD	1,000	(162,479)	(121,691)	(40,788)

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC credit default swaps — sold protection outstanding were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
AK Steel Corp.	5.00%	Citibank N.A.	3/20/20	B-	USD	300	$(48,744)	$(35,785)	$(12,959)
Apache Corp.	1.00%	BNP Paribas S.A.	3/20/20	A-	USD	1,400	(48,170)	(76,877)	28,707
Apache Corp.	1.00%	BNP Paribas S.A.	3/20/20	A-	USD	1,400	(48,170)	(67,898)	19,728
BHP Billiton Ltd.	1.00%	Deutsche Bank AG	3/20/20	A+	USD	1,400	12,775	14,849	(2,074)
BHP Billiton Ltd.	1.00%	Deutsche Bank AG	3/20/20	A+	USD	1,400	12,774	16,082	(3,308)
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank N.A.	3/20/20	BB+	USD	825	58,923	63,155	(4,232)
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank N.A.	3/20/20	BB+	USD	500	37,621	30,065	7,556
Chesapeake Energy Corp.	5.00%	Morgan Stanley Capital Services LLC	3/20/20	BB+	USD	1,000	75,240	74,935	305
Chesapeake Energy Corp.	5.00%	Morgan Stanley Capital Services LLC	3/20/20	BB+	USD	321	24,197	24,918	(721)
Federal of Malaysia	1.00%	HSBC Bank PLC	3/20/20	A-	USD	4,000	(62,139)	(98,544)	36,405
Tenet Healthcare Corp.	5.00%	Citibank N.A.	3/20/20	CCC+	USD	1,800	107,645	81,655	25,990
Tenet Healthcare Corp.	5.00%	Citibank N.A.	3/20/20	CCC+	USD	1,800	107,645	150,423	(42,778)
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/20	CCC+	USD	1,800	107,645	124,787	(17,142)
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/20	CCC+	USD	1,800	107,645	144,347	(36,702)
Tenet Healthcare Corp.	5.00%	JPMorgan Chase Bank N.A.	3/20/20	CCC+	USD	1,800	107,645	153,436	(45,791)
Tenet Healthcare Corp.	5.00%	Morgan Stanley Capital Services LLC	3/20/20	CCC+	USD	1,800	107,645	133,193	(25,548)
Transocean Ltd.	1.00%	Barclays Bank PLC	3/20/20	BBB-	USD	3,400	(879,655)	(882,023)	2,368
United Rentals, Inc.	5.00%	Goldman Sachs International	3/20/20	BB-	USD	900	106,177	100,584	5,593
United Rentals, Inc.	5.00%	Goldman Sachs International	3/20/20	BB-	USD	800	94,379	89,408	4,971
Glencore Xstrata PLC	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	2,057	(201,439)	(236,441)	35,002
Glencore Xstrata PLC	1.00%	Citibank N.A.	6/20/21	BBB	EUR	4,113	(402,877)	(486,741)	83,864
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,035	(148,090)	(261,805)	113,715
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,350	(159,652)	(298,067)	138,415
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,350	(159,652)	(276,960)	117,308
Total							$13,909,034	$11,293,413	$2,615,621

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of January 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	2/02/15	EUR	39,680	$(361,542)	—	$(361,542)
PowerShares QQQ Trust Series 1	3-month LIBOR minus 0.15%[1]	Bank of America N.A.	2/26/15	USD	55,500	224,542	—	224,542
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	75,228	(591,613)	—	(591,613)
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	42,000	(292,245)	—	(292,245)
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	38,786	(298,904)	—	(298,904)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	41

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC total return swaps outstanding were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	4,505	$6,019	—	$6,019
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/04/15	EUR	7,935,753	(837,920)	—	(837,920)
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/07/15	EUR	7,989,134	(843,359)	—	(843,359)
Volkswagen AG	3-month EURIBOR minus 0.40%[1]	Bank of America N.A.	5/22/15	EUR	66,422	(540,941)	—	(540,941)
Volkswagen AG	3-month EURIBOR minus 0.20%[1]	Bank of America N.A.	5/22/15	EUR	66,422	(574,102)	—	(574,102)
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/11/15	EUR	1,101,883	(42,421)	—	(42,421)
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/12/15	EUR	2,931,246	(109,669)	—	(109,669)
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	7/17/15	EUR	13,363	(236,845)	—	(236,845)
Repsol SA	0.00% Fixed[1]	Citibank N.A.	7/17/15	EUR	393	(6,966)	—	(6,966)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	7/17/15	EUR	16,133,721	(2,830,173)	—	(2,830,173)
Market Vector Semiconductor ETF	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	7/23/15	USD	40,000	96,782	—	96,782
Caterpillar, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	7/25/15	USD	14,285	86,560	—	86,560
SPDR S&P Oil & Gas Exploration & Production ETF	3-month LIBOR minus 1.00%[1]	BNP Paribas S.A.	8/03/15	USD	51,750	676,665	—	676,665
iShares U.S. Preferred Stock ETF	3-month LIBOR minus 1.50%[1]	Bank of America N.A.	8/04/15	USD	31,925	(31,972)	—	(31,972)
iShares U.S. Preferred Stock ETF	3-month LIBOR minus 1.50%[1]	Deutsche Bank AG	8/07/15	USD	38,140	(34,995)	—	(34,995)
iShares U.S. Preferred Stock ETF	3-month LIBOR minus 1.75%[1]	Deutsche Bank AG	9/14/15	USD	38,250	(42,182)	—	(42,182)
United Technologies Corp.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	9/15/15	USD	9,250	(26,631)	—	(26,631)
APERAM SA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	9/18/15	EUR	27,913	120,370	—	120,370
Caterpillar, Inc.	1-month LIBOR minus 0.35%[1]	JPMorgan Chase Bank N.A.	9/18/15	USD	9,625	221,512	—	221,512
United Technologies Corp.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	9/28/15	USD	9,206	22,590	—	22,590
APERAM SA	3-month EURIBOR minus 0.35%[1]	JPMorgan Chase Bank N.A.	9/30/15	EUR	6,744	13,772	—	13,772
Caterpillar, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	10/05/15	USD	15,350	96,671	—	96,671
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Bank of America N.A.	10/13/15	USD	27,500	(6,405)	—	(6,405)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Bank of America N.A.	10/13/15	USD	22,000	(5,124)	—	(5,124)
PowerShares QQQ Trust Series 1	3-month LIBOR minus 0.10%[1]	Bank of America N.A.	10/13/15	USD	30,000	12,820	—	12,820

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC total return swaps outstanding were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	10/21/15	GBP	428,206	$(1,142,881)	—	$(1,142,881)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	10/21/15	GBP	79,218	(56,796)	—	(56,796)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	10/21/15	GBP	51,385	(26,680)	—	(26,680)
American Airlines Group, Inc.	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	10/23/15	USD	19,250	127,244	—	127,244
Hewlett-Packard Co.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	10/30/15	USD	14,125	(14,705)	—	(14,705)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	11/04/15	GBP	247,027	(469,256)	—	(469,256)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 0.35%[1]	Bank of America N.A.	11/05/15	USD	16,250	(23,899)	—	(23,899)
Genworth Holdings, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	11/09/15	USD	115,000	106,759	—	106,759
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	11/10/15	EUR	12,307,018	(2,465,925)	—	(2,465,925)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	JPMorgan Chase Bank N.A.	11/10/15	EUR	866,801	(120,514)	—	(120,514)
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	2,766,159	207,998	—	207,998
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	2,606,546	572,051	—	572,051
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	741,339	176,839	—	176,839
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	631,729	61,060	—	61,060
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	482,704	45,037	—	45,037
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	289,718	71,968	—	71,968
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	242,857	46,713	—	46,713
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	189,093	37,099	—	37,099
Repsol SA	3-month EURIBOR minus 0.20%[1]	Goldman Sachs International	11/12/15	EUR	507,494	983,784	—	983,784
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Bank of America N.A.	11/13/15	USD	17,500	(4,112)	—	(4,112)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	11/16/15	GBP	862,398	(1,549,090)	—	(1,549,090)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	11/16/15	GBP	87,407	(165,646)	—	(165,646)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Bank of America N.A.	11/17/15	USD	35,000	(28,906)	—	(28,906)
Genworth Holdings, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	11/18/15	USD	50,000	118,222	—	118,222

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	43

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
International Airlines Group SA	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	11/27/15	GBP	74,936	$(90,686)	—	$(90,686)
California Resources Corp.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	12/01/15	USD	70,500	138,199	—	138,199
Antero Resources Corp.	3-month LIBOR minus 0.90%[1]	Bank of America N.A.	12/07/15	USD	1,180	8,867	—	8,867
Energy Select Sector SPDR Fund	1-month LIBOR plus 0.21%[1]	Goldman Sachs International	12/09/15	USD	5,350	4,423	—	4,423
Antero Resources Corp.	3-month LIBOR minus 0.90%[1]	Bank of America N.A.	12/10/15	USD	2,550	11,247	—	11,247
PowerShares Senior Loan	3-month LIBOR minus 0.05%[1]	Bank of America N.A.	12/11/15	USD	175,000	(40,817)	—	(40,817)
PowerShares Senior Loan	3-month LIBOR minus 0.05%[1]	Bank of America N.A.	12/12/15	USD	42,000	(15,456)	—	(15,456)
Energy Select Sector SPDR Fund	1-month LIBOR minus 0.25%[1]	Goldman Sachs International	12/15/15	USD	8,853	(23,837)	—	(23,837)
Bankia SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	12/17/15	EUR	1,725,726	160,750	—	160,750
Bankia SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	12/17/15	EUR	879,462	115,709	—	115,709
Genworth Holdings, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	12/18/15	USD	95,910	79,759	—	79,759
Volkswagen AG	3-month EURIBOR minus 0.43%[1]	BNP Paribas S.A.	1/16/16	EUR	43,711	—	—	—
APERAM SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	1/18/16	EUR	34,390	45,303	—	45,303
Repsol SA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	1/18/16	EUR	13,716	(6,594)	—	(6,594)
California Resources Corp.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	1/29/16	USD	105,000	—	—	—
Total						$(9,262,475)	—	$(9,262,475)

[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$487,231,693	$94,329,786	$581,561,479
Common Stocks	$53,589,773	51,864,322	3,329,235	108,783,330
Corporate Bonds	—	3,254,184,779	17,922,759	3,272,107,538
Floating Rate Loan Interests	—	601,658,389	26,265,022	627,923,411
Foreign Government Obligations	—	241,479,346	—	241,479,346
Non-Agency Mortgage-Backed Securities	—	72,629,100	—	72,629,100
Preferred Securities	100,548,877	534,079,981	—	634,628,858
U.S. Treasury Obligations	—	625,798,276	—	625,798,276
Short-Term Securities:
Borrowed Bond Agreements	—	1,215,999,576	—	1,215,999,576
Options Purchased:
Equity Contracts	1,756,745	—	—	1,756,745
Interest Rate Contracts	—	405,365	—	405,365
Liabilities:
Investments:
Borrowed Bonds	—	(1,246,359,000)	—	(1,246,359,000)
Investments Sold Short	(49,844,886)	(3,981,409)	—	(53,826,295)
Total	$106,050,509	$5,834,990,418	$141,846,802	$6,082,887,729

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$5,608,597	—	$5,608,597
Equity contracts	$1,633,988	4,016,246	—	5,650,234
Foreign currency exchange contracts	—	244,261,631	—	244,261,631
Interest rate contracts	—	13,213	—	13,213
Commodity contracts	—	681,088	—	681,088
Liabilities:
Credit contracts	—	(15,740,850)	—	(15,740,850)
Equity contracts	(194,183)	(13,811,253)	—	(14,005,436)
Foreign currency exchange contracts	—	(2,394,666)	—	(2,394,666)
Interest rate contracts	(41,396,820)	(6,602,759)	—	(47,999,579)
Commodity contracts	—	(23,837)	—	(23,837)

Total	$(39,957,015)	$216,007,410	—	$176,050,395

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount, for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$126,256	—	—	$126,256
Cash pledged as collateral for OTC derivatives	14,970,000	—	—	14,970,000
Cash pledged as collateral for borrowed bond agreements	651,000	—	—	651,000
Cash pledged for centrally cleared swaps.	18,295,000	—	—	18,295,000
Cash pledged for financial futures contracts.	22,585,000	—	—	22,585,000
Liabilities:
Bank overdraft	—	$(16,804,488)	—	(16,804,488)
Reverse repurchase agreements	—	(317,601,110)	—	(317,601,110)
Cash received as collateral for OTC derivatives.	—	(4,248,000)	—	(4,248,000)
Total	$56,627,256	$(338,653,598)	—	$(282,026,342)

During the six months ended January 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	45

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of July 31, 2014	$140,944,922	—	$53,742,855	$52,324,472	$247,012,249
Transfers into Level 3[1]	36,051,964	—	—	5,313,597	41,365,561
Transfers out of Level 3[2]	(118,199,471)	—	(35,621,163)	(6,936,868)	(160,757,502)
Accrued discounts/premiums	59,927	—	(812)	48,562	107,677
Net realized gain (loss)	(240,661)	—	—	(3,215)	(243,876)
Net change in unrealized appreciation/depreciation[3,4]	(11,633,104)	$(468,885)	(1,333,844)	(3,763,321)	(17,199,154)
Purchases	54,941,012	3,798,120	1,135,723	242,095	60,116,950
Sales	(7,594,803)	—	—	(20,960,300)	(28,555,103)
Closing Balance, as of January 31, 2015	$94,329,786	$3,329,235	$17,922,759	$26,265,022	$141,846,802

Net change in unrealized appreciation/depreciation on investments still held at January 31, 2015[4]	$(11,664,540)	$(468,885)	$(1,333,844)	$(3,844,013)	$(17,311,282)

[1]

As of July 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of January 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $41,365,561 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of July 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of January 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $160,757,502 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at January 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.4%
L-3 Communications Corp., 5.20%, 10/15/19	USD	110	$123,178
Automobiles — 1.1%
BMW Finance NV, 0.50%, 9/05/18	EUR	50	56,869
Renault SA:
4.63%, 9/18/17		90	111,420
3.13%, 3/05/21		40	50,167
Volkswagen International Finance NV, 0.67%, 4/15/19 (a)		100	114,119

			332,575
Banks — 9.9%
Abbey National Treasury Services PLC, 2.00%, 1/14/19		100	118,947
Bank of America Corp., 5.75%, 12/01/17	USD	110	122,073
Bank of Ireland, 2.00%, 5/08/17	EUR	100	115,488
Bankia SA, 3.50%, 1/17/19		100	122,239
Barclays Bank PLC, 6.05%, 12/04/17	USD	110	121,663
BNP Paribas SA, 5.43%, 9/07/17	EUR	90	114,140
BPCE SA:
2.13%, 3/17/21		100	121,581
2.75%, 7/08/26 (a)		100	116,203
Citigroup, Inc., 5.50%, 9/13/25	USD	40	45,257
Commerzbank AG, 6.38%, 3/22/19	EUR	30	39,329
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.75%, 11/09/20		50	63,489
Credit Agricole SA, 1.88%, 10/18/17		100	117,712
Deutsche Bank AG, 1.25%, 9/08/21		100	115,668
HSBC Holdings PLC, 3.38%, 1/10/24 (a)		100	120,765
ICICI Bank Ltd., 4.75%, 11/25/16	USD	200	209,459
ING Bank NV, 6.13%, 5/29/23 (a)	EUR	80	103,608
Intesa Sanpaolo SpA, 5.00%, 9/23/19		50	63,048
JPMorgan Chase Bank N.A., 0.76%, 5/31/17 (a)		50	56,358
Lloyds Bank PLC, 10.75%, 12/16/21 (a)	GBP	60	104,377
Nordea Bank AB, 4.50%, 3/26/20	EUR	80	105,392
The Royal Bank of Scotland PLC, 4.35%, 1/23/17		100	119,047
Santander Holdings USA, Inc., 3.45%, 8/27/18	USD	110	115,004
Santander International Debt SAU, 4.00%, 3/27/17	EUR	100	121,486
Société Générale SA, 4.75%, 3/02/21		100	140,514
Svenska Handelsbanken AB, 2.66%, 1/15/24 (a)		100	118,603
UniCredit SpA, 5.75%, 9/26/17		90	113,438
Unione di Banche Italiane SCpA, 2.75%, 4/28/17		100	117,848
Wells Fargo & Co., 5.61%, 1/15/44	USD	20	25,015

			2,967,751
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.:
6.13%, 5/14/17	GBP	20	32,855
6.25%, 9/01/17	USD	110	122,556
Morgan Stanley:
4.75%, 3/22/17		110	117,476
4.88%, 11/01/22		60	65,212

			338,099
Chemicals — 0.4%
Clariant Finance Luxembourg SA, 5.63%, 1/24/17	EUR	100	123,507
Construction Materials — 0.4%
HeidelbergCement Finance Luxembourg SA, 8.00%, 1/31/17		80	102,740

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 0.8%
General Electric Capital Corp., 4.38%, 9/16/20	USD	50	$55,922
General Motors Financial Co., Inc., 3.00%, 9/25/17		180	183,375

			239,297
Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc., 2.63%, 2/21/20		120	121,382
Energy Equipment & Services — 0.1%
SESI LLC, 7.13%, 12/15/21		40	40,100
Food & Staples Retailing — 0.2%
Casino Guichard Perrachon SA, 4.38%, 2/08/17	EUR	50	60,961
Health Care Equipment & Supplies — 0.1%
Medtronic, Inc., 3.50%, 3/15/25	USD	30	31,758
Health Care Providers & Services — 0.3%
Anthem, Inc., 2.30%, 7/15/18		90	91,716
Insurance — 0.4%
American International Group, Inc., 5.45%, 5/18/17		110	120,142
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.50%, 4/15/23		50	51,082
Media — 1.6%
COX Communications, Inc., 6.25%, 6/01/18		50	56,909
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21		60	65,844
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		30	30,989
NBCUniversal Enterprise, Inc., 1.66%, 4/15/18		100	100,854
SKY PLC, 2.50%, 9/15/26	EUR	100	122,913
WPP Finance SA, 6.38%, 11/06/20	GBP	50	93,018

			470,527
Metals & Mining — 0.9%
Alcoa, Inc., 6.75%, 7/15/18	USD	50	56,750
Barrick Gold Corp., 4.10%, 5/01/23		60	59,978
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		60	64,526
Freeport-McMoRan, Inc.:
2.15%, 3/01/17		70	69,553
4.55%, 11/14/24		30	27,419

			278,226
Multiline Retail — 0.2%
Dollar General Corp., 4.13%, 7/15/17		50	52,623
Multi-Utilities — 0.1%
DTE Energy Co., 3.85%, 12/01/23		30	32,669
Oil, Gas & Consumable Fuels — 0.7%
Devon Energy Corp., 3.25%, 5/15/22		30	30,378
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24		20	20,734
Kinder Morgan, Inc.:
2.00%, 12/01/17		60	59,875
3.05%, 12/01/19		60	60,551
Williams Partners LP, 3.90%, 1/15/25		50	48,376

			219,914
Pharmaceuticals — 1.9%
Actavis Funding SCS, 1.30%, 6/15/17		90	89,169
AstraZeneca PLC, 0.88%, 11/24/21	EUR	100	114,469
Forest Laboratories, Inc., 5.00%, 12/15/21	USD	30	32,819

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	47

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Novartis Finance SA, 0.75%, 11/09/21	EUR	100	$114,560
Roche Holdings, Inc., 2.88%, 9/29/21	USD	200	208,497

			559,514
Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp., 3.45%, 9/15/21		120	122,755
Hammerson PLC, 2.75%, 9/26/19	EUR	100	123,415
HCP, Inc., 3.88%, 8/15/24	USD	30	31,347
Ventas Realty LP:
1.25%, 4/17/17		30	29,961
3.75%, 5/01/24		60	62,706

			370,184
Road & Rail — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17		60	62,726
Semiconductors & Semiconductor Equipment — 0.5%
ASML Holding NV, 3.38%, 9/19/23	EUR	100	134,543
Software — 0.8%
Amadeus Finance BV, 0.63%, 12/02/17		100	113,673
SAP SE, 0.38%, 11/20/18 (a)		100	113,448

			227,121
Specialty Retail — 0.6%
Lowe’s Cos., Inc., 3.88%, 9/15/23	USD	60	66,147
QVC, Inc.:
3.13%, 4/01/19		60	60,768
4.45%, 2/15/25		60	61,342

			188,257
Tobacco — 0.2%
Reynolds American, Inc., 4.85%, 9/15/23		60	66,781
Wireless Telecommunication Services — 0.5%
Eutelsat SA, 4.13%, 3/27/17	EUR	50	60,925
Vodafone Group PLC:
1.63%, 3/20/17	USD	60	60,407
2.50%, 9/26/22		30	29,253

			150,585
Total Corporate Bonds — 25.3%			7,557,958

Foreign Agency Obligations
Brazil — 0.6%
Petrobras International Finance Co.:
3.88%, 1/27/16		60	58,386
5.75%, 1/20/20		120	111,287

			169,673
Luxembourg — 0.6%
Gazprom OAO Via Gaz Capital SA, 4.30%, 11/12/15		200	197,700
Total Foreign Agency Obligations — 1.2%			367,373

Foreign Government Obligations		Par (000)	Value
Brazil — 2.3%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 8/15/22	BRL	600	$573,869
Federal Republic of Brazil, 2.88%, 4/01/21	EUR	100	117,519

			691,388
Canada — 0.9%
Province of Quebec Canada, 3.50%, 12/01/22	CAD	295	263,454
Colombia — 2.0%
Republic of Colombia, 4.00%, 2/26/24	USD	578	599,675
Greece — 1.5%
Hellenic Republic:
4.75%, 4/17/19	EUR	287	227,325
2.00%, 2/24/23 (b)		16	10,613
2.00%, 2/24/24 (b)		17	10,656
2.00%, 2/24/25 (b)		17	10,948
2.00%, 2/24/26 (b)		18	10,689
2.00%, 2/24/27 (b)		19	10,645
2.00%, 2/24/28 (b)		19	10,706
2.00%, 2/24/29 (b)		20	10,809
2.00%, 2/24/30 (b)		20	11,098
2.00%, 2/24/31 (b)		20	11,085
2.00%, 2/24/32 (b)		20	11,303
2.00%, 2/24/33 (b)		21	11,401
2.00%, 2/24/34 (b)		21	11,469
2.00%, 2/24/35 (b)		21	11,568
2.00%, 2/24/36 (b)		21	11,728
2.00%, 2/24/37 (b)		21	11,873
2.00%, 2/24/38 (b)		21	11,792
2.00%, 2/24/39 (b)		21	11,804
2.00%, 2/24/40 (b)		21	11,800
2.00%, 2/24/41 (b)		21	11,728
2.00%, 2/24/42 (b)		21	11,823

			452,863
Indonesia — 1.5%
Republic of Indonesia:
11.63%, 3/04/19	USD	164	219,555
2.88%, 7/08/21	EUR	200	232,779

			452,334
Italy — 2.2%
Italy Buoni Poliennali Del Tesoro:
2.15%, 11/12/17		90	105,838
4.50%, 5/01/23		397	553,982

			659,820
Portugal — 2.8%
Portugal Obrigacoes do Tesouro OT:
3.88%, 2/15/30		219	270,836
4.10%, 2/15/45		465	580,441

			851,277
Russia — 0.2%
Russia Federation, 7.50%, 3/31/30 (b)	USD	66	65,866
Slovenia — 0.8%
Republic of Slovenia, 5.85%, 5/10/23		200	236,516

See Notes to Financial Statements.

48	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Spain — 0.6%
Kingdom of Spain:
1.80%, 11/30/24	EUR	20	$25,466
5.15%, 10/31/44		80	140,124

			165,590
Turkey — 0.4%
Republic of Turkey, 7.50%, 7/14/17	USD	100	111,875
Total Foreign Government Obligations — 15.2%			4,550,658

Investment Companies		Shares
ETFS Nickel (c)(d)		13,970	220,656
ETFS Physical PM Basket (c)(d)		6,379	612,416
Financial Select Sector SPDR Fund		21,472	494,071
Health Care Select Sector SPDR Fund (d)		10,670	739,111
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.		26,064	274,193
Total Investment Companies — 7.8%			2,340,447

U.S. Treasury Obligations — 4.5%		Par (000)	Value
U.S. Treasury Bonds, 3.63%, 2/15/44	USD	1,029	$1,331,782
Total Long-Term Investments (Cost — $16,784,466) — 54.0%			16,148,218

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)(e)(f)		12,920,516	12,920,516
Total Short-Term Securities (Cost — $12,920,516) — 43.3%			12,920,516

Options Purchased
(Cost — $244,590) — 0.5%			155,149
Total Investments Before Options Written (Cost — $29,949,572) — 97.8%			29,223,883

Options Written
(Premiums Received — $ 128,727) — (0.3)%			(91,724)
Total Investments Net of Options Written (Cost — $29,820,845) — 97.5%			29,132,159
Other Assets Less Liabilities — 2.5%			759,542

Net Assets — 100.0%			$29,891,701

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(e)	During the period ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at January 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,920,516	12,920,516	$1,497

(f)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(8)	Hang Seng China Enterprises Index	Hong Kong	February 2015	USD	607,200	$21,096
(35)	OMX Stockholm 30 Index	Stockholm	February 2015	USD	665,064	(45,258)
49	SGX CNX Nifty Index	Singapore	February 2015	USD	870,142	(7,840)
(2)	Canadian Government Bonds (10 Year)	Montreal	March 2015	USD	229,291	(2,001)
(3)	DAX Index Futures	Eurex	March 2015	USD	906,397	(63,836)
10	DAX Midcap Index Futures	Eurex	March 2015	USD	1,049,482	4,045
(10)	E-Mini Industrial Select Sector Futures Index	Chicago Mercantile	March 2015	USD	544,100	4,273
11	E-Mini Nasdaq 100 Futures	Chicago Mercantile	March 2015	USD	911,075	(22,657)
(8)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	795,400	3,233
(11)	Euro STOXX 600 Basic Resources Index	Eurex	March 2015	USD	233,994	639
(12)	Euro STOXX 600 Industrial Goods & Services Index	Eurex	March 2015	USD	293,912	2,243
(44)	Euro STOXX 600 Oil & Gas Index	Eurex	March 2015	USD	722,180	10,609
53	Euro STOXX Banks Index	Eurex	March 2015	USD	386,888	(26,006)
33	Euro STOXX Utilities Index	Eurex	March 2015	USD	544,058	20,820
(3)	Euro-Bobl	Eurex	March 2015	USD	443,715	(5,020)
(3)	Euro-Bund	Eurex	March 2015	USD	540,329	(22,207)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	49

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

As of January 31, 2015, financial futures contracts outstanding were as follows: (concluded)

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(13)	FTSE 100 Index	London	March 2015	USD	1,313,080	$(70,924)
1	Gilt British	NYSE Liffe	March 2015	USD	186,574	10,271
(22)	Mini MSCI Emerging Markets Index	Intercontinental Exchange	March 2015	USD	1,046,650	(3,249)
(260)	Mini-Futures Euro STOXX Volatility Index	Eurex	March 2015	USD	694,834	(51,174)
8	SGX Nikkei 225 Index	Singapore	March 2015	USD	601,209	2,071
(12)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	1,570,500	(52,701)
11	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	2,417,422	9,097
7	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	849,406	19,406
1	Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	178,937	19,343
260	Mini-Futures Euro STOXX Volatility Index	Eurex	June 2015	USD	678,675	31,824
(7)	Three Month Sterling	NYSE Liffe	December 2016	USD	1,303,697	(1,721)
Total						$(215,624)

•	As of January 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	155,000	USD	177,703	Bank of America N.A.	2/04/15	$(2,547)
USD	4,692,420	EUR	3,930,000	Citibank N.A.	2/04/15	251,358
USD	34,204	EUR	29,000	UBS AG	2/04/15	1,432
USD	232,940	GBP	153,000	JPMorgan Chase Bank N.A.	2/04/15	2,498
AUD	59,000	USD	45,794	Deutsche Bank AG	2/12/15	223
CAD	36,000	USD	29,756	Deutsche Bank AG	2/12/15	(1,431)
EUR	52,000	USD	60,372	JPMorgan Chase Bank N.A.	2/12/15	(1,606)
EUR	54,000	USD	61,344	UBS AG	2/12/15	(318)
INR	1,600,000	USD	25,848	Deutsche Bank AG	2/12/15	(81)
INR	1,600,000	USD	25,967	UBS AG	2/12/15	(200)
NOK	230,000	USD	30,277	Deutsche Bank AG	2/12/15	(518)
NOK	229,000	USD	29,433	Goldman Sachs International	2/12/15	197
NOK	235,000	USD	30,159	JPMorgan Chase Bank N.A.	2/12/15	1,112
USD	32,581	AUD	40,000	Deutsche Bank AG	2/12/15	1,465
USD	36,842	AUD	45,000	Deutsche Bank AG	2/12/15	1,837
USD	32,474	AUD	41,000	Goldman Sachs International	2/12/15	581
USD	29,190	CAD	35,000	Deutsche Bank AG	2/12/15	1,651
USD	30,611	CAD	37,000	Royal Bank of Canada	2/12/15	1,498
USD	60,218	CHF	54,000	UBS AG	2/12/15	1,369
USD	28,946	EUR	25,000	Deutsche Bank AG	2/12/15	693
USD	30,155	EUR	27,000	Goldman Sachs International	2/12/15	(358)
USD	28,259	EUR	25,000	JPMorgan Chase Bank N.A.	2/12/15	(452)
USD	66,706	JPY	7,915,000	Deutsche Bank AG	2/12/15	(704)
USD	67,726	JPY	8,000,000	Goldman Sachs International	2/12/15	(408)
USD	60,276	NOK	459,000	JPMorgan Chase Bank N.A.	2/12/15	886
USD	29,736	TRY	70,000	Deutsche Bank AG	2/12/15	1,198
USD	29,706	TRY	70,000	Goldman Sachs International	2/12/15	1,169
USD	4,301,512	EUR	3,794,000	Citibank N.A.	3/04/15	(56,411)
USD	230,289	GBP	153,000	UBS AG	3/04/15	(1,729)
INR	19,266,000	USD	300,000	JPMorgan Chase Bank N.A.	3/05/15	8,947
INR	18,817,500	USD	300,000	Morgan Stanley & Co. International PLC	3/05/15	1,755
CHF	604,308	USD	708,201	Credit Suisse International	3/06/15	(48,879)
CHF	296,099	USD	340,187	JPMorgan Chase Bank N.A.	3/06/15	(17,132)

See Notes to Financial Statements.

50	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

As of January 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	16,657,650	USD	2,700,000	HSBC Bank PLC	3/06/15	$(45,488)
COP	716,400,000	USD	300,000	Morgan Stanley & Co. International PLC	3/06/15	(7,403)
DKK	3,867,252	USD	593,241	JPMorgan Chase Bank N.A.	3/06/15	(5,330)
EUR	965,000	USD	1,200,174	BNP Paribas S.A.	3/06/15	(109,403)
EUR	1,200,000	USD	1,492,444	JPMorgan Chase Bank N.A.	3/06/15	(136,045)
EUR	480,000	USD	596,978	JPMorgan Chase Bank N.A.	3/06/15	(54,418)
HUF	304,148,700	USD	1,177,934	Bank of America N.A.	3/06/15	(73,174)
HUF	115,461,000	USD	450,000	Bank of America N.A.	3/06/15	(30,611)
IDR	7,479,000,000	USD	600,000	JPMorgan Chase Bank N.A.	3/06/15	(12,940)
JPY	69,840,840	USD	600,000	JPMorgan Chase Bank N.A.	3/06/15	(5,039)
KRW	659,850,000	USD	600,000	Morgan Stanley & Co. International PLC	3/06/15	2,566
MXN	17,571,402	USD	1,200,000	Citibank N.A.	3/06/15	(30,380)
MXN	8,901,194	USD	600,000	Citibank N.A.	3/06/15	(7,502)
MYR	4,810,725	USD	1,350,000	Goldman Sachs International	3/06/15	(27,830)
NOK	2,100,000	USD	298,393	JPMorgan Chase Bank N.A.	3/06/15	(26,842)
NZD	975,961	USD	750,000	JPMorgan Chase Bank N.A.	3/06/15	(42,300)
NZD	387,677	USD	300,000	JPMorgan Chase Bank N.A.	3/06/15	(18,883)
PLN	1,524,860	USD	450,000	JPMorgan Chase Bank N.A.	3/06/15	(38,844)
PLN	1,567,845	USD	450,000	JPMorgan Chase Bank N.A.	3/06/15	(27,253)
SEK	2,197,440	USD	283,521	JPMorgan Chase Bank N.A.	3/06/15	(17,863)
THB	49,650,000	USD	1,500,000	Goldman Sachs International	3/06/15	14,362
USD	600,000	AUD	729,263	Citibank N.A.	3/06/15	33,504
USD	450,000	AUD	540,845	JPMorgan Chase Bank N.A.	3/06/15	29,868
USD	450,000	BRL	1,239,030	Morgan Stanley & Co. International PLC	3/06/15	(7,434)
USD	600,000	CAD	753,872	Morgan Stanley & Co. International PLC	3/06/15	7,007
USD	1,492,444	CHF	1,443,680	JPMorgan Chase Bank N.A.	3/06/15	(82,665)
USD	600,000	CLP	368,910,000	Bank of America N.A.	3/06/15	19,813
USD	2,700,000	CNY	16,640,100	Citibank N.A.	3/06/15	48,285
USD	300,000	COP	713,775,000	Goldman Sachs International	3/06/15	8,475
USD	1,177,934	EUR	965,000	Bank of America N.A.	3/06/15	87,162
USD	708,201	EUR	600,000	Credit Suisse International	3/06/15	30,001
USD	340,187	EUR	300,000	JPMorgan Chase Bank N.A.	3/06/15	1,087
USD	593,241	EUR	520,000	JPMorgan Chase Bank N.A.	3/06/15	5,468
USD	1,450,000	EUR	1,288,133	JPMorgan Chase Bank N.A.	3/06/15	(6,019)
USD	1,800,000	EUR	1,448,358	JPMorgan Chase Bank N.A.	3/06/15	162,874
USD	1,500,000	GBP	967,462	JPMorgan Chase Bank N.A.	3/06/15	43,137
USD	1,200,174	HUF	297,138,747	BNP Paribas S.A.	3/06/15	120,877
USD	450,000	HUF	112,558,500	Goldman Sachs International	3/06/15	41,154
USD	300,000	IDR	3,820,500,000	JPMorgan Chase Bank N.A.	3/06/15	112
USD	300,000	IDR	3,815,700,000	Morgan Stanley & Co. International PLC	3/06/15	489
USD	150,000	ILS	595,274	JPMorgan Chase Bank N.A.	3/06/15	(1,414)
USD	450,000	ILS	1,761,672	JPMorgan Chase Bank N.A.	3/06/15	1,899
USD	300,000	JPY	35,030,610	Deutsche Bank AG	3/06/15	1,581
USD	300,000	JPY	34,959,951	Deutsche Bank AG	3/06/15	2,183
USD	1,200,000	KRW	1,344,000,000	HSBC Bank PLC	3/06/15	(27,323)
USD	450,000	MXN	6,670,688	JPMorgan Chase Bank N.A.	3/06/15	5,973
USD	900,000	MYR	3,133,800	HSBC Bank PLC	3/06/15	38,713
USD	450,000	MYR	1,584,675	JPMorgan Chase Bank N.A.	3/06/15	14,471

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	51

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

As of January 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	283,521	NOK	2,100,000	JPMorgan Chase Bank N.A.	3/06/15	$11,970
USD	900,000	PLN	3,363,678	JPMorgan Chase Bank N.A.	3/06/15	(6,967)
USD	298,393	SEK	2,230,731	JPMorgan Chase Bank N.A.	3/06/15	28,711
USD	596,978	SEK	4,457,658	JPMorgan Chase Bank N.A.	3/06/15	58,074
USD	900,000	SEK	6,785,750	JPMorgan Chase Bank N.A.	3/06/15	79,644
USD	900,000	SGD	1,183,901	Goldman Sachs International	3/06/15	25,511
USD	1,500,000	THB	49,719,900	Goldman Sachs International	3/06/15	(16,494)
USD	450,000	TRY	1,024,633	JPMorgan Chase Bank N.A.	3/06/15	34,182
USD	1,500,000	TWD	46,635,000	HSBC Bank PLC	3/06/15	20,099
USD	450,000	TWD	14,274,000	JPMorgan Chase Bank N.A.	3/06/15	(2,967)
USD	300,000	TWD	9,403,800	JPMorgan Chase Bank N.A.	3/06/15	1,583
USD	450,000	ZAR	5,329,572	Citibank N.A.	3/06/15	(5,222)
USD	450,000	ZAR	5,326,237	Citibank N.A.	3/06/15	(4,937)
USD	269,029	CAD	334,000	Standard Chartered Bank	4/21/15	6,451
Total						$255,391

•	As of January 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
IBEX 35 Mini-Index Future	Call	EUR	11,200.00	3/20/15	68	$6,224
EURO STOXX 50 Index	Call	EUR	4,000.00	12/15/17	11	21,106
S&P 500 Index	Put	USD	2,020.00	2/20/15	7	32,760
S&P/ASX 200 Index	Put	AUD	5,350.00	3/19/15	34	12,864
Total						$72,954

•	As of January 31, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Value
USD Currency	Barclays Bank PLC	Call	CHF	0.94	02/13/15	—	USD	1,800	$11,568
EUR Currency	JPMorgan Chase Bank N.A.	Call	USD	1.21	03/13/15	—	EUR	2,500	1,442
KOSPI 200 Index	Société Générale	Call	KRW	255.00	04/09/15	13		—	24,072
USD Currency	Barclays Bank PLC	Put	CHF	0.82	02/13/15	—	USD	1,800	80
iPath S&P 500 VIX ST Futures ETN	Citibank N.A.	Put	USD	26.00	03/20/15	10,900		—	3,107
USD Currency	Morgan Stanley & Co. International PLC	Put	CNY	6.13	06/12/15	—	USD	1,500	1,241
iPath S&P 500 VIX ST Futures ETN	Citibank N.A.	Put	USD	30.00	06/19/15	12,000		—	37,500
USD Currency	HSBC Bank PLC	Put	CNH	6.21	07/10/15	—	USD	1,500	3,185
Total									$82,195

•	As of January 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
IBEX 35 Mini-Index Future	Call	EUR	12,000.00	3/20/15	68	$(538)
S&P 500 Index	Put	USD	1,900.00	2/20/15	7	(8,155)
S&P/ASX 200 Index	Put	AUD	5,150.00	3/19/15	34	(6,194)
IBEX 35 Mini-Index Future	Put	EUR	9,500.00	3/20/15	68	(8,298)
Total						$(23,185)

See Notes to Financial Statements.

52	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

•	As of January 31, 2015, OTC options written outstanding were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Value
USD Currency	Barclays Bank PLC	Call	CHF	0.90	02/13/15	—	USD	1,800	$(48,865)
EUR Currency	JPMorgan Chase Bank N.A.	Call	USD	1.24	03/13/15	—	EUR	2,500	(253)
KOSPI 200 Index	Société Générale	Call	KRW	270.00	04/09/15	13		—	(4,042)
USD Currency	Barclays Bank PLC	Put	CHF	0.85	02/13/15	—	USD	1,800	(745)
iPath S&P 500 VIX ST Futures ETN	Citibank N.A.	Put	USD	22.00	03/20/15	10,900		—	(654)
iPath S&P 500 VIX ST Futures ETN	Citibank N.A.	Put	USD	25.00	06/19/15	12,000		—	(13,980)
Total									$(68,539)

•	As of January 31, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
4.06%[1]	3-month New Zealand Bank Bill Rate	Citibank N.A.	12/08/19	NZD	5,000	$78,878	—	$78,878

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of January 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MLBX WUDC Total Return Performance Index	USD 299,578	Bank of America N.A.	11/18/15	USD	303		$3,928	—	$3,928
MLBX WUDC Total Return Performance Index	USD 304,144	Bank of America N.A.	11/18/15	USD	303		(638)	—	(638)
MSCI Brazil Net Returns Index	3-month LIBOR minus 0.35%	Bank of America N.A.	12/18/15	USD	289		9,731	—	9,731
MSCI Brazil Net Returns Index	3-month LIBOR minus 0.35%	Bank of America N.A.	1/07/16	USD	145		6,243	—	6,243
U.S. Treasury Notes (10 Year) Futures March 2015	USD 65,164,700	Bank of America N.A.	2/25/15		5	[1]	2,728	—	2,728
U.S. Treasury Notes (5 Year) Futures March 2015	USD 165,962,580	Bank of America N.A.	2/25/15		14	[1]	(39,187)	—	(39,187)
CITI DYNAVO2X USD HP Performance Index	USD 750,000	Citibank N.A.	6/19/15	USD	750		(7,284)	—	(7,284)
CITI DYNAVOL EM Series II Performance Index	USD 600,000	Citibank N.A.	11/13/15	USD	600		(1,214)	—	(1,214)
Emerging Lifestyle Trends Index	6-month LIBOR plus 0.12%	Citibank N.A.	9/04/15	USD	1,451		(27,410)	—	(27,410)
Dow Jones US Select Home Builders Index	3-month LIBOR plus 0.45%	JPMorgan Chase Bank N.A.	3/30/15	USD	446		(6,795)	—	(6,795)
JP European Basket Index	3-month LIBOR plus 0.35%	JPMorgan Chase Bank N.A.	8/19/15	EUR	901		81,014	—	81,014
JP European Basket Index	3-month LIBOR plus 0.35%	JPMorgan Chase Bank N.A.	8/19/15	EUR	378		38,507	—	38,507
JPEBEUOB Performance Shell Index	3-month LIBOR plus 0.39%	JPMorgan Chase Bank N.A.	1/14/16	USD	723		—	—	—
JPEBRUUK Performance Shell Index	3-month LIBOR plus 0.30%	JPMorgan Chase Bank N.A.	3/16/15	GBP	737		11,626	—	11,626

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	53

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

As of January 31, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPEBRUUK Performance Shell Index	3-month LIBOR plus 0.30%	JPMorgan Chase Bank N.A.	3/16/15	GBP	449	(1,404)	—	$(1,404)
NYSE ARCA Gold Miners Index Net Total Return Index	3-month LIBOR	JPMorgan Chase Bank N.A.	11/18/15	USD	351	$45,194	—	$45,194
VOLNETPREMIUMGLOB4STRAT Performance Index	USD 756,466	Morgan Stanley & Co. International PLC	6/19/15	USD	729	(22,712)	—	(22,712)
Total						$92,327	—	$92,327

[1]	Contract amount shown.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds.	—	$7,557,958	—	$7,557,958
Foreign Agency Obligations	—	367,373	—	367,373
Foreign Government Obligations	—	4,550,658	—	4,550,658
Investment Companies.	$2,340,447	—	—	2,340,447
U.S. Treasury Obligations	—	1,331,782	—	1,331,782
Short-Term Securities:
Money Market Funds	12,920,516	—	—	12,920,516
Options Purchased:
Equity Contracts	72,954	64,679	—	137,633
Foreign Currency Exchange Contracts	—	17,516	—	17,516
Total	$15,333,917	$13,889,966	—	$29,223,883

See Notes to Financial Statements.

54	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Macro Themes Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$100,853	$196,243	—	$297,096
Foreign currency exchange contracts	—	1,267,155	—	1,267,155
Interest rate contracts	58,117	81,606	—	139,723
Liabilities:
Equity contracts	(314,129)	(86,133)	—	(400,262)
Foreign currency exchange contracts	—	(1,061,627)	—	(1,061,627)
Interest rate contracts	(83,650)	(39,187)	—	(122,837)

Total	$(238,809)	$358,057	—	$119,248

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,159	—	—	$8,159
Foreign currency at value	129,960	—	—	129,960
Cash pledged for financial futures contracts	510,000	—	—	510,000

Total	$648,119	—	—	$648,119

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	55

Statements of Assets and Liabilities

January 31, 2015 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Assets
Investments at value — unaffiliated[2]	$380,406,762	$7,383,073,024	$16,303,367
Investments at value — affiliated[3]	9,144,893	—	12,920,516
Cash	13,894,719	—	8,159
Foreign currency at value[4]	—	126,256	129,960
Cash pledged as collateral for OTC derivatives	—	14,970,000	—
Cash pledged as collateral for borrowed bond agreements	—	651,000	—
Cash pledged for centrally cleared swaps	—	18,295,000	—
Cash pledged for financial futures contracts	—	22,585,000	510,000
Variation margin receivable on centrally cleared swaps	—	869,390	—
Variation margin receivable on financial futures contracts	—	1,076,294	71,103
Investments sold receivable	1,461,378	294,357,953	61,191
Swap premiums paid	—	26,896,861	—
Unrealized appreciation on forward foreign currency exchange contracts	—	244,261,631	1,267,155
Principal paydowns receivable	—	903	—
Unrealized appreciation on OTC swaps	—	10,177,054	277,849
Capital shares sold receivable	4,497,789	17,751,103	—
Dividends receivable — unaffiliated	296,961	516,712	668
Interest receivable	10,857	59,770,704	187,623
Dividends receivable — affiliated	657	1,475	—
Securities lending income receivable — affiliated	222	—	—
Deferred offering costs	—	—	159,205
Prepaid expenses	30,017	572,892	1,281

Total assets	409,744,255	8,095,953,252	31,898,077

Liabilities
Bank overdraft	—	16,804,488	—
Foreign bank overdraft[5]	—	2,493,814	—
Options written at value[6]	—	166,000	91,724
Investments sold short — unaffiliated[7]	—	36,114,204	—
Investments sold short — affiliated[8]	—	17,712,091	—
Borrowed bonds at value[9]	—	1,246,359,000	—
Reverse repurchase agreements	—	317,601,110	—
Cash received as collateral for OTC derivatives	—	4,248,000	—
Variation margin payable on financial futures contracts	—	5,362,143	65,746
Investments purchased payable	4,826,941	368,897,055	578,811
Swap premiums received	—	23,772,134	—
Unrealized depreciation on forward foreign currency exchange contracts	—	2,394,666	1,011,764
Unrealized depreciation on OTC swaps	—	28,910,196	106,644
Interest expense payable	—	9,964,913	—
Dividends on short sales payable	—	54,563	—
Capital shares redeemed payable	162,254	37,240,204	—
Swaps payable	—	192,734	—
Investment advisory fees payable	371,761	4,554,650	194
Offering costs payable	—	—	135,037
Service and distribution fees payable	8,585	586,826	25
Other affiliates payable	21,114	271,448	1,108
Officer’s and Trustees’ fees payable	2,575	11,735	554
Other accrued expenses payable	130,505	1,302,012	14,769

Total liabilities	5,523,735	2,125,013,986	2,006,376

Net Assets	$404,220,520	$5,970,939,266	$29,891,701

Net Assets Consist of
Paid-in capital	$519,860,042	$6,152,954,367	$30,000,000
Accumulated (distributions in excess of) net investment income (loss)	(1,400,527)	(159,680,259)	(22,874)
Accumulated net realized gain (loss)	(82,888,925)	112,907,187	413,565
Net unrealized appreciation/depreciation	(31,350,070)	(135,242,029)	(498,990)

Net Assets	$404,220,520	$5,970,939,266	$29,891,701

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$411,750,104	$7,654,845,222	$17,029,056
[3] Investments at cost — affiliated	$9,144,893	—	$12,920,516
[4] Foreign currency at cost	—	$128,321	$130,279
[5] Foreign bank overdraft at cost	—	$2,498,080	—
[6] Premiums received	—	$302,542	$128,727
[7] Proceeds received from investments sold short — unaffiliated	—	$37,432,835	—
[8] Proceeds received from investments sold short — affiliated	—	$17,525,622	—
[9] Proceeds received from borrowed bonds	—	$1,207,395,297	—

See Notes to Financial Statements.

56	BLACKROCK FUNDS	JANUARY 31, 2015

Statements of Assets and Liabilities (concluded)

January 31, 2015 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Net Asset Value
Institutional
Net assets	$386,093,941	$4,457,225,530	$29,841,892

Shares outstanding[2]	49,202,494	427,463,505	2,995,000

Net asset value	$7.85	$10.43	$9.96

Investor A
Net assets	$11,661,117	$1,144,175,070	$24,908

Shares outstanding[2]	1,494,546	109,887,512	2,500

Net asset value	$7.80	$10.41	$9.96

Investor C
Net assets	$6,465,462	$369,538,666	$24,901

Shares outstanding[2]	849,374	35,704,015	2,500

Net asset value	$7.61	$10.35	$9.96

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	57

Statements of Operations

Six Months Ended January 31, 2015 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1,2]

Investment Income
Interest	$119,814	$132,883,068	$72,606
Dividends — unaffiliated	2,256,712	—	—
Dividends — affiliated	6,772	93,613	1,497
Securities lending — affiliated — net	2,822	—	—
Foreign taxes withheld	(97,550)	—	—

Total income	2,288,570	132,976,681	74,103

Expenses
Investment advisory	2,437,582	29,091,688	40,322
Administration	157,552	1,896,192	4,345
Service and distribution — class specific	62,118	3,588,601	50
Administration — class specific	51,300	378,059	1,059
Professional	58,078	69,285	14,207
Transfer agent — class specific	49,761	2,410,354	93
Registration	24,354	396,045	912
Custodian	13,334	218,183	3,253
Printing	17,064	49,926	1,416
Officer and Trustees	7,518	92,365	788
Organization and offering	—	—	84,937
Miscellaneous	16,124	107,699	2,581
Recoupment of past waived fees — class specific	—	14,806	—

Total expenses excluding interest and dividend expense	2,894,785	38,313,203	153,963
Interest expense	—	17,429,944	—
Dividend expense — unaffiliated	—	139,084	—
Dividend expense — affiliated	—	141,072	—

Total expenses	2,894,785	56,023,303	153,963
Less fees waived by Manager	(92,772)	(202,929)	(39,525)
Less administration fees waived	—	—	(1,400)
Less administration fees waived — class specific	(3,045)	(58)	(983)
Less transfer agent fees waived — class specific	(712)	—	(3)
Less transfer agent fees reimbursed — class specific	(26,967)	—	(77)
Less expenses reimbursed by Manager	—	—	(55,000)

Total expenses after fees waived and/or reimbursed	2,771,289	55,820,316	56,975

Net investment income (loss)	(482,719)	77,156,365	17,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(48,801,724)	157,880,988	81,025
Capital gain distributions received from affiliated investment companies	—	47,877	—
Options written	—	(4,303,633)	87,428
Financial futures contracts	—	(51,608,851)	87,258
Swaps	—	(21,820,684)	(19,761)
Foreign currency transactions	(19,750)	84,631,996	177,615
Borrowed bonds	—	(48,868,857)	—

	(48,821,474)	115,958,836	413,565

Net change in unrealized appreciation/depreciation on:
Investments	(48,005,390)	(368,731,424)	(725,689)
Options written	—	316,236	37,003
Financial futures contracts	—	(4,261,629)	(215,624)
Swaps	—	(27,706,916)	171,205
Foreign currency translations	(8,654)	166,550,903	234,115
Unfunded loan commitments	—	430,505	—
Short sales — unaffiliated	—	1,318,631	—
Short sales — affiliated	—	(186,469)	—
Borrowed bonds	—	(9,645,600)	—

	(48,014,044)	(241,915,763)	(498,990)

Net realized and unrealized loss	(96,835,518)	(125,956,927)	(85,425)

Net Decrease in Net Assets Resulting from Operations	$(97,318,237)	$(48,800,562)	$(68,297)

[1]	Consolidated Statement of Operations.

[2]	For the period December 4, 2014 (commencement of operations) to January 31, 2015.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	JANUARY 31, 2015

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income (loss)	$(482,719)	$(1,070,635)	$77,156,365	$77,389,133
Net realized gain (loss)	(48,821,474)	(4,104,940)	115,958,836	4,709,967
Net change in unrealized appreciation/depreciation	(48,014,044)	36,847,376	(241,915,763)	100,575,647

Net increase (decrease) in net assets resulting from operations	(97,318,237)	31,671,801	(48,800,562)	182,674,747

Distributions to Shareholders From[2]
Net investment income:
Institutional	(89,086)	—	(154,488,940)	(34,807,025)
Investor A	—	—	(35,435,750)	(17,923,048)
Investor C	—	—	(10,075,167)	(1,108,893)
Net realized gain:
Institutional	—	—	(55,897,505)	—
Investor A	—	—	(13,695,239)	—
Investor C	—	—	(4,396,025)	—

Decrease in net assets resulting from distributions to shareholders	(89,086)	—	(273,988,626)	(53,838,966)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	57,276,480	6,201,400	(295,308,461)	4,057,411,538

Net Assets
Total increase (decrease) in net assets	(40,130,843)	37,873,201	(618,097,649)	4,186,247,319
Beginning of period	444,351,363	406,478,162	6,589,036,915	2,402,789,596

End of period	$404,220,520	$444,351,363	$5,970,939,266	$6,589,036,915

Distributions in excess of net investment income, at end of period	$(1,400,527)	$(828,722)	$(159,680,259)	$(36,884,644)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	59

Statements of Changes in Net Assets (concluded)

BlackRock Macro Themes Fund[1]
Increase in Net Assets:	Period December 4, 2014[2] to January 31, 2015 (Unaudited)

Operations
Net investment income	$17,128
Net realized gain	413,565
Net change in unrealized appreciation/depreciation	(498,990)

Net decrease in net assets resulting from operations	(68,297)

Distributions to Shareholders From[3]
Net investment income:
Institutional	(39,974)
Investor A	(26)
Investor C	(2)

Decrease in net assets resulting from distributions to shareholders	(40,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	30,000,000

Net Assets
Total increase in net assets	29,891,701
Beginning of period	—

End of period	$29,891,701

Accumulated net investment loss, at end of period	$(22,874)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Commencement of operations.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.89	$9.17	$9.93	$10.00

Net investment loss[2]	(0.01)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(2.03)	0.74	(0.73)	0.22

Net increase (decrease) from investment operations	(2.04)	0.72	(0.76)	0.21

Distributions from:[3]
Net investment income	(0.00)[4]	—	(0.00)[4]	(0.01)
Net realized gain	—	—	—	(0.27)

Total distributions	(0.00)[4]	—	(0.00)[4]	(0.28)

Net asset value, end of period	$7.85	$9.89	$9.17	$9.93

Total Return[5]
Based on net asset value	(20.61)%[6]	7.85%	(7.63)%	2.00%[6]

Ratios to Average Net Assets
Total expenses[7]	1.32%[8]	1.33%	1.38%	1.87%[8,9]

Total expenses excluding recoupment of past waived and/or reimbursed fees[7]	1.32%[8]	1.33%	1.38%	1.87%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.28%[8]	1.29%	1.29%	1.30%[8]

Net investment loss[7]	(0.20)%[8]	(0.22)%	(0.24%)	(0.08)%[8]

Supplemental Data
Net assets, end of period (000)	$386,094	$413,506	$378,747	$62,974

Portfolio turnover rate	35%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
		2014	2013
Investments in underlying funds	0.02%	0.05%	0.01%	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.89%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	61

Consolidated Financial Highlights (continued)	BlackRock Commodity Strategies Fund

	Investor A
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.15	$9.93	$10.00

Net investment loss[2]	(0.02)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(2.03)	0.74	(0.74)	0.22

Net increase (decrease) from investment operations	(2.05)	0.70	(0.78)	0.20

Distributions from:[3]
Net investment income	—	—	—	(0.00)[4]
Net realized gain	—	—	—	(0.27)

Total distributions	—	—	—	(0.27)

Net asset value, end of period	$7.80	$9.85	$9.15	$9.93

Total Return[5]
Based on net asset value	(20.81)%[6]	7.65%	(7.86)%	1.97%[6]

Ratios to Average Net Assets
Total expenses[7]	1.83%[8]	1.78%	1.79%	2.08%[8,9]

Total expenses excluding recoupment of past waived and/or reimbursed fees[7]	1.83%[8]	1.78%	1.79%	2.08%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.50%[8]	1.50%	1.50%	1.50%[8]

Net investment loss[7]	(0.38)%[8]	(0.43)%	(0.39%)	(0.26)%[8]

Supplemental Data
Net assets, end of period (000)	$11,661	$21,402	$17,399	$15,274

Portfolio turnover rate	35%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
		2014	2013
Investments in underlying funds	0.02%	0.05%	0.01%	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Financial Highlights (concluded)	BlackRock Commodity Strategies Fund

	Investor C
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.02	$9.87	$10.00

Net investment loss[2]	(0.05)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(1.98)	0.73	(0.74)	0.22

Net increase (decrease) from investment operations	(2.03)	0.62	(0.85)	0.14

Distributions from:[3]
Net investment income	—	—	—	—
Net realized gain	—	—	—	(0.27)

Total distributions	—	—	—	(0.27)

Net asset value, end of period	$7.61	$9.64	$9.02	$9.87

Total Return[4]
Based on net asset value	(21.06)%[5]	6.87%	(8.61)%	1.29%[5]

Ratios to Average Net Assets
Total expenses[6]	2.47%[7]	2.43%	2.49%	2.85%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.47%[7]	2.43%	2.49%	2.85%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.25%[7]	2.25%	2.25%	2.24%[7]

Net investment loss[6]	(1.16)%[7]	(1.17)%	(1.14)%	(0.97)%[7]

Supplemental Data
Net assets, end of period (000)	$6,465	$9,443	$10,332	$8,651

Portfolio turnover rate	35%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
		2014	2013
Investments in underlying funds	0.02%	0.05%	0.01%	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.85%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	63

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$10.63	$10.32	$10.00

Net investment income[2]	0.16	0.20	0.15	0.06
Net realized and unrealized gain (loss)	(0.22)	0.26	0.41	0.30

Net increase (decrease) from investment operations	(0.06)	0.46	0.56	0.36

Distributions from:[3]
Net investment income	(0.34)	(0.14)	(0.13)	(0.03)
Net realized gain	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	(0.01)	—

Total distributions	(0.46)	(0.14)	(0.25)	(0.04)

Net asset value, end of period	$10.43	$10.95	$10.63	$10.32

Total Return[4]
Based on net asset value	(0.57)%[5]	4.36%	5.45%	3.55%[5]

Ratios to Average Net Assets
Total expenses[6]	1.55%[7]	1.61%	1.56%	1.73%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	1.55%[7]	1.61%	1.54%	1.73%[7,8]

Total expenses after fees waived and/or reimbursed[6]	1.55%[7]	1.59%	1.53%	1.46%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.02%[7]	1.03%	1.18%	1.20%[7]

Net investment income[6]	2.45%[7]	1.83%	1.38%	0.70%[7]

Supplemental Data
Net assets, end of period (000)	$4,457,226	$4,623,194	$1,335,924	$133,444

Portfolio turnover rate	104%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
		2014	2013
Investments in underlying funds	0.02%	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	JANUARY 31, 2015

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor A
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.93	$10.61	$10.30	$10.00

Net investment income[2]	0.14	0.16	0.12	0.06
Net realized and unrealized gain (loss)	(0.23)	0.27	0.42	0.28

Net increase (decrease) from investment operations	(0.09)	0.43	0.54	0.34

Distributions from:[3]
Net investment income	(0.31)	(0.11)	(0.11)	(0.03)
Net realized gain	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	(0.01)	—

Total distributions	(0.43)	(0.11)	(0.23)	(0.04)

Net asset value, end of period	$10.41	$10.93	$10.61	$10.30

Total Return[4]
Based on net asset value	(0.77)%[5]	4.09%	5.23%	3.32%[5]

Ratios to Average Net Assets
Total expenses[6]	1.88%[7]	1.91%	1.79%	1.93%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	1.88%[7]	1.91%	1.77%	1.93%[7,8]

Total expenses after fees waived and/or reimbursed[6]	1.87%[7]	1.89%	1.75%	1.66%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.35%[7]	1.32%	1.40%	1.39%[7]

Net investment income[6]	2.10%[7]	1.48%	1.11%	0.67%[7]

Supplemental Data
Net assets, end of period (000)	$1,144,175	$1,575,812	$910,247	$71,053

Portfolio turnover rate	104%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
		2014	2013
Investments in underlying funds	0.02%	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.93%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	65

Financial Highlights (concluded)	BlackRock Global Long/Short Credit Fund

	Investor C
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
		2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.87	$10.56	$10.26	$10.00

Net investment income (loss)[2]	0.11	0.08	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.23)	0.27	0.41	0.29

Net increase (decrease) from investment operations	(0.12)	0.35	0.45	0.28

Distributions from:[3]
Net investment income	(0.28)	(0.04)	(0.03)	(0.01)
Net realized gain	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	(0.01)	—

Total distributions	(0.40)	(0.04)	(0.15)	(0.02)

Net asset value, end of period	$10.35	$10.87	$10.56	$10.26

Total Return[4]
Based on net asset value	(1.10)%[5]	3.31%	4.39%	2.79%[5]

Ratios to Average Net Assets
Total expenses[6]	2.58%[7]	2.63%	2.50%	2.66%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.58%[7]	2.63%	2.48%	2.66%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.57%[7]	2.62%	2.47%	2.40%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	2.05%[7]	2.05%	2.12%	2.14%[7]

Net investment income (loss)[6]	1.42%[7]	0.76%	0.39%	(0.16)%[7]

Supplemental Data
Net assets, end of period (000)	$369,539	$390,031	$156,619	$13,132

Portfolio turnover rate	104%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
		2014	2013
Investments in underlying funds	0.02%	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	JANUARY 31, 2015

Financial Highlights	BlackRock Macro Themes Fund

	Period December 4, 2014[1] to January 31, 2015 (Unaudited)
	Institutional	Investor A	Investor C

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income (loss)[2]	0.01	0.00 [3]	(0.01)
Net realized and unrealized loss	(0.04)	(0.03)	(0.03)

Net decrease from investment operations	(0.03)	(0.03)	(0.04)

Distributions from net investment income	(0.01)	(0.01)	(0.00)[4]

Net asset value, end of period	$9.96	$9.96	$9.96

Total Returns[5,6]
Based on net asset value	(0.27)%	(0.30)%	(0.39)%

Ratios to Average Net Assets[7]
Total expenses[8,9]	2.27%	2.85%	3.60%

Total expenses after fees waived and/or reimbursed[9]	1.20%	1.45%	2.20%

Net investment income (loss)[9]	0.36%	0.11%	(0.64)%

Supplemental Data
Net assets, end of period (000)	$29,842	$25	$25

Portfolio turnover rate	24%	24%	24%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 3.24%, 3.83% and 4.57%, respectively.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period Ended December 4, 2014 January 31, 2015 (Unaudited)
Investments in underlying funds	0.11%

See Notes to Financial Statements.

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Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Commodity Strategies Fund	Commodity Strategies	Non-diversified
BlackRock Global Long/Short Credit Fund	Global Long/Short Credit	Diversified
BlackRock Macro Themes Fund	Macro Themes	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 5.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies and Macro Themes include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (“Cayman Commodity Strategies”) and BlackRock Cayman Macro Themes Fund, Ltd. (“Cayman Macro Themes”) (the “Subsidiaries”), respectively, which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and/or other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. The net assets of Cayman Commodity Strategies at January 31, 2015 were $11,407,075 representing 2.8% of Commodity Strategies’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of Cayman Macro Themes included in the consolidated financial statements:

Consolidated Statements of Assets and Liabilities
Total assets	$6,422,131
Total liabilities	(298,041)

Net assets	$6,124,090
Consolidated Statements of Operations
Net investment income	$254
Net realized gain (loss) from:
Investments - unaffiliated	(83,879)
Options written	87,428
Financial futures contracts	84,262
Swaps	(19,721)
Foreign currency transactions	(1,568)

66,522

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Notes to Financial Statements (continued)

Net change in unrealized appreciation/depreciation
Investments - unaffiliated	$(110,734)
Options written	37,003
Financial futures contracts	(190,091)
Swaps	171,205
Foreign currency translations	(69)

(92,686)

Net decrease in net assets resulting from operations	$(25,910)
Consolidated Statements of Changes in Net Assets
Net investment income	$254
Net realized gain	66,522
Net change in unrealized appreciation/ depreciation	(92,686)

Net decrease in net assets resulting from operations	$(25,910)

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Commodity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilize valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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Notes to Financial Statements (continued)

Commodity Strategies values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Commodity Strategies may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of such Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, such Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when

70	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in Commodity Strategies’ and Macro Themes’ financial statements presented under U.S. GAAP for such investments held by the Subsidiaries may differ significantly from distributions. As such, any net gain will pass through to Commodity Strategies or Macro Themes, as applicable, as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset Commodity Strategies’ or Macro Themes’, ordinary income and/or capital gains, as applicable, for that year.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Macro Themes were expensed by Macro Themes and reimbursed by the Manager. The Manager reimbursed Macro Themes $55,000, which is shown as expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Global Long/Short Credit may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, Global Long/Short Credit may subsequently have to reinvest the proceeds at lower interest rates. If Global Long/Short Credit has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Global Long/Short Credit may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

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Notes to Financial Statements (continued)

Collateralized Debt Obligations: Global Long/Short Credit may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Global Long/Short Credit may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, Global Long/Short Credit may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds: Macro Themes may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: Global Long/Short Credit may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Commodity-Linked Notes: Commodity Strategies may invest in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, Commodity Strategies purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of a particular commodity index will affect the value of the commodity-linked note. The value of the commodity-linked note is generally based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. Commodity Strategies has the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Consolidated Statements of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations. Interest accruals are included in interest income on the Consolidated Statements of Operations. Commodity Strategies realizes a gain or loss when a commodity-linked note is sold or matures.

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Notes to Financial Statements (continued)

Capital Trusts and Trust Preferred Securities: Global Long/Short Credit may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Global Long/Short Credit may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Global Long/Short Credit may invest in floating rate loan interests. The floating rate loan interests held by Global Long/ Short Credit are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Global Long/Short Credit may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. Global Long/Short Credit considers these investments to be investments in debt securities for purposes of its investment policies.

When Global Long/Short Credit purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, Global Long/Short Credit may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by Global Long/Short Credit upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. Global Long/Short Credit may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Global Long/Short Credit may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in Global Long/Short Credit having a contractual relationship only with the lender, not with the borrower. Global Long/Short Credit will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, Global Long/Short Credit generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and Global Long/Short Credit may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, Global Long/Short Credit will assume the credit risk of both the borrower and the lender that is selling the Participation. Global Long/Short Credit’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, Global Long/Short Credit may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in Global Long/Short Credit having a direct contractual relationship with the borrower, and Global Long/ Short Credit may enforce compliance by the borrower with the terms of the loan agreement.

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Notes to Financial Statements (continued)

In connection with floating rate loan interests, Global Long/Short Credit may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Global Long/Short Credit earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of January 31, 2015, Global Long/Short Credit had no outstanding unfunded floating rate loan interests.

Borrowed Bond Agreements: Global Long/Short Credit may enter into borrowed bond agreements. In a borrowed bond agreement, Global Long/Short Credit borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and Global Long/Short Credit at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between Global Long/Short Credit and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by Global Long/ Short Credit may be limited if the value of an investment purchased with the cash collateral by the lender decreases. Global Long/Short Credit may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Global Long/Short Credit may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, Global Long/Short Credit sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, Global Long/Short Credit continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Global Long/Short Credit may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by Global Long/Short Credit to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, Global Long/Short Credit may receive a fee for use of the security by the counterparty, which may result in interest income to Global Long/Short Credit.

For the six months ended January 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Global Long/Short Credit were $27,964,202 and (0.03)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by Global Long/Short Credit under Master Repurchase Agreements (each, an “MRA”), which permit Global Long/Short Credit, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from Global Long/Short Credit. With borrowed bond agreements and reverse repurchase transactions, typically Global Long/Short Credit and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, Global Long/Short Credit receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by Global Long/Short Credit upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, Global Long/Short Credit is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

74	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

As of January 31, 2015, the following table is a summary of Global Long/Short Credit’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$7,252,085	—	$(7,250,405)	$1,680	—	—	—	$1,680
Barclays Capital, Inc.	164,944,506	—	(170,005,281)	(5,060,775)	$5,252,628	—	$5,252,628	191,853
BNP Paribas Securities Corp.	71,023,669	—	(71,240,039)	(216,370)	—	—	—	(216,370)
Citigroup Global Markets, Inc.	196,515,207	—	(203,491,132)	(6,975,925)	5,814,879	—	5,814,879	(1,161,046)
Credit Suisse Securities (USA) LLC	301,748,398	$(201,906,229)	(316,772,192)	(216,930,023)	216,220,709	—	216,220,709	(709,314)
Deutsche Bank Securities, Inc.	31,091,581	—	(31,982,097)	(890,516)	510,822	—	510,822	(379,694)
J.P. Morgan Securities LLC	148,762,538	(60,150,602)	(153,030,259)	(64,418,323)	62,793,378	$651,000	63,444,378	(973,945)
JPMorgan Chase Bank N.A.	23,430,221	—	(23,342,261)	87,960	—	—	—	87,960 [4]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	139,235,946	(55,544,279)	(142,897,093)	(59,205,426)	58,911,170	—	58,911,170	(294,256)
RBC Capital Markets, LLC	131,995,425	—	(136,280,832)	(4,285,407)	2,855,582	—	2,855,582	(1,429,825)

Total	$1,215,999,576	$(317,601,110)	$(1,256,291,591)	$(357,893,125)	$352,359,168	$651,000	$353,010,168	$(4,882,957)

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $9,932,591 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[4]	Net receivable is subject to set-off provision with net payable under the ISDA Master Agreement.

When Global Long/Short Credit enters into an MRA and an ISDA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit Global Long/Short Credit from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to Global Long/Short Credit by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, Global Long/Short Credit’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce Global Long/Short Credit’s obligation to repurchase the securities.

Short Sales (Borrowed Bonds): Global Long/Short Credit may enter into short sale transactions in which Global Long/Short Credit sells a security it does not hold in anticipation of a decline in the market price of that security. When Global Long/Short Credit makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by Global Long/Short Credit is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. Global Long/Short Credit is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. Global Long/Short Credit is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which Global Long/Short Credit sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance Global Long/Short Credit will be able to close out a short position at a particular time or at an acceptable price.

BLACKROCK FUNDS	JANUARY 31, 2015	75

Notes to Financial Statements (continued)

Short Sales (Investments Sold Short): Global Long/Short Credit may enter into short sale transactions in which Global Long/Short Credit sells a security it does not hold in anticipation of a decline in the market price of that security. When Global Long/Short Credit makes a short sale, it will borrow the security sold short and deliver cash to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. Global Long/Short Credit is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. Global Long/Short Credit may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. Global Long/Short Credit maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Global Long/Short Credit may receive interest on the cash collateral deposited with the broker-dealer. Global Long/Short Credit is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which Global Long/Short Credit sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance Global Long/Short Credit will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Commodity Strategies may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with Commodity Strategies collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by Commodity Strategies is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Commodity Strategies and any additional required collateral is delivered to Commodity Strategies on the next business day. During the term of the loan, Commodity Strategies is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of January 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by Commodity Strategies under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Commodity Strategies, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Commodity Strategies can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Commodity Strategies benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Commodity Strategies could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

76	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

Financial Futures Contracts: Global Long/Short Credit and Macro Themes invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Global Long/Short Credit and Macro Themes and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Global Long/Short Credit and Macro Themes are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Global Long/Short Credit and Macro Themes agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Global Long/Short Credit and Macro Themes as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Global Long/Short Credit and Macro Themes record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts or interest rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Global Long/Short Credit and Macro Themes purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When Global Long/Short Credit or Macro Themes purchase (write) an option, an amount equal to the premium paid (received) by Global Long/ Short Credit or Macro Themes are reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or Global Long/Short Credit or Macro Themes enter into a closing transaction), Global Long/Short Credit or Macro Themes realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When Global Long/Short Credit or Macro Themes write a call option, such option is “covered,” meaning that Global Long/Short Credit or Macro Themes hold the underlying instrument subject to being called by the option counterparty. When Global Long/ Short Credit or Macro Themes write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

BLACKROCK FUNDS	JANUARY 31, 2015	77

Notes to Financial Statements (continued)

Global Long/Short Credit and Macro Themes also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by Global Long/Short Credit or Macro Themes but not yet delivered, or committed or anticipated to be purchased by Global Long/Short Credit or Macro Themes.

In purchasing and writing options, Global Long/Short Credit or Macro Themes bear the risk of an unfavorable change in the value of the underlying instrument or the risk that Global Long/Short Credit or Macro Themes may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Global Long/Short Credit or Macro Themes purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended January 31, 2015, transactions in options written including swaptions and currency options were as follows:

Global Long/Short Credit
	Calls			Puts
	Contracts	Notional Value (000)[1]	Premiums Received	Contracts	Notional Value (000)[1]	Premiums Received

Outstanding options, beginning of period	1,500	—	$52,440	3,706	—	$291,269
Options written	2,000	—	171,995	76,907	—	5,125,556
Options expired	(1,000)	—	(100,035)	(26,798)	—	(1,452,429)
Options closed	(2,500)	—	(124,400)	(44,565)	—	(3,661,854)

Outstanding options, end of period	—	—	—	9,250	—	$302,542

Macro Themes
Outstanding options, beginning of period	—	—	—	—	—	—
Options written	11,826	54,300	$158,143	34,626	1,800	$170,349
Options expired	—	(50,000)	(46,250)	(28)	—	(5,217)
Options closed	(11,745)	—	(79,481)	(11,589)	—	(68,817)

Outstanding options, end of period	81	4,300	$32,412	23,009	1,800	$96,315

[1]	Amount shown is in currency in which the transaction was denominated.

Swaps: Global Long/Short Credit and Macro Themes enter into swap agreements in which Global Long/Short Credit and Macro Themes and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by Global Long/Short Credit and Macro Themes for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, Global Long/Short Credit and Macro Themes will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and Global Long/Short Credit and Macro Themes’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

78	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and Global Long/Short Credit’s or Macro Themes’ counterparty on the swap agreement becomes the CCP. Global Long/Short Credit and Macro Themes are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, Global Long/Short Credit and Macro Themes are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Global Long/Short Credit enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Global Long/Short Credit may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, Global Long/Short Credit will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, Global Long/Short Credit will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Global Long/Short Credit and Macro Themes enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, Global Long/Short Credit and Macro Themes will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Global Long/Short Credit and Macro Themes enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK FUNDS	JANUARY 31, 2015	79

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2015
		Global Long/Short Credit		Macro Themes
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$418,578	$47,999,579	$139,723	$122,837
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	244,261,631	2,394,666	1,284,671	1,061,627
Credit contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums received/paid; Investments at value — unaffiliated[2]	32,505,458	39,512,984	—	—
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Investments at value — unaffiliated[2]	7,406,979	14,005,436	434,729	400,262
Commodity contracts	Unrealized appreciation/depreciation on OTC swaps	681,088	23,837	—	—
Total		$285,273,734	$103,936,502	$1,859,123	$1,584,726

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended January 31, 2015
	Net Realized Gain (Loss) from			Net Change in Unrealized Appreciation/Depreciation on
	Commodity Strategies	Global Long/Short Credit	Macro Themes	Commodity Strategies	Global Long/Short Credit	Macro Themes
Interest rate contracts:
Financial futures contracts	—	$(53,135,735)	$87,258	—	$(7,556,046)	$(25,533)
Swaps	—	(35,610,771)	(21,489)	—	(199,570)	42,419
Options[3]	—	(2,093,662)	—	—	(416,136)	(23,014)
Foreign currency exchange contracts:
Foreign currency transactions/translations	$90	242,922,664	183,964		195,782,522	255,391
Options[3]	—	—	—	—	—	(26,640)
Credit contracts:
Swaps	—	(3,012,963)	—	—	(6,354,977)	—
Options[3]	—	(831,259)	—	—	—	—
Equity contracts:
Financial futures contracts	—	1,526,884	—	—	3,294,417	(190,091)
Swaps	—	16,803,050	1,728	—	(21,809,620)	128,786
Options[3]	—	3,151,968	14,799	—	(418,780)	(13,966)
Commodity contracts:
Swaps	—	—	—	—	657,251	—

Total	$90	$169,720,176	$266,260	—	$162,979,061	$147,352

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

80	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

For the period ended January 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Commodity Strategies		Global Long/Short Credit	Macro Themes
Financial futures contracts:
Average notional value of contracts - long	—		$6,732,565	$8,673,868
Average notional value of contracts - short	—		$1,600,143,911	$11,910,343
Interest rate swaps:
Average notional value - pays fixed rate	—		$234,838,394	—
Average notional value - receives fixed rate	—		—	$3,637,740
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	—		$1,516,031,598	$40,514,893
Average amounts sold - in USD	$325,423	[4]	$167,221,414	$19,657,726
Options:
Average value of option contracts purchased	—		$1,496,949	$155,149
Average value of option contracts written	—		$137,623	$91,724
Average notional value of swaption contracts purchased	—		$355,275,149	—
Credit default swaps:
Average notional value - buy protection	—		$1,708,843,920	—
Average notional value - sell protection	—		$376,743,015	—
Total return swaps:
Average notional value	—		$343,655,245	$10,896,562

[4]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Global Long/Short Credit’s and Macro Themes’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by Global Long/Short Credit and Macro Themes. For OTC options purchased, Global Long/Short Credit and Macro Themes bear the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by Global Long/Short Credit and Macro Themes should the counterparty fail to perform under the contracts. Options written by Global Long/Short Credit and Macro Themes do not typically give rise to counterparty credit risk, as options written generally obligates Global Long/Short Credit and Macro Themes, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

BLACKROCK FUNDS	JANUARY 31, 2015	81

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreements with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of January 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Global Long/Short Credit			Macro Themes
	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,076,294		$5,362,143	$71,103		$65,746
Forward foreign currency exchange contracts	244,261,631		2,394,666	1,267,155		1,011,764
Options	2,162,110	[1]	166,000	155,149	[1]	91,724
Swaps — Centrally cleared	869,390		—	—		—
Swaps — OTC[2]	37,073,915		52,682,330	277,849		106,644

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$285,443,340		$60,605,139	$1,771,256		$1,275,878
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,702,429)		(5,528,143)	(144,057)		(88,931)

Total derivatives assets and liabilities subject to an MNA	$281,740,911		$55,076,996	$1,627,199		$1,186,947

[1]	Includes options purchased at value which are included as Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of January 31, 2015, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds:

Global Long/Short Credit
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A	$3,267,902	$(1,947,914)	—	—	$1,319,988
The Bank of New York Mellon	1,468	(1,081)	—	—	387
Barclays Bank PLC	6,714,744	(4,127,002)	$(1,739,742)	$(848,000)	—
BNP Paribas S.A.	2,343,155	(2,343,155)	—	—	—
Citibank N.A.	246,264,149	(14,304,276)	—	—	231,959,873
Credit Suisse International	1,661,486	(1,661,486)	—	—	—
Deutsche Bank AG	8,715,120	(1,686,713)	—	(2,700,000)	4,328,407
Goldman Sachs Bank USA	787,848	(345,814)	—	(442,034)	—
Goldman Sachs International	3,101,949	(3,069,090)	—	—	32,859
HSBC Bank PLC	2,899,918	(682,813)	(1,774,026)	—	443,079
JPMorgan Chase Bank N.A.	4,491,060	(4,491,060)	—	—	—
Morgan Stanley Capital Services LLC	1,475,140	(360,113)	—	(200,000)	915,027
Royal Bank of Canada	11,763	—	—	—	11,763
State Street Bank and Trust Co.	4,833	—	—	—	4,833
UBS AG	376	(376)	—	—	—

Total	$281,740,911	$(35,020,893)	$(3,513,768)	$(4,190,034)	$239,016,216

82	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$1,947,914	$(1,947,914)	—	—	—
The Bank of New York Mellon	1,081	(1,081)	—	—	—
Barclays Bank PLC	4,127,002	(4,127,002)	—	—	—
BNP Paribas S.A.	8,273,536	(2,343,155)	$(2,540,381)	$(3,390,000)	—
Citibank N.A.	14,304,276	(14,304,276)	—	—	—
Credit Suisse International	5,821,142	(1,661,486)	—	(4,120,000)	$39,656
Deutsche Bank AG	1,686,713	(1,686,713)	—	—	—
Goldman Sachs Bank USA	345,814	(345,814)	—	—	—
Goldman Sachs International	3,069,090	(3,069,090)	—	—	—
HSBC Bank PLC	682,813	(682,813)	—		—
JPMorgan Chase Bank N.A.	13,767,805	(4,491,060)	(3,789,912)	(4,900,000)	586,833	[6]
Morgan Stanley Capital Services LLC	$360,113	(360,113)	—	—	—
UBS AG	689,697	(376)	—	—	689,321

Total	$55,076,996	$(35,020,893)	$(6,330,293)	$(12,410,000)	$1,315,810

Macro Themes
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America N.A	$129,605	$(129,605)	—	—	—
Barclays Bank PLC	11,648	(11,648)	—	—	—
BNP Paribas S.A.	120,877	(109,403)	—	—	$11,474
Citibank N.A.	452,632	(154,994)	—	—	297,638
Credit Suisse International	30,001	(30,001)	—	—	—
Deutsche Bank AG	10,831	(2,734)	—	—	8,097
Goldman Sachs International	91,449	(45,090)	—	—	46,359
HSBC Bank PLC	61,997	(61,997)	—	—	—
JPMorgan Chase Bank N.A.	670,279	(513,431)	—	—	156,848
Morgan Stanley & Co. International PLC	13,058	(13,058)	—	—	—
Royal Bank of Canada	1,498	—	—	—	1,498
Société Générale	24,072	(4,042)	—	—	20,030
Standard Chartered Bank	6,451	—	—	—	6,451
UBS AG	2,801	(2,247)	—	—	554

Total	$1,627,199	$(1,078,250)	—	—	$548,949

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$146,157	$(129,605)	—	—	$16,552
Barclays Bank PLC	49,610	(11,648)	—	—	37,962
BNP Paribas S.A.	109,403	(109,403)	—	—	—
Citibank N.A.	154,994	(154,994)	—	—	—
Credit Suisse International	48,879	(30,001)	—	—	18,878
Deutsche Bank AG	2,734	(2,734)	—	—	—
Goldman Sachs International	45,090	(45,090)	—	—	—
HSBC Bank PLC	72,811	(61,997)	—	—	10,814
JPMorgan Chase Bank N.A.	513,431	(513,431)	—	—	—
Morgan Stanley & Co. International PLC	37,549	(13,058)	—	—	24,491
Société Générale	4,042	(4,042)	—	—	—
UBS AG	2,247	(2,247)	—	—	—

Total	$1,186,947	$(1,078,250)	—	—	$108,697

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

BLACKROCK FUNDS	JANUARY 31, 2015	83

Notes to Financial Statements (continued)

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

[6]	Net payable is subject to set-off provision with net receivable under the MRA.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.15%	0.95%	0.85%
$1 Billion - $3 Billion	1.08%	0.89%	0.80%
$3 Billion - $5 Billion	1.04%	0.86%	0.77%
$5 Billion - $10 Billion	1.00%	0.83%	0.74%
Greater than $10 Billion	0.98%	0.81%	0.72%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the period ended January 31, 2015, the Manager waived $3,881, $202,929 and $540 for Commodity Strategies, Global Long/Short Credit and Macro Themes, respectively.

For Commodity Strategies and Macro Themes, the Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, Commodity Strategies and Macro Themes pay the Manager based on the applicable Fund’s net assets, which includes the assets of the Subsidiaries.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Global Long/Short Credit, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, as applicable, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended January 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$20,973	$41,145	$62,118
Global Long/Short Credit	$1,607,119	$1,981,482	$3,588,601
Macro Themes	$10	$40	$50

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months

84	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

ended January 31, 2015, Global Long/Short Credit paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Global Long/Short Credit	$86,280	$62	$34	$86,376

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended January 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$739	$571	$141	$1,451
Global Long/Short Credit	$4,909	$5,970	$2,019	$12,898
Macro Themes	$2	$1	$1	$4

For the period ended January 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$21,727	$21,893	$6,141	$49,761
Global Long/Short Credit	$1,447,992	$827,615	$134,747	$2,410,354
Macro Themes	$67	$13	$13	$93

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% for Commodity Strategies and Macro Themes and 0.15% for Global Long/Short Credit of the average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee
First $500 Million	0.425%
$500 Million - $1 Billion	0.040%
$1 Billion - $2 Billion	0.038%
$2 Billion - $4 Billion	0.035%
$4 Billion - $13 Billion	0.032%
Greater than $13 Billion	0.030%

Prior January 1, 2015, BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which was shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the period ended January 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Commodity Strategies	$149,056
Global Long/Short Credit	$1,600,443
Macro Themes	$3,511

BLACKROCK FUNDS	JANUARY 31, 2015	85

Notes to Financial Statements (continued)

For the period ended January 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$48,255	$2,045	$1,000	$51,300
Global Long/Short Credit	$226,657	$105,119	$46,283	$378,059
Macro Themes	$1,057	$1	$1	$1,059

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations. The Manager did not waive any of their administration fees for Macro Themes.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Commodity Strategies[1]	1.30%	1.50%	2.25%
Global Long/Short Credit[1]	1.20%	1.40%	2.15%
Macro Themes[2]	1.20%	1.45%	2.20%

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2016, unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the period ended January 31, 2015, the Manager waived $88,891 and $38,985 of investment advisory fees for Commodity Strategies and Macro Themes, respectively, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Commodity Strategies	—	$2,045	$1,000	$3,045
Global Long/Short Credit	—	$58	—	$58
Macro Themes	$981	$1	$1	$983

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Total
Commodity Strategies	—	$571	$141	$712
Macro Themes	$1	$1	$1	$3

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Total
Commodity Strategies	—	$21,049	$5,918	$26,967
Macro Themes	$53	$12	$12	$77

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended January 31, 2015, the Manager recouped waivers and/or reimbursements previously recorded of $14,806 for Global Long/ Short Credit Investor A Shares.

86	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

On January 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2015	2016	2017
Commodity Strategies
Fund Level	$269,119	$172,275	$88,891
Investor A	$31,851	$43,837	$23,665
Investor C	$12,821	$13,297	$7,059
Global Long/Short Credit
Investor A	—	—	$58
Macro Themes
Fund Level	—	—	$38,985
Institutional	—	—	$1,035
Investor A	—	—	$14
Investor C	—	—	$14

For the period ended January 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$1,135
Global Long/Short Credit	$29,300

For the period ended January 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$1,431	$622
Global Long/Short Credit	$42,610	$64,779

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Commodity Strategies, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Commodity Strategies is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Commodity Strategies.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Commodity Strategies retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Commodity Strategies retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Commodity Strategies, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by Commodity Strategies is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended January 31, 2015, Commodity Strategies paid BIM $516 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Global Long/Short Credit may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended January 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $2,896,657 and $6,555,675, respectively.

BLACKROCK FUNDS	JANUARY 31, 2015	87

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the period ended January 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

Purchases	Commodity Strategies	Global Long/Short Credit	Macro Themes
Non-U.S. Government Securities	$135,693,303	$4,007,387,218	$14,420,722
U.S. Government Securities	—	3,133,217,128	5,078,172

Total Purchases	$135,693,303	$7,140,604,346	$19,498,894

Sales	Commodity Strategies	Global Long/Short Credit	Macro Themes
Non-U.S. Government Securities	$90,044,332	$3,152,352,762	$785,282
U.S. Government Securities	—	3,045,945,543	2,234,035

Total Sales	$90,044,332	$6,198,298,305	$3,019,317

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Commodity Strategies’ and Global Long/Short Credit’s U.S. federal tax returns remains open for each of the two years ended July 31, 2014 and the period ended July 31, 2012. The statutes of limitations on Commodity Strategies’ and Global Long/Short Credit’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2014, Commodity Strategies has capital loss carryforwards, with no expiration date, available to offset future realized capital gains of $26,728,889.

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Tax cost	$423,735,361	$7,657,106,046	$29,949,572

Gross unrealized appreciation	$13,152,040	$97,483,083	$157,192
Gross unrealized depreciation	(47,335,746)	(371,516,105)	(882,881)

Net unrealized depreciation	$(34,183,706)	$(274,033,022)	$(725,689)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended January 31, 2015, the Funds did not borrow under the credit agreement.

88	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Commodity Strategies invested a significant portion of its assets in securities in the materials and energy sectors. Changes in economic conditions affecting such sectors would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

Global Long/Short Credit invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Global Long/Short Credit invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Long/Short Credit’s investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,625,489	$101,101,561	5,519,070	$52,962,816
Shares issued in reinvestment of distributions	10,565	85,894	—	—
Shares redeemed	(4,229,794)	(36,973,569)	(5,026,906)	(48,055,065)

Net increase	7,406,260	$64,213,886	492,164	$4,907,751

BLACKROCK FUNDS	JANUARY 31, 2015	89

Notes to Financial Statements (continued)

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
Commodity Strategies (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	475,670	$4,221,906	1,040,468	$10,086,311
Shares redeemed	(1,154,740)	(10,099,536)	(769,365)	(7,276,514)

Net increase (decrease)	(679,070)	$(5,877,630)	271,103	$2,809,797

Investor C
Shares sold	129,494	$1,086,345	215,852	$2,040,247
Shares redeemed	(259,483)	(2,146,121)	(381,703)	(3,556,395)

Net decrease	(129,989)	$(1,059,776)	(165,851)	$(1,516,148)

Total Net Increase	6,597,201	$57,276,480	597,416	$6,201,400

Global Long/Short Credit
Institutional
Shares sold	134,596,164	$1,455,908,812	384,031,586	$4,166,759,625
Shares issued in reinvestment of distributions	12,664,770	131,333,669	1,670,787	18,154,119
Shares redeemed	(141,947,205)	(1,509,629,529)	(89,252,890)	(969,404,048)

Net increase	5,313,729	$77,612,952	296,449,483	$3,215,509,696

Investor A
Shares sold	19,568,932	$210,722,214	164,828,164	$1,776,057,015
Shares issued in reinvestment of distributions	4,355,177	45,119,633	1,569,048	17,013,161
Shares redeemed	(58,175,149)	(627,314,182)	(108,029,505)	(1,176,975,951)

Net increase (decrease)	(34,251,040)	$(371,472,335)	58,367,707	$616,094,225

Investor C
Shares sold	5,195,891	$55,615,024	24,979,292	$268,221,216
Shares issued in reinvestment of distributions	817,592	8,421,197	56,255	608,565
Shares redeemed	(6,184,374)	(65,485,299)	(3,990,693)	(43,022,164)

Net increase (decrease)	(170,891)	$(1,449,078)	21,044,854	$225,807,617

Total Net Increase (Decrease)	(29,108,202)	$(295,308,461)	375,862,044	$4,057,411,538

90	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (concluded)

	Period from December 4, 2014[1] to January 31, 2015
Macro Themes	Shares	Amount
Institutional
Shares sold	2,995,000	$29,950,000

Net increase	2,995,000	$29,950,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor C
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Total Net Increase	3,000,000	$30,000,000

[1]	Commencement of operations.

At January 31, 2015, shares owned by affiliates of Macro Themes were as follows:

Institutional	Investor A	Investor C
2,995,000	2,500	2,500

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JANUARY 31, 2015	91

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on September 18-19, 2014 (the “September Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock (Singapore) Limited with respect to BlackRock Global Long/Short Credit Fund (the “Fund”), a series of the Trust. The Sub-Advisory Agreement was substantially the same as the sub-advisory agreement previously approved with respect to the Fund.

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the September Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Trust’s investment advisory agreement (the “Advisory Agreement”) with the Manager on behalf of the Fund and the sub-advisory agreement between the Manager and BlackRock International Limited with respect to the Fund were most recently approved by the Board at an in-person meeting on May 28-30, 2014 (the “May Meeting”). A discussion of the basis for the Board’s approval of these agreements at the May Meeting is included in the Fund’s annual shareholder report for the fiscal year ended July 31, 2014. The factors considered by the Board at the September Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May Meeting.

Following discussion, all the Board Members present at the September Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock (Singapore) Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

92	BLACKROCK FUNDS	JANUARY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on September 18-19, 2014 (the “Meeting”) to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”) on behalf of BlackRock Macro Themes Fund (the “Fund”), a portfolio of the Trust. The Advisory Agreement was the same agreement that had previously been approved by the Board with respect to other portfolios of the Trust. The Board also considered the approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Sub-Advisory Agreement was substantially the same as the sub-advisory agreement previously approved with respect to certain other portfolios of the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” The Fund commenced operations in December 2014.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Trust and the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock and its affiliates from their relationship with the Fund; (f) possible alternatives to the proposed Agreements; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the Meetings relating to its consideration of the Agreements, including fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, as compared with the fees and expense ratios of a peer group of funds. Both the peer group and the funds within the peer group (collectively, the “Peer Group”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock1. The Board also received (a) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (b) information regarding fees paid to service providers that are affiliates of BlackRock; and (c) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	JANUARY 31, 2015	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates will provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Meetings.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as estimated actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the estimated actual management fee and the estimated total expense ratio each ranked in the third quartile, relative to the Fund’s Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

94	BLACKROCK FUNDS	JANUARY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

As the Fund had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board noted the existence of breakpoints in the advisory fee based upon the asset level of the Fund. Further, the Board noted the existence of expense caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

The Board, including the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board, including a majority of the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust on behalf of the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a two-year term beginning on the effective date of the Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS	JANUARY 31, 2015	95

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Global Long/Short Credit.

96	BLACKROCK FUNDS	JANUARY 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JANUARY 31, 2015	97

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	BLACKROCK FUNDS	JANUARY 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-1/15-SAR

JANUARY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„  BlackRock Multi-Asset Real Return Fund

„  BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK FUNDS	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	9.29	12.25
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2015	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2015, the Fund underperformed both benchmarks, the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index and the U.S. Consumer Price Index.

What factors influenced performance?

•

A precipitous drop in oil prices, amid slower global growth trends, led to negative returns across most energy-related areas of the market, which ultimately proved to be the largest detractor from the Fund’s performance. In particular, allocations to broad-based commodities, direct exposure to Brent oil (i.e., light sweet crude) and energy equities all produced double-digit losses during the period.

•	The most significant contributors to performance included exposure to health care and financials stocks, as both sectors produced positive returns during a challenging period for risk assets.

Describe recent portfolio activity.

•

In September, the Fund reduced exposure to energy-related securities by one third and increased its positioning within health care and financials to be more aligned with positive U.S. growth expectations and a weaker global commodities outlook. In December, the Fund introduced an equity wage basket (i.e., stocks positioned to benefit from wage inflation and increasing economic activity in the United States) by selling some energy and health care exposure.

•

The Fund employs derivatives as part of its investment strategy. At the end of the period, derivative positions included total return swaps on the S&P GSCI Commodity Index and Bloomberg Brent Crude Commodity Sub-Index in order to gain broad commodities and oil-related exposure. These derivative positions detracted from performance as commodities moved broadly lower over the period. The Fund also currently holds U.S. duration managed risk positions and holdings in a high yield credit default swap, which expresses a clear view on high yield credit without any underlying interest rate exposure. Neither of these positions had a material impact on performance during the period.

•	Cash was used to offset the Fund’s derivative exposure. The Fund’s cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund was allocated across a number of diverse asset classes. In fixed income, the Fund held TIPS. The Fund also held allocations in equities, commodities, real estate investment trusts and master limited partnerships, while maintaining a small cash position.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	51%
U.S. Treasury Obligations	32
Common Stocks	17

Ten Largest Holdings	Percent of Long-Term Investments

U.S. Treasury Inflation Indexed Notes	24%
BlackRock Floating Rate Income Portfolio, Institutional Class	23
Financial Select Sector SPDR Fund	10
Health Care Select Sector SPDR Fund	9
U.S. Treasury Inflation Indexed Bonds	9
iShares Gold Trust	5
Energy Select Sector SPDR Fund	4
Shell Midstream Partners LP	—[1]
Enterprise Products Partners LP	—[1]
Magellan Midstream Partners LP	—[1]
[1] Less than 1% of long-term investments.

4	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Multi-Asset Real Return Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in the following major categories: TIPS, equity securities, commodity-related securities, REITs, MLPs and bonds.

[3]	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]	A measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[5]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.18)%	(2.43)%	N/A	1.30%	N/A
Investor A	(6.40)	(2.83)	(7.93)%	0.98	(1.59)%
Investor C	(6.65)	(3.44)	(4.38)	0.30	0.30
Barclays U.S. TIPS Index	0.98	4.83	N/A	(1.33)	N/A
U.S. Consumer Price Index	(1.48)	0.82	N/A	0.95	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$938.20	$3.91	$1,000.00	$1,021.17	$4.08	0.80%
Investor A	$1,000.00	$936.00	$5.12	$1,000.00	$1,019.91	$5.35	1.05%
Investor C	$1,000.00	$933.50	$8.77	$1,000.00	$1,016.13	$9.15	1.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	5

Fund Summary as of January 31, 2015	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended January 31, 2015, the Fund’s Institutional Shares returned 2.65%, while the Investor A Shares returned 2.58% and Investor C Shares returned 2.14%. For the same period, a blend of 60% MSCI World Index (hedged)/50% Barclays U.S. Aggregate Bond Index returned 4.30%.

What factors influenced performance?

•

The Fund has a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund will determine the appropriate allocation across classes by seeking a balance of exposure to risks such as interest rate, credit, inflation, liquidity, economic and emerging market risks.

•

The performance of the blend of 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index is primarily determined by the performance of equity markets. Measured in terms of risk rather than dollars, the comparative index has an allocation of approximately 90% in equities and 10% in bonds.

•

The Fund’s commodities exposure negatively impacted the Fund’s return for the period, driven in large part by a sharp decline in crude oil prices. Emerging market debt and emerging market equities also detracted from performance. Volatility strategies detracted to a lesser degree.

•

From an asset class perspective, the largest positive contributor to performance was exposure to nominal and inflation-linked government debt, followed by large and small cap equities. In addition, the Fund made substantial gains from its currency hedging policy as the dollar rallied strongly over other currencies.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means of taking long-term positions in global markets and to achieve and/or manage various risk exposures, which may include economic, interest rate, emerging markets, credit, inflation and liquidity risks. During the period, the Fund’s derivatives positions designed to protect against any rapid rise in U.S. interest rates had a negative impact on returns as rates declined.

•	The Fund held cash in reserve in order to meet any potential margin calls. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

From a broad perspective, the Fund reduced overall exposure to risk between mid-October and mid-January in response to higher volatility and falling investor sentiment in the wake of the collapse in oil prices and the prospect of a global economic slowdown. The investment team returned the Fund’s risk level to its long-term target around the time the European Central Bank announced plans for purchases of government bonds in support of the region’s economy.

Describe Fund positioning at period end.

•

As of period end, the Fund maintained its full target risk allocation. The Fund was positioned with the view that risks and opportunities are very balanced between the possibility of accelerating growth on the one hand and of substantial economic shocks, especially out of Europe, on the other. The Fund continued to have protection in place against possible spikes in U.S. interest rates. Equities represented about 43% of total risk, followed by real assets at 24%, developed and emerging bonds at 22% and credit at 11%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	57%
U.S. Treasury Obligations	31
Investment Companies	12

Portfolio Holdings	Percent of Long-Term Investments

U.S. Treasury Notes	31%
Sweden Inflation Linked Bond	15
Australia Government Inflation Linked Bond	13
iShares TIPS Bond ETF	12
Republic of France Inflation Linked Bond	11
Canadian Government Bond	7
United Kingdom Gilt Inflation Linked Bond	7
Deutsche Bundesrepublik Inflation Linked Bond	4

6	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Strategic Risk Allocation Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, REITs and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

[4]

An index composed of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ger-many, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividends date 100% hedged to USD using 1-month forward exchange rates.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.65%	10.88%	N/A	3.90%	N/A
Investor A	2.58	10.58	4.78%	3.67	1.04%
Investor C	2.14	9.69	8.69	2.82	2.82
60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index	4.30	10.27	N/A	11.59	N/A
MSCI World Index Hedged USD Net	4.23	12.71	N/A	17.70	N/A
Barclays U.S. Aggregate Bond Index	4.36	6.61	N/A	2.78	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[9]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,026.50	$5.11	$1,000.00	$1,020.16	$5.09	1.00%
Investor A	$1,000.00	$1,025.80	$6.38	$1,000.00	$1,018.90	$6.36	1.25%
Investor C	$1,000.00	$1,021.40	$10.19	$1,000.00	$1,015.12	$10.16	2.00%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	7

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2014 and held through January 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JANUARY 31, 2015

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment, and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	9

Consolidated Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.0%
CH Robinson Worldwide, Inc.	235	$16,737
Automobiles — 0.1%
Ford Motor Co.	2,010	29,567
General Motors Co.	644	21,007
Harley-Davidson, Inc.	316	19,497

		70,071
Banks — 0.1%
Bank of America Corp.	2,483	37,617
Citigroup, Inc.	519	24,367
JPMorgan Chase & Co.	709	38,555

		100,539
Beverages — 0.0%
Monster Beverage Corp. (a)	138	16,139
Biotechnology — 0.2%
Alexion Pharmaceuticals, Inc. (a)	32	5,864
Amgen, Inc.	112	17,053
Biogen Idec, Inc. (a)	66	25,685
Celgene Corp. (a)	222	26,454
Gilead Sciences, Inc. (a)	536	56,189
Regeneron Pharmaceuticals, Inc. (a)	10	4,167

		135,412
Capital Markets — 0.1%
Affiliated Managers Group, Inc. (a)	15	3,083
Ameriprise Financial, Inc.	91	11,370
Franklin Resources, Inc.	226	11,646
The Goldman Sachs Group, Inc.	456	78,619

		104,718
Chemicals — 0.2%
CF Industries Holdings, Inc.	75	22,904
The Dow Chemical Co.	803	36,263
LyondellBasell Industries NV, Class A	733	57,973
Monsanto Co.	110	12,978
The Mosaic Co.	326	15,873

		145,991
Communications Equipment — 0.1%
Cisco Systems, Inc.	1,282	33,800
QUALCOMM, Inc.	765	47,782

		81,582
Consumer Finance — 0.0%
American Express Co.	31	2,501

Common Stocks	Shares	Value
Diversified Consumer Services — 0.0%
H&R Block, Inc.	379	$12,992
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B (a)	60	8,635
CME Group, Inc.	330	28,149
Intercontinental Exchange, Inc.	7	1,440
The NASDAQ OMX Group, Inc.	37	1,687

		39,911
Diversified Telecommunication Services — 0.0%
Verizon Communications, Inc.	647	29,574
Electric Utilities — 0.0%
NextEra Energy, Inc.	354	38,671
Food & Staples Retailing — 0.2%
Costco Wholesale Corp.	723	103,382
CVS Health Corp.	259	25,423
Sysco Corp.	950	37,211

		166,016
Food Products — 0.1%
Archer-Daniels-Midland Co.	1,148	53,531
The JM Smucker Co.	257	26,510
Kraft Foods Group, Inc.	395	25,809

		105,850
Health Care Equipment & Supplies — 0.0%
Intuitive Surgical, Inc. (a)	10	4,945
Health Care Providers & Services — 0.4%
Aetna, Inc.	237	21,761
AmerisourceBergen Corp.	762	72,428
Anthem, Inc.	234	31,581
Cardinal Health, Inc.	420	34,940
Express Scripts Holding Co. (a)	458	36,965
McKesson Corp.	277	58,904
UnitedHealth Group, Inc.	37	3,931

		260,510
Household Durables — 0.0%
DR Horton, Inc.	716	17,556
Lennar Corp., Class A	14	629
PulteGroup, Inc.	308	6,342

		24,527
Household Products — 0.1%
The Procter & Gamble Co.	561	47,287

Portfolio Abbreviations

ASX	Australian Securities Exchange	HKD	Hong Kong Dollar	S&P	Standard & Poor’s
AUD	Australian Dollar	INR	Indian Rupee	SEK	Swedish Krona
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	Korean Won	SPDR	Standard & Poor’s Depositary Receipts
CBOE	Chicago Board Option Exchange	LIBOR	London Interbank Offered Rate	SPI	Share Price Index Futures
CHF	Swiss Franc	LP	Limited Partnership	TIPS	Treasury Inflation Protected Securities
ETF	Exchange-Traded Fund	MYR	Malaysian Ringgit	TOPIX	Tokyo Stock Price Index
EUR	Euro	PHP	Philippine Peso	TWD	Taiwan New Dollar
FTSE	Financial Times Stock Exchange	REIT	Real Estate Investment Trust	USD	U.S. Dollar
GBP	British Pound	RUB	Russian Ruble

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
NextEra Energy Partners LP	1,080	$43,297
NRG Energy, Inc.	51	1,258

		44,555
Industrial Conglomerates — 0.1%
General Electric Co.	2,668	63,739
Insurance — 0.4%
ACE Ltd.	114	12,307
Aflac, Inc.	1,785	101,888
American International Group, Inc.	240	11,729
The Chubb Corp.	284	27,804
Genworth Financial, Inc., Class A (a)	766	5,347
Lincoln National Corp.	284	14,194
MetLife, Inc.	266	12,369
Torchmark Corp.	903	45,213
XL Group PLC	1,131	39,008

		269,859
Internet & Catalog Retail — 0.1%
Amazon.com, Inc. (a)	93	32,971
Netflix, Inc. (a)	61	26,950
The Priceline Group, Inc. (a)	11	11,104

		71,025
Internet Software & Services — 0.2%
Facebook, Inc., Class A (a)	538	40,840
Google, Inc., Class A (a)	127	68,269
Google, Inc., Class C (a)	118	63,073

		172,182
IT Services — 0.2%
MasterCard, Inc., Class A	463	37,980
Visa, Inc., Class A	328	83,610

		121,590
Leisure Products — 0.0%
Hasbro, Inc.	56	3,076
Machinery — 0.1%
PACCAR, Inc.	654	39,312
Pentair PLC	220	13,598

		52,910
Media — 0.2%
DIRECTV (a)	383	32,662
Discovery Communications, Inc., Class C (a)	53	1,478
Scripps Networks Interactive, Inc., Class A	168	11,943
Time Warner, Inc.	102	7,949
Twenty-First Century Fox, Inc., Class A	962	31,900
Viacom, Inc., Class B	464	29,891

		115,823
Multiline Retail — 0.0%
Kohl’s Corp.	205	12,243
Multi-Utilities — 0.0%
Public Service Enterprise Group, Inc.	112	4,780
Oil, Gas & Consumable Fuels — 4.8%
Access Midstream Partners LP	3,990	206,483
Anadarko Petroleum Corp.	206	16,841
Antero Midstream Partners LP (a)	1,600	37,520
Apache Corp.	46	2,878
Cabot Oil & Gas Corp.	50	1,325

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Chevron Corp.	628	$64,389
ConocoPhillips	327	20,594
Delek Logistics Partners LP	2,860	101,930
Dominion Midstream Partners LP	5,000	174,250
Enable Midstream Partners LP	1,940	34,493
Energy Transfer Partners LP (a)	1,770	108,678
Enterprise Products Partners LP	8,180	281,719
EOG Resources, Inc.	606	53,952
EQT Midstream Partners LP	1,810	153,579
Exxon Mobil Corp.	1,650	144,243
Genesis Energy LP	2,660	115,258
Kinder Morgan, Inc.	3,070	126,023
Magellan Midstream Partners LP	3,320	257,366
Marathon Oil Corp.	886	23,568
Marathon Petroleum Corp.	67	6,204
MarkWest Energy Partners LP	3,190	187,987
MPLX LP	2,420	192,487
Murphy Oil Corp.	61	2,740
ONEOK Partners LP	1,570	64,904
ONEOK, Inc.	413	18,184
PBF Logistics LP	1,400	31,920
Phillips 66	565	39,731
Phillips 66 Partners LP	780	56,488
Plains All American Pipeline LP	3,630	180,012
QEP Midstream Partners LP	1,772	27,643
QEP Resources, Inc.	98	1,982
Rose Rock Midstream LP	570	24,316
Shell Midstream Partners LP	8,100	324,162
Sunoco Logistics Partners LP	4,220	176,058
Targa Resources Partners LP	1,620	72,981
Tesoro Corp.	92	7,519
Tesoro Logistics LP	1,841	101,273
Valero Energy Corp.	335	17,715
Valero Energy Partners LP	1,180	58,941

		3,518,336
Pharmaceuticals — 0.2%
AbbVie, Inc.	382	23,054
Bristol-Myers Squibb Co.	143	8,619
Johnson & Johnson	483	48,368
Merck & Co., Inc.	333	20,073
Pfizer, Inc.	1,072	33,500

		133,614
Real Estate Investment Trusts (REITs) — 4.8%
Alexandria Real Estate Equities, Inc.	498	48,565
Allied Properties Real Estate Investment Trust	2,094	65,916
American Realty Capital Properties, Inc.	2,079	19,262
American Tower Corp.	290	28,116
Astro Japan Property Group	7,197	28,014
AvalonBay Communities, Inc.	711	122,996
Boston Properties, Inc.	1,578	219,026
The British Land Co. PLC	9,792	122,028
Camden Property Trust	701	54,012
Canadian Real Estate Investment Trust	798	30,282
CBL & Associates Properties, Inc.	1,390	28,662
CyrusOne, Inc.	1,597	44,796
Derwent London PLC	1,211	59,177
EPR Properties	797	51,853
Equity One, Inc.	2,214	60,309
Equity Residential	1,484	115,173

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	11

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Essex Property Trust, Inc.	364	$82,282
Extra Space Storage, Inc.	1,549	102,234
Federal Realty Investment Trust	548	78,786
Federation Centres	16,505	38,712
Fonciere Des Regions	720	73,754
Goodman Group	10,321	48,928
Gramercy Property Trust, Inc.	5,883	40,710
HCP, Inc.	865	40,906
Health Care REIT, Inc.	1,869	153,165
Healthcare Trust of America, Inc., Class A	1,230	36,236
Host Hotels & Resorts, Inc.	1,934	44,269
Kenedix Residential Investment Corp.	33	95,616
Kilroy Realty Corp.	570	42,266
The Link REIT	11,500	77,794
The Macerich Co.	586	50,402
McKay Securities PLC	8,249	28,577
Medical Properties Trust, Inc.	2,042	31,386
MID Reit, Inc.	8	20,462
Mirvac Group	33,779	50,524
National Health Investors, Inc.	609	45,529
Parkway Properties, Inc.	1,828	33,452
Pebblebrook Hotel Trust	1,398	64,923
Prologis, Inc.	2,034	91,815
Public Storage	174	34,946
Rexford Industrial Realty, Inc.	3,745	59,995
RLJ Lodging Trust	1,500	51,105
Sekisui House Reit, Inc.	24	29,226
Shaftesbury PLC	4,170	48,776
SIA Reit, Inc.	2	8,779
Simon Property Group, Inc.	1,226	243,557
SL Green Realty Corp.	490	61,740
Spirit Realty Capital, Inc.	2,268	29,166
STAG Industrial, Inc.	988	25,886
Starts Proceed Investment Corp.	18	33,302
Sunstone Hotel Investors, Inc.	3,899	66,478
Taubman Centers, Inc.	724	59,332
Unibail-Rodamco SE	207	58,303
Vastned Retail NV	712	35,300
Ventas, Inc.	1,563	124,743
Weingarten Realty Investors	1,734	64,990
Westfield Corp.	9,224	70,362

		3,576,901
Real Estate Management & Development — 1.3%
Ayala Land, Inc.	69,100	56,277
Croesus Retail Trust	50,000	34,928
Franshion Properties China Ltd.	108,000	31,709
Global Logistic Properties Ltd.	65,000	121,276
Kenedix, Inc.	5,000	22,488
Kennedy Wilson Europe Real Estate PLC	2,802	43,892
Kungsleden AB	5,350	40,985
LEG Immobilien AG (a)	1,053	80,629
Mitsubishi Estate Co. Ltd.	6,000	120,725
Nomura Real Estate Holdings, Inc.	2,400	40,384
Peet Ltd.	42,557	34,293
Sponda OYJ	9,710	44,719
ST Modwen Properties PLC	7,015	44,187
Sumitomo Realty & Development Co. Ltd.	2,000	63,794
Sun Hung Kai Properties Ltd.	7,000	113,906
The Wharf Holdings Ltd.	8,000	64,810

		959,002

Common Stocks	Shares	Value
Road & Rail — 0.0%
Union Pacific Corp.	203	$23,794
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Ltd.	400	41,152
Intel Corp.	353	11,663

		52,815
Software — 0.1%
Microsoft Corp.	1,574	63,590
Specialty Retail — 0.1%
AutoNation, Inc. (a)	386	23,013
CarMax, Inc. (a)	298	18,506
GameStop Corp., Class A	59	2,080
L Brands, Inc.	84	7,109
Staples, Inc.	362	6,172
Tractor Supply Co.	87	7,062

		63,942
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	1,659	194,368
SanDisk Corp.	82	6,225

		200,593
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., Class B	369	34,040
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	326	2,924
Tobacco — 0.3%
Altria Group, Inc.	2,484	131,900
Lorillard, Inc.	204	13,384
Reynolds American, Inc.	797	54,156

		199,440
Total Common Stocks — 15.1%		11,164,746

Investment Companies
Equity Funds — 24.8%
Energy Select Sector SPDR Fund	30,545	2,307,675
Financial Select Sector SPDR Fund	290,148	6,676,305
Health Care Select Sector SPDR Fund	90,324	6,256,743
iShares Gold Trust (a)(b)(c)	248,203	3,085,163

		18,325,886
Fixed Income Funds — 21.1%
BlackRock Floating Rate Income Portfolio, Institutional Class (c)	1,501,263	15,327,895
iShares TIPS Bond ETF (c)	1,728	199,809

		15,527,704
Total Investment Companies — 45.9%		33,853,590

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	953	$1,180,728
2.00%, 1/15/26		440	529,308
1.75%, 1/15/28		350	415,153
3.63%, 4/15/28		299	429,352
2.50%, 1/15/29		341	443,077
3.88%, 4/15/29		359	536,780
3.38%, 4/15/32		140	208,801
2.13%, 2/15/40-2/15/41		423	589,756
0.75%, 2/15/42		418	439,987
0.63%, 2/15/43		308	315,460
1.38%, 2/15/44		469	576,915
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/16-7/15/24		7,918	8,029,382
2.50%, 7/15/16		444	465,560
2.38%, 1/15/17		386	408,865
2.63%, 7/15/17		330	358,645
1.63%, 1/15/18		350	372,100
1.38%, 7/15/18-1/15/20		787	847,336
2.13%, 1/15/19		319	351,170
1.88%, 7/15/19		365	402,733
1.25%, 7/15/20		677	734,618
1.13%, 1/15/21		777	836,163
0.63%, 7/15/21-1/15/24		1,755	1,847,131

U.S. Treasury Obligations		Par (000)	Value
0.38%, 7/15/23	USD	934	$967,266
0.25%, 1/15/25		335	340,845
Total U.S. Treasury Obligations — 29.3%			21,627,131
Total Long-Term Investments (Cost — $65,402,013) — 90.3%			66,645,467

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (c)(d)		5,032,753	5,032,753
Total Short-Term Securities (Cost — $5,032,753) — 6.8%			5,032,753
Total Investments (Cost — $70,434,766) — 97.1%			71,678,220
Other Assets Less Liabilities — 2.9%			2,134,438

Net Assets — 100.0%			$73,812,658

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(c)	During the six months ended January 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2014	Shares Purchased	Shares/Beneficial Interest Sold	Shares Held at January 31, 2015	Value at January 31, 2015	Income	Realized Gain (Loss)
BlackRock Floating Rate Income Portfolio, Institutional Class	1,465,343	35,920	—	1,501,263	$15,327,895	$371,457	—
BlackRock Liquidity Funds, TempFund, Institutional Class	18,058,622	—	(13,025,869)[1]	5,032,753	$5,032,753	$2,834	—
BlackRock Liquidity Series, LLC, Money Market Series	$95,250	—	$(95,250)[1]	—	—	$1,349	—
iShares S&P GSCI Commodity Indexed Trust	10,765	27,812	(38,577)	—	—	—	$(238,935)
iShares TIPS Bond ETF	1,728	—	—	1,728	$199,809	$1,053	—
iShares Gold Trust	248,203	—	—	248,203	$3,085,163	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	2,304	—	(2,304)	—	—	$1,983	$(5,826)

[1]	Represents net shares/beneficial interest sold.

(d)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(57)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	7,459,875	$(271,116)

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

•	As of January 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	35,000	USD	28,072	Bank of America N.A.	4/22/15	$(528)
CHF	31,853	USD	37,505	Morgan Stanley Capital Services LLC	4/22/15	(2,674)
EUR	29,483	USD	34,022	HSBC Bank PLC	4/22/15	(681)
GBP	31,868	USD	48,200	State Street Bank and Trust Co.	4/22/15	(228)
HKD	110,486	USD	14,250	HSBC Bank PLC	4/22/15	2
JPY	2,111,652	USD	18,000	HSBC Bank PLC	4/22/15	—
JPY	8,504,000	USD	72,483	HSBC Bank PLC	4/22/15	8
SEK	80,864	USD	9,964	HSBC Bank PLC	4/22/15	(183)
USD	16,100	AUD	19,742	Goldman Sachs International	4/22/15	812
USD	6,067	GBP	4,000	BNP Paribas S.A.	4/22/15	46
USD	127,811	GBP	84,504	HSBC Bank PLC	4/22/15	605
USD	40,364	JPY	4,755,000	JPMorgan Chase Bank N.A.	4/22/15	(169)
USD	47,823	MYR	171,545	Standard Chartered Bank	4/22/15	863
USD	50,498	PHP	2,280,000	Standard Chartered Bank	4/22/15	(1,029)
USD	25,247	SGD	33,522	HSBC Bank PLC	4/22/15	494
Total						$(2,662)

•	As of January 31, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	5,643	$(23,630)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of January 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Bloomberg Brent Crude Subindex[1]	USD	1,558,557	[2]	JPMorgan Chase Bank N.A.	6/30/15	USD	1,559	$(185,008)	—	$(185,008)
S&P GSCI Excess Return on the Commodity Index[1]	USD	5,268,861	[2]	JPMorgan Chase Bank N.A.	6/30/15	USD	5,269	(465,341)	—	(465,341)
Total								$(650,349)	—	$(650,349)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Consolidated Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$9,486,934	$1,677,812	—	$11,164,746
Investment Companies	33,853,590	—	—	33,853,590
U.S. Treasury Obligations	—	21,627,131	—	21,627,131
Short-Term Securities	5,032,753	—	—	5,032,753

Total	$48,373,277	$23,304,943	—	$71,678,220

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,830	—	$2,830
Liabilities:
Commodity contracts	—	(650,349)	—	(650,349)
Credit contracts	—	(23,630)	—	(23,630)
Foreign currency exchange contracts	—	(5,492)	—	(5,492)
Interest rate contracts	$(271,116)	—	—	(271,116)

Total	$(271,116)	$(676,641)	—	$(947,757)

[1] Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation/ depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,663,983	—	—	$1,663,983
Foreign currency at value	57,968	—	—	57,968
Cash pledged for financial futures contracts	78,000	—	—	78,000
Cash pledged as collateral for OTC derivatives	800,000	—	—	800,000
Cash pledged for centrally cleared swaps	275,000	—	—	275,000

Total	$2,874,951	—	—	$2,874,951

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	15

Consolidated Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 8.4%
Australia Government Inflation Linked Bond:
1.00%, 11/21/18	AUD	744	$610,594
4.00%, 8/20/20		313	472,851
1.25%, 2/21/22		399	354,345
3.00%, 9/20/25		296	339,183
2.50%, 9/20/30		255	290,064
2.00%, 8/21/35		391	401,257

			2,468,294
Canada — 4.9%
Canadian Government Inflation Linked Bond:
4.25%, 12/01/26	CAD	400	486,959
4.00%, 12/01/31		302	403,574
2.00%, 12/01/41		156	182,577
1.50%, 12/01/44		232	253,543
1.25%, 12/01/47		98	103,692

			1,430,345
France — 6.9%
Republic of France Inflation Linked Bond:
0.45%, 7/25/16	EUR	367	418,705
0.10%, 7/25/21		163	193,621
1.10%, 7/25/22		470	596,850
1.85%, 7/25/27		367	531,613
0.70%, 7/25/30		210	273,722

			2,014,511
Germany — 2.4%
Deutsche Bundesrepublik Inflation Linked Bond:
0.75%, 4/15/18		195	226,818
1.75%, 4/15/20		148	187,597
0.10%, 4/15/23		152	183,428
0.50%, 4/15/30		76	101,238

			699,081
Sweden — 10.0%
Sweden Inflation Linked Bond:
0.50%, 6/01/17	SEK	3,525	452,073
4.00%, 12/01/20		2,590	506,330
0.25%, 6/01/22		4,235	543,472
1.00%, 6/01/25		5,875	815,655
3.50%, 12/01/28		2,750	629,588

			2,947,118
United Kingdom — 4.7%
United Kingdom Gilt Inflation Linked Bond:
0.13%, 3/22/24	GBP	184	306,189
0.13%, 3/22/29		105	182,450

Foreign Government Obligations		Par (000)	Value
United Kingdom (concluded)
0.75%, 3/22/34	GBP	116	$235,560
1.13%, 11/22/37		46	105,998
0.13%, 3/22/44		160	322,547
0.75%, 11/22/47		93	229,401

			1,382,145
Total Foreign Government Obligations — 37.3%			10,941,494

Investment Companies		Shares
Fixed Income Funds — 8.1%
iShares TIPS Bond ETF (a)		20,416	2,360,702

U.S. Treasury Obligations — 20.7%		Par (000)
U.S. Treasury Notes, 4.13%, 5/15/15 (b)	USD	6,000	6,068,436
Total Long-Term Investments (Cost — $19,879,821) — 66.1%			19,370,632

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (a)(c)(d)		9,020,003	9,020,003
Total Short-Term Securities (Cost — $9,020,003) — 30.8%			9,020,003

Options Purchased
(Cost — $126,000) — 0.0%			54
Total Investments before Options Written (Cost — $29,025,824) — 96.9%			28,390,689

Options Written
(Premiums Received — $62,160) — (2.1)%			(595,638)
Total Investments Net of Options Written — 94.8%			27,795,051
Other Assets Less Liabilities — 5.2%			1,511,640

Net Assets — 100.0%			$29,306,691

Notes to Consolidated Schedule of Investments

(a)	During the six months ended January 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Shares Purchased	Shares Sold	Shares Held at January 31, 2015	Value at January 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	15,083,019	—	(6,063,016)[1]	9,020,003	$9,020,003	$2,721	$1,033
iShares TIPS Bond ETF	16,748	3,668	—	20,416	$2,360,702	$10,208	—

[1]	Represents net shares sold.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

(c)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(d)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	ASX SPI 200 Index Futures[1]	Sydney	March 2015	USD	107,861	$8,368
37	Australian Government Bond (10 Year)	Sydney	March 2015	USD	3,796,005	147,505
1	E-mini Russell 2000 Index Futures[1]	New York	March 2015	USD	116,120	2,354
12	E-mini S&P 500 Index Futures[1]	Chicago Mercantile	March 2015	USD	1,193,040	(4,912)
13	EURO STOXX 50 Index Futures[1]	Eurex	March 2015	USD	491,966	51,318
2	FTSE 100 Index Futures[1]	NYSE Liffe	March 2015	USD	202,012	17,757
31	Japanese Government Bond (10 Year)	Singapore	March 2015	USD	3,911,232	23,291
6	mini MSCI Emerging Markets Index Futures[1]	New York	March 2015	USD	285,450	198
2	TOPIX Index Futures[1]	Tokyo	March 2015	USD	240,909	1,029
(22)	CBOE Volatility Index Futures[1]	Chicago Board of Trade	April 2015	USD	446,600	(7,715)
Total						$239,193

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	As of January 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased			Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	580,821	[1]	AUD	681,788	Deutsche Bank AG	3/03/15	$51,086
USD	99,273	[1]	AUD	128,000	JPMorgan Chase Bank N.A.	3/03/15	(180)
USD	403,050		AUD	494,000	JPMorgan Chase Bank N.A.	3/03/15	19,222
USD	2,018,848		AUD	2,472,000	JPMorgan Chase Bank N.A.	3/03/15	98,155
USD	462,208	[1]	BRL	1,201,000	JPMorgan Chase Bank N.A.	3/03/15	18,381
USD	202,614	[1]	CAD	229,474	Deutsche Bank AG	3/03/15	22,104
USD	243,980	[1]	CAD	309,000	JPMorgan Chase Bank N.A.	3/03/15	914
USD	1,478,203		CAD	1,756,000	JPMorgan Chase Bank N.A.	3/03/15	96,891
USD	768,048		EUR	650,000	Deutsche Bank AG	3/03/15	33,354
USD	2,833,132	[1]	EUR	2,279,491	Deutsche Bank AG	3/03/15	256,626
USD	222,356	[1]	EUR	196,000	JPMorgan Chase Bank N.A.	3/03/15	817
USD	205,784		EUR	174,000	JPMorgan Chase Bank N.A.	3/03/15	9,112
USD	98,183		GBP	65,000	Deutsche Bank AG	3/03/15	299
USD	1,428,536	[1]	GBP	913,121	Deutsche Bank AG	3/03/15	53,469
USD	128,244	[1]	GBP	85,000	JPMorgan Chase Bank N.A.	3/03/15	243
USD	343,790		GBP	227,000	JPMorgan Chase Bank N.A.	3/03/15	1,951
USD	287,669	[1]	INR	18,039,000	Citibank N.A.	3/03/15	(1,736)
USD	612,257	[1]	JPY	72,118,633	Deutsche Bank AG	3/03/15	(2,082)
USD	209,673		JPY	24,915,000	JPMorgan Chase Bank N.A.	3/03/15	(2,564)
USD	475,411	[1]	KRW	530,478,000	Goldman Sachs International	3/03/15	(9,072)
USD	115,823	[1]	MYR	391,000	Credit Suisse International	3/03/15	8,332
USD	300,172	[1]	RUB	13,967,000	Deutsche Bank AG	3/03/15	100,660
USD	117,002		SEK	967,000	JPMorgan Chase Bank N.A.	3/03/15	102
USD	2,990,540		SEK	24,076,000	JPMorgan Chase Bank N.A.	3/03/15	79,997
USD	396,624	[1]	TWD	12,240,000	Citibank N.A.	3/03/15	8,209
Total							$844,290

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	As of January 31, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.00%	Pay	3-month LIBOR	3/12/15	USD	8,400	$54

•	As of January 31, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.60%	Pay	3-month LIBOR	3/12/15	USD	8,400	$(595,638)

•	As of January 31, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	2,632	$(11,942)
CDX.NA.IG Series 23 Version 1	1.00%	Chicago Mercantile	12/20/19	BBB+	USD	6,838	(10,936)
iTraxx Europe Crossover Series 22 Version 1	5.00%	InterContinental Exchange	12/20/19	B+	EUR	793	22,508
iTraxx Europe Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	A-	EUR	5,589	18,766
Total							$18,396

•	As of January 31, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation
CDX.EM Series 22 Version 1	1.00%	Bank of America N.A.	12/20/19	USD	657	$81,008	$73,572	$7,436

•	As of January 31, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation
CDX.EM Series 22 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	4,011	$(494,556)	$(325,996)	$(168,560)
CDX.EM Series 22 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	750	(92,474)	(79,367)	(13,107)
Total							$(587,030)	$(405,363)	$(181,667)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	As of January 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Canadian (10 Year) Bond Futures March 2015	CAD 4,370,400[2]	Bank of America N.A.	2/23/15		30	[4]	$231,423	—	$231,423
Canadian (10 Year) Bond Futures March 2015	CAD 437,040[2]	Bank of America N.A.	2/23/15		3	[4]	18,145	—	18,145
Canadian (10 Year) Bond Futures March 2015	CAD 145,680[2]	Bank of America N.A.	2/23/15		1	[4]	4,702	—	4,702
Long Gilt Futures March 2015	GBP 123,870[2]	Bank of America N.A.	2/24/15		1	[4]	4,473	—	4,473
U.S. Treasury (10 Year) Notes Futures March 2015	USD 3,795,375[2]	Bank of America N.A.	2/25/15		29	[4]	141,352	—	141,352
U.S. Treasury (10 Year) Notes Futures March 2015	USD 261,750[2]	Bank of America N.A.	2/25/15		2	[4]	8,468	—	8,468
Euro-Bund Futures March 2015	EUR 3,028,410[2]	Bank of America N.A.	3/04/15		19	[4]	134,404	—	134,404
Euro-Bund Futures March 2015	EUR 159,390[2]	Bank of America N.A.	3/04/15		1	[4]	4,951	—	4,951
Euro-Bund Futures March 2015	EUR 159,390[2]	Bank of America N.A.	3/04/15		1	[4]	3,142	—	3,142
Long Gilt Futures March 2015	GBP 2,353,530[2]	Bank of America N.A.	3/27/15		19	[4]	219,926	—	219,926
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.08%[3]	JPMorgan Chase Bank N.A.	6/19/15	USD	1,110		55,254	—	55,254
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.22%[3]	JPMorgan Chase Bank N.A.	6/19/15	USD	406		6,746	—	6,746
MSCI Emerging Markets, Net Return Index[1]	3-month LIBOR plus 0.03%[3]	BNP Paribas S.A.	6/19/15	USD	2,263		43,914	—	43,914
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.07%[3]	JPMorgan Chase Bank N.A.	6/19/15	USD	2,041		(25,002)	—	(25,002)
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.11%[3]	JPMorgan Chase Bank N.A.	6/19/15	USD	684		(2,988)	—	(2,988)
S&P GSCI Excess Return on the Commodity Index[1]	USD 1,809,903[2]	BNP Paribas S.A.	6/19/15	USD	1,810		(75,650)	—	(75,650)
S&P GSCI Light Energy Official Close Index[1]	USD 1,254,168[2]	BNP Paribas S.A.	6/19/15	USD	1,254		(334,202)	—	(334,202)
Total							$439,058	—	$439,058

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Fund receives the total return of the reference entity and pays the floating amount. Net payment made at termination.

[4]	Contract amount shown.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	19

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Consolidated Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$10,941,494	—	$10,941,494
Investment Companies	$2,360,702	—	—	2,360,702
U.S. Treasury Obligations	—	6,068,436	—	6,068,436
Short-Term Securities	9,020,003	—	—	9,020,003
Options Purchased:
Interest Rate Contracts	—	54	—	54

Total	$11,380,705	$17,009,984	—	$28,390,689

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$48,710	—	$48,710
Equity contracts	$81,024	105,914	—	186,938
Foreign currency exchange contracts	—	859,924	—	859,924
Interest rate contracts	170,796	770,986	—	941,782
Liabilities:
Commodity contracts	—	(409,852)	—	(409,852)
Credit contracts	—	(204,545)	—	(204,545)
Equity contracts	(12,627)	(27,990)	—	(40,617)
Foreign currency exchange contracts	—	(15,634)	—	(15,634)
Interest rate contracts	—	(595,638)	—	(595,638)

Total	$239,193	$531,875	—	$771,068

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$51,877	—	—	$51,877
Cash pledged for financial futures contracts	302,000	—	—	302,000
Cash pledged for centrally cleared swaps	385,000	—	—	385,000

Total	$738,877	—	—	$738,877

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Statements of Assets and Liabilities

January 31, 2015 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1]	$48,032,600	$17,009,984
Investments at value — affiliated[2]	23,645,620	11,380,705
Cash	1,663,983	—
Cash pledged for financial futures contracts	78,000	302,000
Cash pledged as collateral for OTC derivatives	800,000	—
Cash pledged for centrally cleared swaps	275,000	385,000
Foreign currency at value[3]	57,968	51,877
Variation margin receivable on financial futures contracts	160	17,742
Investments sold receivable	522,975	—
Swap premiums paid	—	73,572
Unrealized appreciation on forward foreign currency exchange contracts	2,830	859,924
Unrealized appreciation on OTC swaps	—	884,336
Capital shares sold receivable	377,922	—
Interest receivable	26,610	92,739
Receivable from Manager	3,916	308
Dividends receivable — unaffiliated	26,932	—
Dividends receivable — affiliated	—	631
Prepaid expenses	51,174	27,916

Total assets	75,565,690	31,086,734

Liabilities
Options written at value[4]	—	595,638
Variation margin payable on financial futures contracts	39,188	58,715
Variation margin payable on centrally cleared swaps	10,424	9,201
Investments purchased payable	673,638	—
Swap premiums received	—	405,363
Unrealized depreciation on forward foreign currency exchange contracts	5,492	15,634
Unrealized depreciation on OTC swaps	650,349	619,509
Capital shares redeemed payable	283,729	—
Service and distribution fees payable	2,669	918
Investment advisory fees payable	20,216	5,911
Professional fees payable	45,420	43,210
Officer’s and Trustees’ fees payable	1,318	1,212
Other affiliates payable	2,514	921
Other accrued expenses payable	18,075	23,811

Total liabilities	1,753,032	1,780,043

Net Assets	$73,812,658	$29,306,691

Net Assets Consist of
Paid-in capital	$78,943,668	$29,186,505
Distributions in excess of net investment income	(251,814)	(1,011,287)
Accumulated net realized gain (loss)	(5,174,793)	944,075
Net unrealized appreciation/depreciation	295,597	187,398

Net Assets	$73,812,658	$29,306,691

[1] Investments at cost — unaffiliated	$46,389,623	$17,562,612
[2] Investments at cost — affiliated	$24,045,143	$11,463,212
[3] Foreign currency at cost	$57,659	$60,248
[4] Premiums received	—	$62,160

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	21

Consolidated Statements of Assets and Liabilities (concluded)

January 31, 2015 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$67,891,564	$26,936,436

Shares outstanding[5]	7,052,121	2,693,628

Net asset value	$9.63	$10.00

Investor A
Net assets	$3,708,987	$1,420,031

Shares outstanding[5]	386,257	142,203

Net asset value	$9.60	$9.99

Investor C
Net assets	$2,212,107	$950,224

Shares outstanding[5]	231,960	95,745

Net asset value	$9.54	$9.92

[5]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Consolidated Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Statements of Operations

Six Months Ended January 31, 2015 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$377,327	$12,929
Dividends — unaffiliated	270,237	47
Interest[1]	(150,952)[2]	(1,171)[2]
Securities lending — affiliated — net	1,349	—
Foreign taxes withheld	(1,038)	—

Total income	496,923	11,805

Expenses
Investment advisory	230,967	106,018
Professional	53,779	49,696
Administration	29,287	11,486
Registration	43,479	18,591
Printing	16,998	12,110
Service and distribution — class specific	18,735	3,974
Administration — class specific	9,309	3,410
Officer and Trustees	2,565	1,974
Transfer agent — class specific	19,511	1,670
Custodian	2,578	1,295
Miscellaneous	5,580	10,106

Total expenses	432,788	220,330
Less fees waived by Manager.	(79,646)	(69,677)
Less administration fees waived — class specific	(9,263)	(3,402)
Less transfer agent fees waived — class specific	(285)	(154)
Less transfer agent fees reimbursed — class specific	(17,363)	(1,445)

Total expenses after fees waived and reimbursed	326,231	145,652

Net investment income (loss)	170,692	(133,847)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(368,561)	(52,260)
Investments — affiliated	(244,761)	—
Capital gain distributions received from affiliated investment companies	—	1,033
Options written	—	63,700
Financial futures contracts	(26,878)	186,480
Swaps	(4,502,302)	576,400
Foreign currency transactions	(730)	635,574

	(5,143,232)	1,410,927

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	807,705	(477,973)
Investments — affiliated	(387,446)	22,365
Options written	—	(578,974)
Financial futures contracts	(271,116)	165,982
Swaps	(59,712)	(379,288)
Foreign currency translations	(3,353)	729,302

	86,078	(518,586)

Total realized and unrealized gain (loss)	(5,057,154)	892,341

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,886,462)	$758,494

[1]	Includes monthly inflationary and deflationary adjustments to income. See Note 3 of the Notes to Consolidated Financial Statements.

[2]	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest accrued to income for the period.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	23

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund		BlackRock Strategic Risk Allocation Fund
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income (loss)	$170,692	$744,419	$(133,847)	$(179,103)
Net realized gain (loss)	(5,143,232)	1,816,414	1,410,927	1,542,637
Net change in unrealized appreciation/depreciation	86,078	(101,691)	(518,586)	1,188,536

Net increase (decrease) in net assets resulting from operations	(4,886,462)	2,459,142	758,494	2,552,070

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,177,037)	(306,813)	(937,282)	(974,578)
Investor A	(52,779)	(32,232)	(43,538)	(14,165)
Investor C	(20,189)	(10,956)	(19,182)	(11,257)
Net realized gain:
Institutional	(1,400,718)	(116,804)	(65,224)	—
Investor A	(76,175)	(12,783)	(3,192)	—
Investor C	(46,178)	(5,147)	(1,627)	—

Decrease in net assets resulting from distributions to shareholders	(2,773,076)	(484,735)	(1,070,045)	(1,000,000)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,447,652	62,399,149	1,877,880	1,092,625

Net Assets
Total increase (decrease) in net assets	(3,211,886)	64,373,556	1,566,329	2,644,695
Beginning of period	77,024,544	12,650,988	27,740,362	25,095,667

End of period	$73,812,658	$77,024,544	$29,306,691	$27,740,362

Undistributed (distributions in excess of) net investment income, end of period	$(251,814)	$827,499	$(1,011,287)	$122,562

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Institutional			Investor A
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$10.47	$10.00	$10.62	$10.45	$10.00

Net investment income[2]	0.03	0.18	0.09	0.01	0.15	0.08
Net realized and unrealized gain (loss)	(0.69)	0.29	0.38	(0.69)	0.30	0.37

Net increase (decrease) from investment operations	(0.66)	0.47	0.47	(0.68)	0.45	0.45

Distributions from:[3]
Net investment income	(0.17)	(0.20)	—	(0.14)	(0.20)	—
Net realized gain	(0.20)	(0.08)	—	(0.20)	(0.08)	—

Total distributions	(0.37)	(0.28)	—	(0.34)	(0.28)	—

Net asset value, end of period	$9.63	$10.66	$10.47	$9.60	$10.62	$10.45

Total Return[4]
Based on net asset value	(6.18)%[5]	4.61%	4.70%[5]	(6.40)%[5]	4.34%	4.50%[5]

Ratios to Average Net Assets
Total expenses[6]	1.07%[7]	1.28%	3.48%[7,8]	1.40%[7]	1.65%	3.73%[7,8]

Total expenses after fees waived and reimbursed[6]	0.80%[7]	0.80%	0.79%[7]	1.05%[7]	1.05%	1.05%[7]

Net investment income[6]	0.49%[7]	1.73%	1.47%[7]	0.25%[7]	1.40%	1.34%[7]

Supplemental Data
Net assets, end of period (000)	$67,892	$65,182	$11,915	$3,709	$9,533	$464

Portfolio turnover rate	19%	140%	40%	19%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012 to July 31, 2013
Investments in underlying funds	0.23%	0.35%	0.41%

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 3.60% and 3.85%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	25

Consolidated Financial Highlights (concluded)	BlackRock Multi-Asset Real Return Fund

	Investor C
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.41	$10.00

Net investment income (loss)[2]	(0.03)	0.09	0.04
Net realized and unrealized gain (loss)	(0.67)	0.28	0.37

Net increase (decrease) from investment operations	(0.70)	0.37	0.41

Distributions from:[3]
Net investment income	(0.09)	(0.17)	—
Net realized gain	(0.20)	(0.08)	—

Total distributions	(0.29)	(0.25)	—

Net asset value, end of period	$9.54	$10.53	$10.41

Total Return[4]
Based on net asset value	(6.65)%[5]	3.56%	4.10%[5]

Ratios to Average Net Assets
Total expenses[6]	2.10%[7]	2.41%	4.42%[7,8]

Total expenses after fees waived and reimbursed[6]	1.80%[7]	1.80%	1.79%[7]

Net investment income (loss)[6]	(0.50)%[7]	0.87%	0.66%[7]

Supplemental Data
Net assets, end of period (000)	$2,212	$2,310	$271

Portfolio turnover rate	19%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012 to July 31, 2013
Investments in underlying funds	0.23%	0.35%	0.41%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 4.54%.

See Notes to Consolidated Financial Statements.

26	BLACKROCK FUNDS	JANUARY 31, 2015

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Institutional			Investor A
	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2015	Period December 27, 2012[1] to July 31, 2013	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.11	$9.54	$10.00	$10.09	$9.53	$10.00

Net investment loss[2]	(0.05)	(0.07)	(0.02)	(0.06)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.31	1.02	(0.40)	0.31	1.00	(0.41)

Net increase (decrease) from investment operations	0.26	0.95	(0.42)	0.25	0.92	(0.43)

Distributions from:[3]
Net investment income	(0.35)	(0.38)	(0.04)	(0.33)	(0.36)	(0.04)
Net realized gain	(0.02)	—	—	(0.02)	—	—

Total distributions	(0.37)	(0.38)	(0.04)	(0.35)	(0.36)	(0.04)

Net asset value, end of period	$10.00	$10.11	$9.54	$9.99	$10.09	$9.53

Total Return[4]
Based on net asset value	2.65%[5]	10.24%	(4.25)%[5]	2.58%[5]	9.92%	(4.35)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.52%[7]	1.69%	2.36%[7,8]	1.88%[7]	2.09%	2.38%[7,8]

Total expenses after fees waived and reimbursed[6]	1.00%[7]	1.00%	0.99%[7]	1.25%[7]	1.25%	1.24%[7]

Net investment loss[6]	(0.92)%[7]	(0.67)%	(0.35)%[7]	(1.18)%[7]	(0.81)%	(0.30)%[7]

Supplemental Data
Net assets, end of period (000)	$26,936	$26,325	$24,404	$1,420	$1,014	$378

Portfolio turnover rate	94%	77%	59%	94%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012 to July 31, 2013
Investments in underlying funds	0.11%	0.10%	0.18%

[7]	Annualized.
[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 2.57% and 2.59%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	27

Consolidated Financial Highlights (concluded)	BlackRock Strategic Risk Allocation Fund

	Investor C
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.02	$9.48	$10.00

Net investment loss[2]	(0.10)	(0.16)	(0.06)
Net realized and unrealized gain (loss)	0.31	1.00	(0.42)

Net increase (decrease) from investment operations	0.21	0.84	(0.48)

Distributions from:[3]
Net investment income	(0.29)	(0.30)	(0.04)
Net realized gains	(0.02)	—	—

Total distributions	(0.31)	(0.30)	(0.04)

Net asset value, end of period	$9.92	$10.02	$9.48

Total Return[4]
Based on net asset value	2.14%[5]	9.09%	(4.86)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.60%[7]	2.80%	3.00%[7,8]

Total expenses after fees waived and reimbursed[6]	2.00%[7]	2.00%	1.98%[7]

Net investment loss[6]	(1.96)%[7]	(1.67)%	(0.98)%[7]

Supplemental Data
Net assets, end of period (000)	$950	$402	$313

Portfolio turnover rate	94%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period December 27, 2012 to July 31, 2013
Investments in underlying funds	0.11%	0.10%	0.18%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 3.21%.

See Notes to Consolidated Financial Statements.

28	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-Asset Real Return Fund	Multi-Asset Real Return	Diversified
BlackRock Strategic Risk Allocation Fund	Strategic Risk Allocation	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 5.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

As of January 31, 2015, Strategic Risk Allocation’s investment in BlackRock Liquidity Funds, TempFund was 31% of the Fund’s net assets. The financial statements of BlackRock Liquidity Funds, TempFund, including the Schedules of Investments, can be read in conjunction with Strategic Risk Allocation’s financial statements. BlackRock Liquidity Funds, TempFund financial statements are included in filings under BlackRock Liquidity Funds, which are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Multi-Asset Real Return and Strategic Risk Allocation include the accounts of BlackRock Cayman Multi-Asset Real Return Fund, Ltd. (“Cayman Multi-Asset Real Return”) and BlackRock Cayman Strategic Risk Allocation Fund, Ltd. (“Cayman Strategic Risk Allocation”) (the “Subsidiaries”), which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of each Subsidiary included in the consolidated financial statements:

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Consolidated Statements of Assets and Liabilities
Total assets	$4,898,601	$5,817,890
Total liabilities	—	57,839

Net assets	$4,898,601	$5,760,051
Consolidated Statements of Operations
Net investment income	$84	$1,083
Net realized gain (loss) from:
Investments – affiliated	(238,935)	—
Financial futures contracts	—	(90,532)
Swaps	(4,587,363)	(266,172)
Foreign currency transactions	—	577,802

	(4,826,298)	221,098

BLACKROCK FUNDS	JANUARY 31, 2015	29

Notes to Consolidated Financial Statements (continued)

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Net change in unrealized appreciation/depreciation
Investments – affiliated	$7,213	—
Financial futures contracts	—	$88,637
Swaps	(86,609)	(664,477)
Foreign currency translations	—	460,910

	(79,396)	(114,930)

Net increase (decrease) in net assets resulting from operations	$(4,905,610)	$107,251
Consolidated Statements of Changes in Net Assets
Net investment income	$84	$2,289
Net realized gain (loss)	(4,574,303)	956,880
Net change in unrealized appreciation/depreciation	(610,977)	106,898

Net increase (decrease) in net assets resulting from operations	$(5,185,196)	$1,066,067

2. Significant Accounting Policies:

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant polices followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Multi-Asset Real Return values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with

30	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have past are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK FUNDS	JANUARY 31, 2015	31

Notes to Consolidated Financial Statements (continued)

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Funds’ consolidated financial statements presented under U.S. GAAP for such investments held by the Subsidiaries may differ significantly from distributions. As such, any net gain will pass through to the Funds as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Lending: Multi-Asset Real Return may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by Multi-Asset Real Return is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, Multi-Asset Real Return is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of January 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments.

Securities lending transactions are entered into by Multi-Asset Real Return under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Multi-Asset Real Return, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Multi-Asset Real Return can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

32	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Multi-Asset Real Return benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Multi-Asset Real Return could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g. inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited, if any, is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for the variation margin in the Consolidated Statements of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Strategic Risk Allocation purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

BLACKROCK FUNDS	JANUARY 31, 2015	33

Notes to Consolidated Financial Statements (continued)

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended January 31, 2015 for Strategic Risk Allocation, transactions in options written were as follows:

	Calls

	Notional (000)	Premiums Received

Outstanding options, beginning of period	$13,400	$93,800
Options written	8,400	62,160
Options closed	(13,400)	(93,800)

Outstanding options, end of period	$8,400	$62,160

Swaps: The Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the

34	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2015
		Multi-Asset Real Return		Strategic Risk Allocation
		Value
	Consolidated Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
	Net unrealized appreciation/depreciation[1] ;
Interest rate contracts	Unrealized appreciation/depreciation on OTC swaps[1]	—	$271,116	$941,836	$595,638
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$2,830	5,492	859,924	15,634
Credit contracts	Unrealized appreciation on OTC swaps[1] ; Swap premiums paid	—	23,630	122,282	609,908
	Net unrealized appreciation/depreciation[1] ;
Equity contracts	Unrealized appreciation on OTC swaps[1]	—	—	186,938	40,617
Commodity contracts	Unrealized appreciation on OTC swaps[1]	—	650,349	—	409,852
Total		$2,830	$950,587	$2,110,980	$1,671,649

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Six Months Ended January 31, 2015
	Multi-Asset Real Return	Strategic Risk Allocation	Multi-Asset Real Return	Strategic Risk Allocation
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(26,878)	$277,012	$(271,116)	$77,337
Swaps	—	621,327	—	633,517
Options[1]	—	11,440	—	(674,598)
Foreign currency exchange contracts:
Foreign currency transactions/translations	6,396	741,127	(3,371)	744,361
Credit contracts:
Swaps	85,061	221,245	26,897	(348,328)
Equity contracts:
Financial futures contracts	—	(90,532)	—	88,645
Swaps	—	20,457	—	(290,487)
Commodity contracts:
Swaps	(4,587,363)	(286,629)	(86,609)	(373,990)

Total	$(4,522,784)	$1,515,447	$(334,199)	$(143,543)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS	JANUARY 31, 2015	35

Notes to Consolidated Financial Statements (continued)

For the six months ended January 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Financial futures contracts:
Average notional value of contracts - long	—	$9,358,866
Average notional value of contracts - short	$3,729,938	$341,040
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$340,635	$12,642,437
Average amounts sold - in USD	$313,800	—
Options:
Average notional value of swaption contracts purchased	—	$8,400,000
Average notional value of swaption contracts written	—	$8,400,000
Credit default swaps:
Average notional value - buy protection	—	$328,500
Average notional value - sell protection	$5,616,000	$22,397,640
Total return swaps:
Average notional value	$8,092,147	$24,023,677

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a party has

36	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

As of January 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Multi-Asset Real Return		Strategic Risk Allocation
	Assets	Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$160	$39,188	$17,742		$58,715
Forward foreign currency exchange contracts	2,830	5,492	859,924		15,634
Options	—	—	54	[1]	595,638
Swaps - centrally cleared	—	10,424	—		9,201
Swaps - OTC[2]	—	650,349	957,908		1,024,872

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$2,990	$705,453	$1,835,628		$1,704,060
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(160)	(49,612)	(17,742)		(67,916)

Total derivative assets and liabilities subject to an MNA	$2,830	$655,841	$1,817,886		$1,636,144

[1]

Includes options purchased at value which are included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received, if any, in the Consolidated Statements of Assets and Liabilities.

As of January 31, 2015, the following tables present the Funds’ derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Funds:

Multi-Asset Real Return
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$46	—	—	—	$46
Goldman Sachs International	812	—	—	—	812
HSBC Bank PLC	1,109	$(864)	—	—	245
Standard Chartered Bank	863	(863)	—	—	—

Total	$2,830	$(1,727)	—	—	$1,103

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$528	—	—	—	$528
HSBC Bank PLC	864	$(864)	—	—	—
JPMorgan Chase Bank N.A.	650,518	—	—	$(650,518)	—
Morgan Stanley Capital Services LLC	2,674	—	—	—	2,674
Standard Chartered Bank	1,029	(863)	—	—	166
State Street Bank and Trust Co.	228	—	—	—	228

Total	$655,841	$(1,727)	—	$(650,518)	$3,596

BLACKROCK FUNDS	JANUARY 31, 2015	37

Notes to Consolidated Financial Statements (continued)

Strategic Risk Allocation
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$851,994	—	—	—	$851,994
BNP Paribas S.A	43,914	$(43,914)	—	—	—
Citibank N.A	8,209	(1,736)	—	—	6,473
Credit Suisse International	8,332	—	—	—	8,332
Deutsche Bank AG	517,598	(2,082)	—	—	515,516
JPMorgan Chase Bank N.A	387,839	(387,839)	—	—	—

Total	$1,817,886	$(435,571)	—	—	$1,382,315

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A	$409,852	$(43,914)	—	—	$365,938
Citibank N.A	1,736	(1,736)	—	—	—
Deutsche Bank AG	2,082	(2,082)	—	—	—
Goldman Sachs International	9,072	—	—	—	9,072
JPMorgan Chase Bank N.A	1,213,402	(387,839)	$(825,563)	—	—

Total	$1,636,144	$(435,571)	$(825,563)	—	$375,010

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset Real Return	Strategic Risk Allocation
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, for Multi-Asset Real Return, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. However, for Strategic Risk Allocation, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Consolidated Statements of Operations. For the six months ended January 31, 2015, the amounts waived were as follows:

Multi-Asset Real Return	$50,293
Strategic Risk Allocation	$4,208

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on each Fund’s net assets, which includes the assets of the Subsidiaries.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Multi-Asset Real Return, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore)

38	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, as applicable, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended January 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$6,868	$11,867	$18,735
Strategic Risk Allocation	$1,554	$2,420	$3,974

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended January 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$135	$100	$51	$286
Strategic Risk Allocation	$114	$21	$20	$155

For the six months ended January 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$14,888	$3,724	$899	$19,511
Strategic Risk Allocation	$768	$698	$204	$1,670

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Consolidated Statements of Operations, is paid at the annual rates below. In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Consolidated Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

BLACKROCK FUNDS	JANUARY 31, 2015	39

Notes to Consolidated Financial Statements (continued)

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Consolidated Statements of Operations, was paid at the annual rates shown below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee - Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the six months ended January 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Consolidated Statements of Operations:

Multi-Asset Real Return	$23,839
Strategic Risk Allocation	$5,012

For the six months ended January 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$8,352	$671	$286	$9,309
Strategic Risk Allocation	$3,203	$150	$57	$3,410

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

These amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statements of Operations. For the six months ended January 31, 2015, the amounts included in fees waived by Manager were as follows:

Multi-Asset Real Return	$29,353
Strategic Risk Allocation	$65,469

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$8,307	$671	$285	$9,263
Strategic Risk Allocation	$3,197	$150	$55	$3,402

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$135	$100	$50	$285
Strategic Risk Allocation	$114	$21	$19	$154

40	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$13,048	$3,493	$822	$17,363
Strategic Risk Allocation	$602	$666	$177	$1,445

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On January 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2015	2016	2017
Multi-Asset Real Return
Fund Level	$141,165	$115,838	$29,353
Institutional	$1,544	$25,915	$21,490
Investor A	$184	$2,291	$4,264
Investor C	$47	$1,234	$1,157
Strategic Risk Allocation
Fund Level	$148,224	$162,792	$65,469
Institutional	$3,482	$6,827	$3,913
Investor A	$236	$640	$837
Investor C	$108	$480	$251

For the six months ended January 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Multi-Asset Real Return	$1,390
Strategic Risk Allocation	$690

For the six months ended January 31, 2015, affiliates received CDSCs as follows:

Investor C
Multi-Asset Real Return	$2,184

The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Multi-Asset Real Return, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Multi-Asset Real Return is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Multi-Asset Real Return.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Multi-Asset Real Return retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Multi-Asset Real Return retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified

BLACKROCK FUNDS	JANUARY 31, 2015	41

Notes to Consolidated Financial Statements (continued)

threshold, Multi-Asset Real Return, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Multi-Asset Real Return is shown as securities lending — affiliated – net in the Consolidated Statements of Operations. For the six months ended January 31, 2015, Multi-Asset Real Return paid BIM $242 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statements of Operations.

6. Purchases and Sales:

For the six months ended January 31, 2015, purchases and sales of investments, excluding short-term securities were as follows:

Purchases	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$11,179,814	$7,679,159
U.S. Government Securities	7,826,884	—
Total Purchases	$19,006,698	$7,679,159

Sales	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$10,447,710	—
U.S. Government Securities	1,960,229	$6,142,500
Total Sales	$12,407,939	$6,142,500

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the year ended July 31, 2014 and the period ended July 31, 2013.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2014, Strategic Risk Allocation had capital loss carryforwards of $126,696, with no expiration dates, available to offset future realized capital gains.

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Tax cost	$70,529,127	$29,046,883

Gross unrealized appreciation	$2,714,694	$95,718
Gross unrealized depreciation	(1,565,601)	(751,912)

Net unrealized appreciation (depreciation)	$1,149,093	$(656,194)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in

42	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Consolidated Financial Statements (continued)

effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Consolidated Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
Multi-Asset Real Return	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,829,782	$18,793,667	6,543,666	$67,658,896
Shares issued in reinvestment of distributions	85,893	834,881	13,735	140,916
Shares redeemed	(980,590)	(9,924,706)	(1,578,527)	(16,556,251)

Net increase	935,085	$9,703,842	4,978,874	$51,243,561

Investor A
Shares sold	123,219	$1,277,735	887,110	$9,483,968
Shares issued in reinvestment of distributions	12,726	123,435	4,080	41,776
Shares redeemed	(647,433)	(6,791,556)	(37,860)	(401,380)

Net increase (decrease)	(511,488)	$(5,390,386)	853,330	$9,124,364

Investor C
Shares sold	41,678	$427,258	218,668	$2,297,974
Shares issued in reinvestment of distributions	6,861	66,138	1,445	14,731
Shares redeemed	(36,027)	(359,200)	(26,742)	(281,481)

Net increase	12,512	$134,196	193,371	$2,031,224

Total Net Increase	436,109	$4,447,652	6,025,575	$62,399,149

BLACKROCK FUNDS	JANUARY 31, 2015	43

Notes to Consolidated Financial Statements (concluded)

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
Strategic Risk Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	126,762	$1,284,870	85,934	$819,969
Shares issued in reinvestment of distributions	2,482	24,495	3,190	29,857
Shares redeemed	(40,157)	(408,929)	(43,453)	(424,370)

Net increase	89,087	$900,436	45,671	$425,456

Investor A
Shares sold	48,710	$492,467	75,618	$745,267
Shares issued in reinvestment of distributions	4,653	45,839	1,417	13,269
Shares redeemed	(11,664)	(117,031)	(16,248)	(158,256)

Net increase	41,699	$421,275	60,787	$600,280

Investor C
Shares sold	62,586	$625,630	9,724	$94,045
Shares issued in reinvestment of distributions	1,985	19,449	1,060	9,896
Shares redeemed	(8,913)	(88,910)	(3,768)	(37,052)

Net increase	55,658	$556,169	7,016	$66,889

Total Net Increase	186,444	$1,877,880	113,474	$1,092,625

At January 31, 2015, shares owned by affiliates of Strategic Risk Allocation were as follows:

	Institutional	Investor A	Investor C
Shares	2,504,182	2,509	2,509

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

44	BLACKROCK FUNDS	JANUARY 31, 2015

Disclosure of Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on September 18-19, 2014 (the “September Meeting”) to consider the initial approval of (a) the sub-advisory agreement between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (“BIL”) with respect to BlackRock Multi-Asset Real Return Fund (the “Fund”), a series of the Trust (the “BIL Sub-Advisory Agreement”) and (b) the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Sub-Advisory Agreements were substantially the same as the sub-advisory agreement previously approved with respect to the Fund.

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the September Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Trust’s investment advisory agreement (the “Advisory Agreement”) with the Manager on behalf of the Fund was most recently approved by the Board at an in-person meeting on May 28-30, 2014 (the “May Meeting”). A discussion of the basis for the Board’s approval of the Advisory Agreement at the May Meeting is included in the Fund’s annual shareholder report for the fiscal year ended July 31, 2014. The factors considered by the Board at the September Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May Meeting.

Following discussion, all the Board Members present at the September Meeting, including all the Independent Board Members present, approved the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS	JANUARY 31, 2015	45

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Collette Chilton, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, United Kingdom EH3 8BL BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Multi-Asset Real Return.

46	BLACKROCK FUNDS	JANUARY 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JANUARY 31, 2015	47

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	BLACKROCK FUNDS	JANUARY 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MRRSRA-1/15-SAR

JANUARY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„  BlackRock Short Obligations Fund

„  BlackRock Short-Term Treasury Fund

„  BlackRock Ultra-Short Obligations Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK FUNDS	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	9.29	12.25
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S.Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2015	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2015, the Fund outperformed its benchmark, the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was attributable to its non-benchmark allocation to spread sectors such as corporate bonds and asset-backed securities. In addition, the Fund benefited from maintaining a spread duration overweight (greater sensitivity to changes in credit spreads) relative to the benchmark.

•	There were no detractors from the Fund’s performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•	There were no changes to the Fund’s portfolio during the six-month period.

Describe Fund positioning at period end.

•

The Fund continued to maintain non-benchmark exposure to credit securities and a duration (level of sensitivity to changes in interest rates) neutral to the benchmark. As of period end, 58.5% of the Fund’s net assets were invested in floating rate securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	68%
Certificates of Deposit	10
Repurchase Agreements	10
Commercial Paper	7
Asset-Backed Securities	5

Maturity Breakdown	Percent of Net Assets
1-7 days	5%
8-14 days	2
15-30 days	4
31-60 days	11
61-90 days	8
91-120 days	5
121-150 days	2
> 150 days	63

4	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

[3]	An unmanaged index that tracks 6-Month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
BlackRock	0.62%	(0.51)%	0.17%	0.50%	0.53%
Institutional	0.60	(0.51)	0.25	0.48	0.49
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index	—	—	0.08	0.13	0.17

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock Short Obligations Fund
BlackRock	$1,000.00	$1,001.70	$0.50	$1,000.00	$1,024.70	$0.51	0.10%
Institutional	$1,000.00	$1,002.50	$0.66	$1,000.00	$1,024.55	$0.66	0.13%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	5

Fund Summary as of January 31, 2015	BlackRock Short-Term Treasury Fund

Investment Objective

BlackRock Short-Term Treasury Fund’s (the “Fund”) investment objective is to seek current income consistent with liquidity and preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2015, the Fund matched the return of its benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund invests in U.S. Treasury bills, Treasury notes with maturities less than 13 months and ultra-short-dated repurchase agreements. The Fund’s duration positioning (level of sensitivity to interest rate movements), its systematic securities trading and its allocations in repurchase agreements were the main contributors to performance over the period.

•

The Fund’s increased liquidity profile favoring Treasury bills over Treasury notes detracted from performance given liquidity differentials between the asset classes. Additionally, the Fund’s low level of exposure to nine-

month to 12-month fixed rate securities detracted from returns as these securities performed strongly throughout the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its repurchase agreement allocation while increasing floating rate exposure. Fixed rate purchases were extended over the period to an eight-month maturity limit, compared to the previous six-month tenure limit.

Describe Fund positioning at period end.

•

As of period end, the Fund’s duration, which stood at 88 days, was higher in comparison to the benchmark. The Fund maintained non-benchmark positions in U.S. Treasury floating rate notes and repurchase agreements collateralized by U.S. Treasury obligations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	89%
Repurchase Agreements	13
Liabilities in Excess of Other Assets	(2)

Maturity Breakdown	Percent of Net Assets
1-7 days	15%
8-14 days	—
15-30 days	8
31-60 days	8
61-90 days	11
91-120 days	21
121-150 days	1
> 150 days	36

6	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Short-Term Treasury Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Daily Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the United States, including securities only guaranteed by the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

[3]	An index that measures total return on cash; including price and interest income, based on short-term government Treasury bills of about 90-day maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
Institutional Daily	0.03%	(1.33)%	0.01%	0.05%	0.03%
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index	—	—	0.01	0.02	0.04

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock Short-Term Treasury Fund
Institutional Daily	$1,000.00	$1,000.10	$0.30	$1,000.00	$1,024.90	$0.31	0.06%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	7

Fund Summary as of January 31, 2015	BlackRock Ultra-Short Obligations Fund

Investment Objective

BlackRock Ultra-Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2015, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was attributable to its non-benchmark allocation to spread sectors such as corporate bonds and money market securities including repurchase agreements. In addition, the Fund benefited from maintaining a spread duration overweight (greater sensitivity to changes in credit spreads) relative to the benchmark during the period.

•	There were no detractors from the Fund’s performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained a floating rate credit overweight. There were no changes to overall portfolio holdings.

Describe Fund positioning at period end.

•

The Fund continued to maintain non-benchmark exposure to credit securities with a concentration in high-quality bank obligations. As of period end, 34.5% of the Fund’s net assets were invested in floating rate securities. The Fund’s duration (level of sensitivity to changes in interest rates) was slightly lower than the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	61%
Commercial Paper	15
Repurchase Agreements	15
Certificates of Deposit	10
Liabilities in Excess of Other Assets	(1)

Maturity Breakdown	Percent of Net Assets
1-7 days	10%
8-14 days	4
15-30 days	14
31-60 days	26
61-90 days	6
91-120 days	7
121-150 days	12
> 150 days	21

8	BLACKROCK FUNDS	JANUARY 31, 2015

BlackRock Ultra-Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
BlackRock	0.57%	(0.61)%	0.19%	0.36%	0.36%
Institutional	0.55	(0.61)	0.18	0.33	0.32
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.01	0.03	0.06

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock Ultra-Short Obligations Fund
BlackRock	$1,000.00	$1,001.90	$0.50	$1,000.00	$1,024.70	$0.51	0.10%
Institutional	$1,000.00	$1,001.80	$0.66	$1,000.00	$1,024.55	$0.66	0.13%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2015	9

About Fund Performance

•

BlackRock, Institutional and Institutional Daily Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 9, 2013, BlackRock Short Obligations and BlackRock Ultra-Short Obligations Funds’ Institutional Shares performance results are those of BlackRock Shares restated to reflect Institutional Shares fees.

Refer to www.blackrock.com/cash to obtain performance data current to the most recent month-end. Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance charts on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value

(“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2014 and held through January 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
CarMax Auto Owner Trust, 0.46%, 4/17/17	$167	$167,183
CNH Equipment Trust, 0.48%, 8/15/17	200	199,955
Honda Auto Receivables Owner Trust, 0.41%, 9/21/16	159	158,995
Hyundai Auto Receivables Trust, 0.46%, 1/16/17	125	125,304
Mercedes-Benz Auto Lease Trust, 0.48%, 6/15/16	209	209,252
Volkswagen Auto Loan Enhanced Trust, 0.42%, 3/20/17	179	178,947
Volkswagen Credit Auto Master Trust, 0.52%, 7/22/19 (a)(b)	100	99,756
Total Asset-Backed Securities — 4.6%		1,139,392

Corporate Bonds
Aerospace & Defense — 1.2%
The Boeing Co., 0.36%, 10/30/17 (b)	300	300,286
Automobiles — 4.1%
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)	500	513,135
Volkswagen International Finance NV, 2.88%, 4/01/16 (a)	500	512,465

		1,025,600
Banks — 33.7%
Australia & New Zealand Banking Group Ltd.:
0.43%, 5/07/15 (a)(b)	400	400,188
0.63%, 1/10/17 (a)(b)	250	250,378
Bank of Tokyo-Mitsubishi Ufj Ltd., 2.45%, 9/11/15 (a)	400	404,143
Banque Federative du Credit Mutuel SA, 1.11%, 1/20/17 (a)(b)	500	502,901
BP Capital Markets PLC, 0.56%, 11/06/15 (b)	500	500,666
BPCE S.A.:
0.75%, 7/15/15 (b)	300	300,394
1.08%, 2/10/17 (b)	250	251,397
Commonwealth Bank of Australia:
1.95%, 3/16/15	350	350,677
1.04%, 9/18/15 (a)(b)	300	301,452
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 0.72%, 3/18/16 (b)	500	501,845
Deutsche Bank AG, 3.45%, 3/30/15	500	502,253
ING Bank NV, 0.49%, 2/24/15 (a)(b)	500	500,046
JPMorgan Chase & Co., 4.75%, 3/01/15	250	250,832
JPMorgan Chase Bank NA, 0.50%, 7/30/15 (b)	250	250,160
Macquarie Bank Ltd.:
0.69%, 6/15/16 (a)(b)	275	275,290
0.89%, 10/27/17 (a)(b)	250	249,986
Suncorp Metway Ltd., 0.70%, 5/23/16 (a)(b)	500	500,750
Svenska Handelsbanken AB:
0.68%, 3/21/16 (b)	500	501,877
0.72%, 9/23/16 (b)	250	250,934
Toronto-Dominion Bank, 2.38%, 10/19/16	500	513,417
Wells Fargo & Co., 1.25%, 2/13/15	375	375,086
Wells Fargo Bank N.A., 0.54%, 7/20/15 (b)	500	500,531

		8,435,203

Corporate Bonds	Par (000)	Value
Diversified Financial Services — 4.8%
American Express Credit Corp., 1.34%, 6/12/15 (b)	$625	$627,204
Shell International Finance BV, 0.44%, 11/15/16 (b)	375	375,198
Toyota Motor Credit Corp., 0.39%, 9/18/15 (b)	200	200,161

		1,202,563
Diversified Telecommunication Services — 3.7%
AT&T, Inc., 0.62%, 2/12/16 (b)	500	500,132
Deutsche Telekom International Finance Bv, 5.75%, 3/23/16	250	263,642
Verizon Communications, Inc., 2.50%, 9/15/16	166	169,868

		933,642
Food Products — 1.5%
General Mills, Inc., 0.55%, 1/29/16 (b)	250	249,730
Kellogg Co., 0.46%, 2/13/15 (b)	125	124,999

		374,729
Health Care Providers & Services — 2.0%
Principal Life Global Funding II, 0.61%, 5/27/16 (a)(b)	500	501,250
Insurance — 2.5%
Prudential Financial Inc, 4.75%, 9/17/15	600	614,744
Manufacturing — 3.0%
Cooper US Inc, 2.38%, 1/15/16	250	254,067
Tyco Electronics Group SA, 0.45%, 1/29/16 (b)	500	499,901

		753,968
Metals & Mining — 3.0%
Rio Tinto Finance USA Ltd., 2.50%, 5/20/16	250	255,118
Rio Tinto Finance USA PLC, 1.08%, 6/17/16 (b)	500	501,641

		756,759
Oil, Gas & Consumable Fuels — 3.2%
Devon Energy Corp., 0.69%, 12/15/15 (b)	250	249,737
Total Capital Canada Ltd., 0.63%, 1/15/16 (b)	300	300,850
TransCanada Pipelines Ltd., 0.94%, 6/30/16 (b)	250	250,705

		801,292
Pharmaceuticals — 1.0%
Bayer AG, 0.50%, 10/07/16 (a)(b)	250	250,073
Pipelines (No Natural Gas) — 2.3%
Enterprise Products Operating LLC, 1.25%, 8/13/15	575	575,891
Wireless Telecommunication Services — 2.0%
America Movil Sab de CV, 2.38%, 9/08/16	250	254,757
Vodafone Group PLC, 0.62%, 2/19/16 (b)	250	250,095

		504,852
Total Corporate Bonds — 68.0%		17,030,852
Total Long-Term Investments (Cost — $18,154,187) — 72.6%		18,170,244

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	11

Schedule of Investments (continued)	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Short-Term Securities
Certificates of Deposit	Par (000)	Value
Yankee (c) — 10.0%
Barclays Bank PLC, New York, 0.55%, 5/01/15 (b)	$250	$249,982
Credit Industriel et Commercial, New York, 0.54%, 4/14/15 (b)	500	499,978
Credit Suisse, New York:
0.43%, 8/24/15 (b)	250	250,038
0.65%, 12/07/15 (b)	500	500,245
Sumitomo Mitsui Banking Corp., New York, 0.66%, 4/01/15 (b)	1,000	1,000,358
Total Certificates of Deposit — 10.0%		2,500,601

Commercial Paper (d)
Daimler Finance NA LLC, 0.60%, 2/26/15	250	249,955
Nissan Motor Acceptance Corp., 0.40%, 4/20/15	550	549,630
Sabmiller Holdings, 0.44%, 3/31/15	250	249,879
Vodafone Group PLC:
0.44%, 4/10/15	500	499,711
0.55%, 4/10/15	250	249,856
Total Commercial Paper — 7.2%		1,799,031

Money Market Funds — 0.1%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	40,314	40,314

Repurchase Agreements	Par (000)
Barclays Capital Inc., 0.72%, 5/18/15 (Purchased on 11/18/14 to be repurchased at $752,715, collateralized by various corporate/debt obligations, 4.00% to 10.00% due from 3/01/17 to 10/15/24, aggregate original par and fair value of $919,721 and $900,001, respectively)	750	751,158
Total Value of Barclays Capital Inc. (Collateral value of $900,001)		751,158

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.14%, 2/02/15 (g) (Purchased on 3/04/13 to be repurchased at $255,542, collateralized by various U.S. government sponsored agency obligations, 0.02% to 0.25% due from 9/12/21 to 3/11/41, aggregate original par and fair value of $3,194,029 and $267,884, respectively)	$250	$250,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $267,884)		250,000
Morgan Stanley & Co. LLC, 0.41%, 3/16/15 (g) (Purchased on 12/14/14 to be repurchased at $550,220, collateralized by Freddie Mac Participation Certificate, 4.50% due at 12/16/52, original par and fair value of $410,553 and $588,500, respectively)	550	550,000
Total Value of Morgan Stanley & Co. LLC (Collateral value of $588,500)		550,000
RBS Securities Inc., 1.00%, 2/04/15 (Purchased on 1/05/15 to be repurchased at $900,750, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 0.18% to 2.20% due from 9/12/21 to 3/11/41, aggregate original par and fair value of $2,049,624,762 and $1,125,002, respectively)	900	900,000
Total Value of RBS Securities Inc. (Collateral value of $1,125,002)		900,000
Total Repurchase Agreements — 9.8%		2,451,158
Total Short-Term Securities (Cost — $6,789,387) — 27.1%		6,791,104
Total Investments (Cost — $24,943,574) — 99.7%		24,961,348
Other Assets Less Liabilities — 0.3%		70,704

Net Assets — 100.0%		$25,032,052

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock Short Obligations Fund

(e)	During the period ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity (Shares)	Shares Held at January 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	40,314	40,314	$13

(f)	Represents the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$18,170,244	—	$18,170,244
Short-Term Securities	$40,314	6,750,790	—	6,791,104
Total	$40,314	$24,921,034	—	$24,961,348

[1] See above Schedule of Investments for values in each security type.

During the period ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	13

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Short-Term Treasury Fund
(Percentages shown are based on Net Assets)

Money Market Funds — 0.0%	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.03% (a)(b)	438	$438

U.S. Treasury Obligations	Par (000)
U.S. Treasury Bills: (c)
0.05%, 2/26/15	$768	767,996
0.05%, 3/05/15	500	499,997
0.05%, 3/19/15	500	499,996
0.13%, 4/02/15	200	199,998
0.05%, 4/23/15	500	499,992
0.06%, 5/14/15	1,000	999,958
0.07%, 5/21/15	500	499,966
0.07%, 5/28/15	700	699,961
0.16%, 6/25/15	100	99,989
0.11%-0.13%, 7/02/15	1,000	999,854
0.13%, 7/09/15	1,500	1,499,803
0.09%, 7/16/15	500	499,903
0.08%, 7/30/15	1,000	999,703
U.S. Treasury Notes:
0.25%-2.25%, 1/31/15	269	269,000
2.38%, 2/28/15	500	500,801
2.50%, 3/31/15	250	250,947
0.13%, 4/30/15	1,000	999,844
4.13%, 5/15/15	1,000	1,011,406
1.75%, 7/31/15	116	116,952
0.38%, 8/31/15	125	125,190
0.07%, 1/31/16(d)	138	137,981
0.09%, 4/30/16(d)	180	179,995
0.09%, 7/31/16(d)	288	287,994
0.07%, 10/31/16(d)	365	364,826
0.10%, 1/31/17(d)	300	299,461
Total U.S. Treasury Obligations — 88.8%		13,311,513

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.06%, 2/02/15 (Purchased on 1/30/15 to be repurchased at $994,005, collateralized by U.S. Treasury Note, 1.75% due at 9/30/19, original par and fair value of $986,000 and $1,013,968, respectively)	$994	$994,000
Total Value of Morgan Stanley & Co. LLC (Collateral value of $1,013,968)		994,000
TD Securities (USA) LLC, 0.05%, 2/02/15 (Purchased on 1/30/15 to be repurchased at $1,000,004, collateralized by U.S. Treasury Note, 0.88% due at 12/31/16, original par and fair value of $1,012,200 and $1,020,051, respectively)	1,000	1,000,000
Total Value of TD Securities (USA) LLC (Collateral value of $1,020,051)		1,000,000
Total Repurchase Agreements — 13.3%		1,994,000
Total Investments (Cost — $15,305,386) — 102.1%		15,305,951
Liabilities in Excess of Other Assets — (2.1)%		(309,590)

Net Assets — 100.0%		$14,996,361

Notes to Schedule of Investments

(a)	Represents the current yield as of report date.

(b)	During the period ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity (Shares)	Shares Held at January 31, 2015	Income
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,980	(1,542)	438	—

(c)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(d)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock Short-Term Treasury Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	$438	$15,305,513	—	$15,305,951
[1] See above Schedule of Investments for values in each security type.

During the period ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	15

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Banks — 22.1%
Bank of America Corp, 3.70%, 9/01/15	$590	$600,227
Bank of America Corp., 4.50%, 4/01/15	490	493,072
Bank of Tokyo-Mitsubishi Ufj Ltd., 2.45%, 9/11/15 (a)	750	757,769
Deutsche Bank AG, 3.45%, 3/30/15	750	753,379
Deutsche Bank AG London, 3.25%, 1/11/16	275	281,066
ING Bank NV:
0.49%, 2/24/15 (a)(b)	750	750,069
2.00%, 9/25/15 (a)	200	201,588
Macquarie Bank Ltd., 3.45%, 7/27/15	280	283,917
National Australia Bank Ltd., 1.60%, 8/07/15	250	251,346
Societe Generale SA, 3.10%, 9/14/15 (a)	650	659,629
Wells Fargo & Co., 1.17%, 6/26/15 (b)	500	501,813

		5,533,875
Beverages — 3.5%
Pepsico Inc, 0.75%, 3/05/15	860	860,328
Chemicals — 2.2%
Ecolab, Inc.:
4.88%, 2/15/15	300	300,497
1.00%, 8/09/15	250	250,496

		550,993
Diversified Financial Services — 14.9%
American Express Credit Corp.:
1.34%, 6/12/15 (b)	250	250,882
2.75%, 9/15/15	500	506,717
American Honda Finance Corp., 1.45%, 2/27/15 (a)	910	910,678
ANZ New Zealand International Ltd., 1.13%, 5/28/15 (b)	500	501,243
Caterpillar Financial Services Corp.:
4.75%, 2/17/15	500	500,816
4.63%, 6/01/15	400	405,561
General Electric Capital Corp.:
1.09%, 5/28/15 (b)	500	501,307
3.50%, 6/29/15	150	151,947

		3,729,151
Diversified Telecommunication Services — 8.6%
AT&T, Inc., 0.62%, 2/12/16 (b)	750	750,198
British Telecommunications PLC, 2.00%, 6/22/15	500	502,684
Verizon Communications, Inc., 0.44%, 3/06/15 (a)(b)	890	890,048

		2,142,930
Food Products — 4.3%
Kellogg Co., 0.46%, 2/13/15 (b)	1,062	1,061,994
Insurance — 1.0%
Prudential Financial Inc, 4.75%, 9/17/15	250	256,143
Metals & Mining — 2.0%
Rio Tinto Finance USA PLC, 1.13%, 3/20/15	500	500,404
Oil, Gas & Consumable Fuels — 1.8%
BP Capital Markets PLC, 3.88%, 3/10/15	450	451,571

Corporate Bonds	Par (000)	Value
Specialty Retail — 1.0%
Walgreen Co., 1.00%, 3/13/15	$260	$260,164
Total Long-Term Investments (Cost — $15,347,012) — 61.4%		15,347,553

Short-Term Securities
Certificates of Deposit
Domestic — 1.0%
Citibank N.A., 0.38%, 8/12/15 (b)	250	249,958
Yankee (c) — 8.6%
Barclays Bank PLC, New York, 0.55%, 5/01/15 (b)	250	249,982
Canadian Imperial Bank of Commerce, New York, 0.33%, 6/01/15 (b)	250	250,000
Credit Agricole CIB, New York, 0.44%, 6/01/15	500	500,202
Credit Industriel et Commercial, New York, 0.54%, 4/14/15 (b)	500	499,978
Sumitomo Mitsui Banking Corp., New York, 0.66%, 4/01/15 (b)	650	650,233
Total Certificates of Deposit — 9.6%		2,400,353

Commercial Paper
Credit Agricole CIB, 0.35%, 3/09/15 (d)	275	275,032
Daimler Finance North America LLC, 0.61%, 2/02/15 (d)	400	399,992
Hyundai Capital America, 0.40%, 2/05/15 (d)	1,000	999,962
Macquarie Bank Ltd., 0.56%, 1/04/16 (b)	250	249,974
Nissan Motor Acceptance Corp., 0.40%, 4/20/15 (d)	250	249,832
Sabmiller Holdings, 0.44%, 3/31/15 (d)	500	499,758
Virginia Electric and Power Company, 0.40%, 3/02/15 (d)	408	407,922
Vodafone Group PLC:
0.55%, 4/10/15 (d)	250	249,856
0.56%, 6/02/15 (d)	500	499,397
Total Commercial Paper — 15.3%		3,831,725

Money Market Funds — 0.0%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	782	782

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Ultra-Short Obligations Fund (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital Inc., 0.72%, 5/18/15 (Purchased on 11/18/14 to be repurchased at $752,715, collateralized by various corporate/debt obligations, 3.50% to 11.00%, due from 7/18/16 to 1/11/25, aggregate original par and fair value of $1,135,914 and $900,000, respectively)	$750	$751,158
Total Value of Barclays Capital Inc. (Collateral value of $900,000)		751,158
Citigroup Global Markets, Inc., 0.62%, 3/06/15 (g) (Purchased on 9/04/14 to be repurchased at $501,576, collateralized by U.S. Treasury Bond, 3.13%, due at 8/15/44, original par and fair value of $430,000 and $510,041, respectively)	500	500,000
Total Value of Citigroup Global Markets, Inc. (Collateral value of $510,041)		500,000
J.P. Morgan Securities LLC, 0.53%, 2/18/15 (Purchased on 11/19/14 to be repurchased at $751,005, collateralized by various corporate/debt obligations, 0.00%, due from 7/3/27 to 10/18/28, aggregate original par and fair value of $895,000 and $900,189, respectively)	750	750,129
Total Value of J.P. Morgan Securities LLC (Collateral value of $900,189)		750,129

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.14%, 2/02/15 (g) (Purchased on 3/04/13 to be repurchased at $255,542, collateralized by various U.S. government sponsored agency obligations, 2.12% to 4.00%, due from 7/15/26 to 3/25/42, aggregate original par and fair value of $3,194,029 and $276,884, respectively)	$250	$250,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $276,884)		250,000
Morgan Stanley & Co. LLC, 0.41%, 3/16/15 (g) (Purchased on 12/16/14 to be repurchased at $500,513, collateralized by various U.S. government sponsored agency obligations, 0.00% to 6.00%, due from 6/16/43 to 8/15/43, aggregate original par and fair value of $799,469 and $535,001, respectively)	500	500,000
Total Value of Morgan Stanley & Co. LLC (Collateral value of $535,001)		500,000
RBS Securities Inc., 1.00%, 2/04/15 (Purchased on 1/05/15 to be repurchased at $850,708, collateralized by various U.S. government sponsored agency obligations, 0.00% to 5.70%, due from 2/12/17 to 9/16/40, aggregate original par and fair value of $470,189,482 and $1,062,536, respectively)	850	850,000
Total Value of RBS Securities Inc. (Collateral value of $1,062,536)		850,000
Total Repurchase Agreements — 14.4%		3,601,287
Total Short-Term Securities (Cost — $9,832,091) — 39.3%		9,834,147
Total Investments (Cost — $25,179,103) — 100.7%		25,181,700
Liabilities in Excess of Other Assets — (0.7)%		(181,563)

Net Assets — 100.0%		$25,000,137

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(e)	During the period ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity (Shares)	Shares Held at January 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,834	(47,052)	782	$77

(f)	Represents the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	17

Schedule of Investments (concluded)	BlackRock Ultra-Short Obligations Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$15,347,553	—	$15,347,553
Short-Term Securities	$782	9,833,365	—	9,834,147
Total	$782	$25,180,918	—	$25,181,700

1 See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, cash of $862,949 is categorized as Level 1 within the disclosure hierarchy.

During the period ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2015

Statements of Assets and Liabilities

January 31, 2015 (Unaudited)	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Assets
Investments at value — unaffiliated[1]	$22,469,876	$13,311,513	$21,579,631
Investments at value — affiliated[2]	40,314	438	782
Repurchase agreements at value[3]	2,451,158	1,994,000	3,601,287
Cash	—	—	862,949
Interest receivable	70,913	19,176	108,190
Receivable from Manager	17,709	14,036	18,816
Prepaid expenses	18,350	19,373	18,350

Total assets	25,068,320	15,358,536	26,190,005

Liabilities
Investments purchased payable	—	299,962	1,146,959
Professional fees payable	9,885	44,349	19,096
Income dividends payable	11,625	127	8,324
Printing fees payable	4,108	3,147	4,109
Custodian fees payable	1,478	5,762	2,196
Officer’s and Trustees’ fees payable	1,175	1,223	1,178
Other affiliates payable	64	56	69
Other accrued expenses payable	7,933	7,549	7,937

Total liabilities	36,268	362,175	1,189,868

Net Assets	$25,032,052	$14,996,361	$25,000,137

Net Assets Consist of
Paid-in capital	$24,986,680	$14,991,823	$24,980,346
Undistributed net investment income	23,019	2,780	21,102
Accumulated net realized gain	5,547	1,149	806
Net unrealized appreciation/depreciation	16,806	609	(2,117)

Net Assets	$25,032,052	$14,996,361	$25,000,137

[1] Investments at cost — unaffiliated	$22,453,260	$13,310,948	$21,578,321
[2] Investments at cost — affiliated	$40,314	$438	$782
[3] Repurchase agreements at cost	$2,450,000	$1,994,000	$3,600,000

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	19

Statements of Assets and Liabilities (concluded)

January 31, 2015 (Unaudited)	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Net Asset Value
BlackRock
Net assets	$15,018,925	—	$15,000,717

Shares outstanding[4]	1,500,450	—	1,500,060

Net asset value	$10.01	—	$10.00

Institutional
Net assets	$10,013,127	—	$9,999,420

Shares outstanding[4]	1,000,801	—	1,000,000

Net asset value	$10.01	—	$10.00

Institutional Daily
Net assets	—	$14,996,361	—

Shares outstanding[4]	—	1,500,000	—

Net asset value	—	$10.00	—

[4]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2015

Statements of Operations

Six Months Ended January 31, 2015	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Investment Income
Interest — unaffiliated	$78,397	$5,114	$55,460
Interest — affiliated	13	—	77

Total Income	78,410	5,114	55,537

Expenses
Investment advisory	31,555	18,899	31,512
Professional	40,604	44,001	51,483
Administration	9,912	6,388	9,898
Administration — BlackRock	1,829	—	1,827
Administration — Institutional	1,220	—	1,218
Administration — Institutional Daily	—	1,826	—
Registration	13,197	13,417	13,197
Officer and Trustees	1,883	1,792	1,884
Custodian	631	9,609	3,082
Transfer agent — BlackRock	30	—	33
Transfer agent — Institutional	30	—	29
Transfer agent — Institutional Daily	—	30	—
Printing	15,419	8,937	15,413
Miscellaneous	4,045	3,829	3,976

Total expenses	120,355	108,728	133,552
Less fees waived by Manager	(31,555)	(18,899)	(31,512)
Less administration fees waived	(8,776)	(5,256)	(8,763)
Less administration fees waived — BlackRock	(1,829)	—	(1,827)
Less administration fees waived — Institutional Daily	—	(1,826)	—
Less transfer agent fees waived — BlackRock	(12)	—	(12)
Less transfer agent fees waived — Institutional Daily	—	(19)	—
Less transfer agent fees reimbursed — BlackRock	(18)	—	(21)
Less transfer agent fees reimbursed — Institutional Daily	—	(11)	—
Less expenses reimbursed by Manager	(63,990)	(78,385)	(77,255)

Total expenses after fees waived and reimbursed	14,175	4,332	14,162

Net investment income	64,235	782	41,375

Realized and Unrealized Gain (Loss)
Net realized gain from investments	4,101	390	376
Net change in unrealized appreciation/depreciation	(21,299)	(313)	(4,101)

Net realized and unrealized gain (loss)	(17,198)	77	(3,725)

Net Increase in Net Assets Resulting from Operations	$47,037	$859	$37,650

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	21

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund		BlackRock Short-Term Treasury Fund
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$64,235	$119,416	$782	$1,518
Net realized gain	4,101	1,446	390	759
Net change in unrealized appreciation/depreciation	(21,299)	18,722	(313)	(814)

Net increase in net assets resulting from operations	47,037	139,584	859	1,463

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(39,287)	(72,341)	—	—
Institutional	(24,948)	(45,436)	—	—
Institutional Daily	—	—	(782)	(6,902)
Net realized gain:
BlackRock	—	(1,007)	—	—
Institutional	—	(632)	—	—
Institutional Daily	—	—	—	(16)

Decrease in net assets resulting from distributions to shareholders	(64,235)	(119,416)	(782)	(6,918)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,013	—	—	—

Net Assets
Total increase (decrease) in net assets	(9,185)	20,168	77	(5,455)
Beginning of period	25,041,237	25,021,069	14,996,284	15,001,739

End of period	$25,032,052	$25,041,237	$14,996,361	$14,996,284

Undistributed net investment income, end of period	$23,019	$23,019	$2,780	$2,780

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock Ultra-Short Obligations Fund
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$41,375	$87,646
Net realized gain	376	430
Net change in unrealized appreciation/depreciation	(4,101)	(1,054)

Net increase in net assets resulting from operations	37,650	87,022

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(25,499)	(53,281)
Institutional	(15,876)	(32,917)
Net realized gain:
BlackRock	—	(895)
Institutional	—	(553)

Decrease in net assets resulting from distributions to shareholders	(41,375)	(87,646)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	—	—

Net Assets
Total decrease in net assets	(3,725)	(624)
Beginning of period	25,003,862	25,004,486

End of period	$25,000,137	$25,003,862

Undistributed net investment income, end of period	$21,102	$21,102

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	23

Financial Highlights	BlackRock Short Obligations Fund

	BlackRock
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.01	$10.00

Net investment income[2]	0.03	0.05	0.03
Net realized and unrealized gain	0.00 [3]	0.00 [3]	0.01

Net increase from investment operations	0.03	0.05	0.04

Distributions from:[4]
Net investment income	(0.04)	(0.04)	(0.03)
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.04)	(0.04)	(0.03)

Net asset value, end of period	$10.01	$10.02	$10.01

Total Return[6]
Based on net asset value	0.17%[7]	0.59%	0.43%[7]

Ratios to Average Net Assets
Total expenses	0.95%[8]	1.15%	1.00%[8,9]

Total expenses after fees waived and reimbursed	0.10%[8]	0.10%	0.13%[8]

Net investment income	0.52%[8]	0.49%	0.46%[8]

Supplemental Data
Net assets, end of period (000)	$15,019	$15,029	$15,017

Portfolio turnover rate	23%	50%	35%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Amount is greater than $(0.005) per share.
[6]	Where applicable, assumes the reinvestment of distributions.
[7]	Aggregate total return.
[8]	Annualized.
[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 1.00%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JANUARY 31, 2015

Financial Highlights (concluded)	BlackRock Short Obligations Fund

	Institutional
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period July 9, 2013[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.00	$10.00

Net investment income[2]	0.03	0.05	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.00 [3]	0.00 [3]

Net increase from investment operations	0.03	0.05	0.00

Distributions from:[4]
Net investment income	(0.03)	(0.04)	(0.00)[5]
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.03)	(0.04)	0.00

Net asset value, end of period	$10.01	$10.01	$10.00

Total Return[6]
Based on net asset value	0.25%[7]	0.56%	0.03%[7]

Ratios to Average Net Assets
Total expenses	0.95%[8]	1.15%	1.53%[8,9]

Total expenses after fees waived and reimbursed	0.13%[8]	0.13%	0.13%[8]

Net investment income	0.49%[8]	0.46%	0.51%[8]

Supplemental Data
Net assets, end of period (000)	$10,013	$10,012	$10,004

Portfolio turnover rate	23%	50%	35%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Amount is greater than $(0.005) per share.
[6]	Where applicable, assumes the reinvestment of distributions.
[7]	Aggregate total return.
[8]	Annualized.
[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.53%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	25

Financial Highlights	BlackRock Short-Term Treasury Fund

	Institutional Daily
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.00 [3]	0.00 [3]	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.00 [3]	0.00 [3]

Net increase from investment operations	0.00	0.00	0.00

Distributions from:[4]
Net investment income	(0.00)[5]	(0.00)[5]	(0.00)[5]
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$10.00	$10.00	$10.00

Total Return[6]
Based on net asset value	0.01%[7]	0.05%	0.01%[7]

Ratios to Average Net Assets
Total expenses	1.44%[8]	1.55%	1.64%[8,9]

Total expenses after fees waived and reimbursed	0.06%[8]	0.07%	0.11%[8]

Net investment income	0.01%[8]	0.01%	0.01%[8]

Supplemental Data
Net assets, end of period (000)	$14,996	$14,996	$15,002

Portfolio turnover rate	130%	33%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Daily Shares would have been 1.65%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JANUARY 31, 2015

Financial Highlights	BlackRock Ultra-Short Obligations Fund

	BlackRock
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.02	0.04	0.03
Net realized and unrealized gain	0.00 [3]	0.00 [3]	0.00 [3]

Net increase from investment operations	0.02	0.04	0.03

Distributions from:[4]
Net investment income	(0.02)	(0.04)	(0.03)
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.02)	(0.04)	(0.03)

Net asset value, end of period	$10.00	$10.00	$10.00

Total Return[6]
Based on net asset value	0.19%[7]	0.36%	0.25%[7]

Ratios to Average Net Assets[8]
Total expenses	1.06%[8]	1.17%	0.99%[8,9]

Total expenses after fees waived and reimbursed	0.10%[8]	0.10%	0.12%[8]

Net investment income	0.34%[8]	0.36%	0.36%[8]

Supplemental Data
Net assets, end of period (000)	$15,001	$15,003	$15,003

Portfolio turnover rate	37%	129%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 0.99%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2015	27

Financial Highlights (concluded)	BlackRock Ultra-Short Obligations Fund

	Institutional
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Period July 9, 2013[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.02	0.03	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.00 [3]	0.00 [3]

Net increase from investment operations	0.02	0.03	0.00

Distributions from:[4]
Net investment income	(0.02)	(0.03)	(0.00)[5]
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.02)	(0.03)	0.00

Net asset value, end of period	$10.00	$10.00	$10.00

Total Return[6]
Based on net asset value	0.18%[7]	0.34%	0.02%[7]

Ratios to Average Net Assets
Total expenses	1.06%[8]	1.17%[8]	1.32%[8,9]

Total expenses after fees waived and reimbursed	0.13%[8]	0.13%[8]	0.13%[8]

Net investment income	0.31%[8]	0.33%[8]	0.38%[8]

Supplemental Data
Net assets, end of period (000)	$9,999	$10,001	$10,001

Portfolio turnover rate	37%	129%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.32%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (“Short Obligations”), BlackRock Short-Term Treasury Fund (“Short-Term Treasury”) and BlackRock Ultra-Short Obligations Fund (“Ultra-Short Obligations”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is classified as diversified.

Each fund offers multiple classes of shares. BlackRock, Institutional and Institutional Daily Shares are sold without a sales charge and only to certain eligible investors. The BlackRock and Institutional Shares of Short Obligations and Ultra-Short Obligations and the Institutional and Institutional Daily Shares of Short-Term Treasury have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning

BLACKROCK FUNDS	JANUARY 31, 2015	29

Notes to Financial Statements (continued)

on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

30	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.250%
$1 billion - $3 billion	0.240%
$3 billion - $5 billion	0.230%
$5 billion - $10 billion	0.220%
Greater than $10 billion	0.210%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in expenses reimbursed by Manager in the Statements of Operations. For the period ended January 31, 2015, the Manager reimbursed $21 and $74 for Short Obligations and Ultra-Short Obligations, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statement of Operations, is paid at the below annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

Prior to January 1, 2015, BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

BLACKROCK FUNDS	JANUARY 31, 2015	31

Notes to Financial Statements (continued)

For the period ended January 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Short Obligations	$3,049
Short-Term Treasury	$1,826
Ultra-Short Obligations	$3,045

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Short Obligations		Short-Term Treasury	Ultra-Short Obligations
	Contractual[1]	Voluntary[2,3]	Contractual[1]	Contractual[1]	Voluntary[2,4]
BlackRock	0.30%	0.10%	—	0.25%	0.10%
Institutional	0.35%	0.20%	0.20%[5]	0.30%	0.20%
Institutional Daily	—	—	0.20%	—	—

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent trustees, or by a vote of majority of the outstanding voting securities of the Fund.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	Prior to December 17, 2012, Short Obligations had a voluntary expense cap of 0.25% and from December 17, 2012 to January 22, 2013 a voluntary expense cap of 0.18% with respect to BlackRock shares.

[4]	Prior to January 22, 2013, Ultra-Short Obligations had a voluntary expense cap of 0.18% with respect to BlackRock shares.

[5]	There were no shares outstanding as of January 31, 2015.

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the period ended Janu-ary 31, 2015, the Manager waived $31,555, 18,899 and $31,512 of investment advisory fees for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $63,969, $78,385 and $77,181 for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in expenses reimbursed by Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses to enable Short-Term Treasury to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager. The Manager may discontinue the waiver or reimbursement at any time.

32	BLACKROCK FUNDS	JANUARY 31, 2015

Notes to Financial Statements (continued)

On January 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2015	2016	2017
Short Obligations
Fund Level	$82,787	$205,526	$78,990
BlackRock	$4,339	$3,829	$1,856
Short-Term Treasury
Fund Level	$143,220	$198,471	$91,452
Institutional Daily	$2,816	$3,936	$1,855
Ultra-Short Obligations
Fund Level	$82,082	$222,314	$98,483
BlackRock	$4,341	$3,863	$1,867

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities for the period ended January 31, 2015, were as follows:

Purchases	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Non-U.S. Government Securities	$4,496,093	$288,122	$1,000,266
U.S. Government Securities	—	$664,841	—

Total Purchases	$4,496,093	$952,963	$1,000,266

Sales	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Non-U.S. Government Securities	$4,118,845	—	$9,562,584
U.S. Government Securities	—	$2,364,001	—

Total Sales	$4,118,845	$2,364,001	$9,562,584

6. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitationson each Fund’s U.S. federal tax returns remains open for the year ended July 31, 2014 and period ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Tax cost	$24,943,574	$15,305,386	$25,179,103

Gross unrealized appreciation	$21,675	$1,685	$4,271
Gross unrealized depreciation	(3,901)	(1,120)	(1,674)

Net unrealized appreciation	$17,774	$565	$2,597

BLACKROCK FUNDS	JANUARY 31, 2015	33

Notes to Financial Statements (concluded)

7. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value as recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities. See the Schedules of Investments for these securities. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2015, Short Obligations and Ultra-Short Obligations invested a significant portion of its assets in securities in the financial services sector. Changes in economic conditions affecting such financial services sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
Short Obligations	Shares	Amount	Shares	Amount
Institutional
Shares sold	800	$8,000	—	—
Shares issued in reinvestment of dividends	1	13	—	—

Net increase	801	$8,013	—	—

At January 31, 2015, shares owned by affiliates were as follows:

Shares	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Institutional	1,000,000	1,500,000	1,000,000
BlackRock	1,500,450	—	1,500,060

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK FUNDS	JANUARY 31, 2015

Officers and Trustees

Rodney D. Johnson, Chairman of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103

BLACKROCK FUNDS	JANUARY 31, 2015	35

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/cash.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36	BLACKROCK FUNDS	JANUARY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JANUARY 31, 2015	37

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-1/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: April 2, 2015

3